UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22796

Fidelity Merrimack Street Trust

(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-563-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Item 1.	Reports to Stockholders

Fidelity® Corporate Bond ETF
Fidelity® Investment Grade Bond ETF
Fidelity® Investment Grade Securitized ETF
Fidelity® Limited Term Bond ETF
Fidelity® Low Duration Bond Factor ETF
Fidelity® Total Bond ETF
Annual Report
August 31, 2021

To view a fund’s proxy voting guidelines and proxy voting record for the period ended June, 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.
© 2021 FMR LLC. All Rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither the funds nor Fidelity Distributors Corporation is a bank.
Annual Report	2

Note to Shareholders:
Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and - given the wide variability in outcomes regarding the outbreak - significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action - in concert with the U.S. Federal Reserve and central banks around the world - to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.
In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.
Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.
3	Annual Report

Market Recap
U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg Barclays index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.
Annual Report	4

Fidelity® Corporate Bond ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® Corporate Bond ETF, with comparisons over different time periods to the fund’s relevant benchmark. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/actively-managed-fixed-income-etfs or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended August 31, 2021
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity Corporate Bond ETF – NAVA	3.11%	4.99%	4.89%
Fidelity Corporate Bond ETF – Market PriceB	2.81%	4.93%	4.79%
Bloomberg Barclays U.S. Credit Bond IndexA	2.26%	4.54%	4.62%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® Corporate Bond ETF and the fund’s benchmark, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From October 6, 2014.
B	From October 9, 2014, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity Corporate Bond ETF – NAV on October 6, 2014, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Credit Bond Index performed over the same period.
Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.
5	Annual Report

Fidelity Corporate Bond ETF
Management’s Discussion of Fund Performance
Comments from Co-Portfolio Managers David Prothro and Matthew Bartlett:
For the fiscal year ending August 31, 2021, the exchange-traded fund's (ETF) net asset value gained 3.11%, outpacing the 2.26% return of the benchmark, the Bloomberg U.S. Credit Bond Index. The ETF's market price rose 2.81% the past 12 months. Security selection among investment-grade corporate bonds and moderately greater-than-benchmark credit risk fueled the fund's relative outperformance. Picks within the industrials sector were the biggest contributors, led by selections in energy and transportation. Selection among consumer staples issuers provided a further boost. Within financials, selections among banks and overall positioning in REITs (real estate investment trusts) notably aided fund performance, as did picks among insurance companies. Elsewhere, selections among electric utilities were another noteworthy positive. Outside of corporate credit, underweighting government-related categories helped on a relative basis, as they lagged corporate bonds. On the downside, a small out-of-benchmark allocation to U.S. Treasuries, along with a modest cash position – held for hedging and liquidity purposes – dampened the fund’s relative result. As of August 31, we have a positive view of the market’s fundamental environment, and are largely constructive on the supply/demand backdrop. However, we plan to take a cautious approach toward adding risk to the fund, given the market’s elevated valuation following a strong post-COVID rally.
Note to shareholders: On October 1, 2020, Jay Small assumed co-management responsibilities for the fund, joining Co-Managers David Prothro, Matthew Bartlett and Ben Tarlow. David Prothro plans to retire from Fidelity on December 31, 2021. At that time, the remaining co-managers will continue to oversee the fund.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
Annual Report	6

Fidelity Corporate Bond ETF
Investment Summary (Unaudited)

Quality Diversification as of August 31, 2021
We have used ratings from Moody’s Investors Service, Inc. Where Moody’s® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation as of August 31, 2021
* Foreign investments – 18.3%

7	Annual Report

Fidelity® Investment Grade Bond ETF
Investment Summary (Unaudited)
Quality Diversification as of August 31, 2021
We have used ratings from Moody’s Investors Service, Inc. Where Moody’s® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation as of August 31, 2021
* Foreign investments – 12.8%

Annual Report	8

Fidelity® Investment Grade Securitized ETF
Investment Summary (Unaudited)
Quality Diversification as of August 31, 2021
* Short-Term Investment and Net Other Assets (Liabilities) are not included in the pie chart.
We have used ratings from Moody’s Investors Service, Inc. Where Moody’s® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation as of August 31, 2021
* Short-Term Investment and Net Other Assets (Liabilities) are not included in the pie chart.

9	Annual Report

Fidelity® Limited Term Bond ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® Limited Term Bond ETF, with comparisons over different time periods to the fund’s relevant benchmarks. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/actively-managed-fixed-income-etfs or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended August 31, 2021
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity Limited Term Bond ETF – NAVA	0.83%	2.59%	2.54%
Fidelity Limited Term Bond ETF – Market PriceB	0.72%	2.55%	2.48%
Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond IndexA	0.33%	2.27%	2.17%
Fidelity Limited Term Composite IndexA	0.94%	2.72%	2.59%
Bloomberg U.S. 1-5 Year Credit Bond IndexA	1.20%	2.92%	2.77%
Bloomberg U.S. 1-5 Year Government Bond IndexA	-0.12%	1.91%	1.85%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® Limited Term Bond ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From October 6, 2014.
B	From October 9, 2014, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity Limited Term Bond ETF – NAV on October 6, 2014, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. 1-5 Year Government/Credit Bond Index performed over the same period.
Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.
Annual Report	10

Fidelity Limited Term Bond ETF
Management’s Discussion of Fund Performance
Comments from Co-Portfolio Manager Rob Galusza:
For the fiscal year ending August 31, 2021, the exchange-traded fund’s (ETF) net asset value gained 0.83%, slightly trailing, net of fees, the 0.94% advance of the Fidelity Limited Term Composite IndexSM, as well as the Lipper peer group average. The ETF’s market price rose 0.72% the past 12 months. Sector allocation slightly contributed to the fund’s result versus the Composite index, including our decisions to underweight the bonds of U.S. government agencies and avoid the bonds of non-U.S. government entities. A non-Composite stake in commercial mortgage-backed securities (CMBS) added value. Overall, security selection helped meaningfully, especially choices among corporate bonds, including the banking, transportation and energy industries. Picks in the consumer non-cyclical segment contributed as well. Conversely, our positioning along the yield curve detracted from the fund's relative result. Underweighting U.S. Treasury securities hurt to a lesser extent. Sector allocations among the bonds of industrial companies also detracted, as did non-Composite exposure to mortgage-backed securities (MBS). The past 12 months, we slightly reduced the fund's corporate bond holdings and added exposure to U.S. Treasuries and asset-backed securities (ABS).
Note to Shareholders: On December 1, 2020, Julian Potenza assumed co-management responsibilities for the fund, succeeding David Prothro.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
11	Annual Report

Fidelity Limited Term Bond ETF
Investment Summary (Unaudited)

Quality Diversification as of August 31, 2021
We have used ratings from Moody’s Investors Service, Inc. Where Moody’s® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation as of August 31, 2021
* Foreign investments – 19.5%

Annual Report	12

Fidelity® Low Duration Bond Factor ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® Low Duration Bond Factor ETF, with comparisons over different time periods to the fund’s relevant benchmark. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on Cboe BZX Exchange, Inc. (CboeBZX) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on CboeBZX. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/actively-managed-fixed-income-etfs or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended August 31, 2021
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Low Duration Bond Factor ETF – NAVA	0.36%	2.33%
Fidelity Low Duration Bond Factor ETF – Market PriceB	0.24%	2.34%
Fidelity Low Duration Investment Grade Factor IndexA	0.55%	2.58%
Bloomberg U.S. Treasury Bill: 6-9 Months IndexA	0.11%	1.57%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® Low Duration Bond Factor ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From June 12, 2018.
B	From June 14, 2018, date initially listed on the CboeBZX exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity Low Duration Bond Factor ETF – NAV on June 12, 2018, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity Low Duration Investment Grade Factor Index and Bloomberg U.S. Treasury Bill: 6-9 Months Index performed over the same period.
Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.
13	Annual Report

Fidelity Low Duration Bond Factor ETF
Management’s Discussion of Fund Performance
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the fiscal year ending August 31, 2021, the fund returned 0.36% at net asset value and 0.24% on a market-price basis, each about in line, net of fees, with the 0.55% return of the benchmark, the Fidelity Low Duration Investment Grade Factor Index. In managing the fund, our goal is to produce monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (390) and the significant cost and liquidity challenges associated with full replication of the index, we use “statistical sampling” techniques in constructing the portfolio. This approach involves defining and maintaining a subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. Strong economic growth underpinned rising inflation expectations that nudged yields higher and placed broad pressure on U.S. bond prices. Demand for yield, coupled with an improving credit-quality outlook, helped cushion corporate bonds, while persistent inflation and interest-rate worries weighed more heavily on U.S. Treasuries.
Note to shareholders: On October 1, 2020, Richard Munclinger assumed co-management responsibilities for the fund, succeeding Jay Small.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
Annual Report	14

Fidelity Low Duration Bond Factor ETF
Investment Summary (Unaudited)

Top Five Holdings as of August 31, 2021
(by issuer, excluding cash equivalents)	% of fund’s net assets
U.S. Treasury Notes	9.1
Citigroup, Inc.	4.7
Bank of America Corp.	3.9
Morgan Stanley	3.4
Mizuho Financial Group, Inc.	3.1
24.2

Top Five Market Sectors as of August 31, 2021
% of fund's net assets
Financials	65.3
Communication Services	6.3
Consumer Discretionary	5.0
Utilities	3.5
Energy	3.5
Quality Diversification as of August 31, 2021
* Short-Term Investment and Net Other Assets (Liabilities) are not included in the pie chart.
We have used ratings from Moody’s Investors Service, Inc. Where Moody’s® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation as of August 31, 2021
* Foreign investments – 32.8%
* Short-Term Investment and Net Other Assets (Liabilities) are not included in the pie chart.

15	Annual Report

Fidelity® Total Bond ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® Total Bond ETF, with comparisons over different time periods to the fund’s relevant benchmarks. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/actively-managed-fixed-income-etfs or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended August 31, 2021
Average Annual Total Returns	Past 1 Year	Past 5 Years	Life of fund
Fidelity Total Bond ETF – NAVA	1.90%	4.13%	4.09%
Fidelity Total Bond ETF – Market PriceB	1.66%	4.08%	4.01%
Bloomberg Barclays U.S. Aggregate Bond IndexA	-0.08%	3.11%	3.36%
Bloomberg U.S. Universal Bond IndexA	0.88%	3.48%	3.66%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® Total Bond ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From October 6, 2014.
B	From October 9, 2014, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity Total Bond ETF – NAV on October 6, 2014, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.
Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.
Annual Report	16

Fidelity Total Bond ETF
Management’s Discussion of Fund Performance
Comments from Co-Portfolio Managers Celso Munoz and Ford O’Neil:
For the fiscal year, the fund gained 1.90% at net asset value and 1.66% on a market-price basis, outpacing, net of fees, the -0.08% return of the Bloomberg U.S. Aggregate Bond Index. Security selection among investment-grade corporate bonds added notable value for the period. Within corporates, choices among financial institutions boosted the fund’s relative return, such as the fund’s stakes in Synchrony Financial and Omega Healthcare Investors. Selections in the consumer non-cyclical and energy segments also contributed, as did non-index exposure to investment-grade corporate bonds that were downgraded to below-investment grade, such as Ford Motor and Occidental Petroleum. Allocations to “plus” sectors, including high-yield bonds and emerging-markets debt also added considerable value. Elsewhere, underweighting mortgage-backed securities aided the fund’s return versus the index, as did non-benchmark exposure to Treasury Inflation-Protected Securities. Picks among government-related securities produced a positive relative result as well. Conversely, the fund’s positioning along the yield curve and allocations among industrial bonds detracted. Small exposure to Argentina securities modestly hurt as well.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
17	Annual Report

Fidelity Total Bond ETF
Investment Summary (Unaudited)

Quality Diversification as of August 31, 2021
We have used ratings from Moody’s Investors Service, Inc. Where Moody’s® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation as of August 31, 2021
* Foreign investments – 11.2%

Annual Report	18

Fidelity® Corporate Bond ETF
Schedule of Investments August 31, 2021
Showing Percentage of Net Assets
Nonconvertible Bonds – 91.1%
	Principal Amount	Value
COMMUNICATION SERVICES – 8.5%
Diversified Telecommunication Services – 3.3%
AT&T, Inc.:
3.55% 9/15/55 (a)	$ 712,000	$ 728,553
3.65% 6/1/51	530,000	558,990
3.65% 9/15/59 (a)	335,000	344,629
3.80% 12/1/57 (a)	1,209,000	1,285,882
4.30% 2/15/30	572,000	665,475
4.50% 5/15/35 to 3/9/48	979,000	1,159,885
4.90% 6/15/42	178,000	222,576
Level 3 Financing, Inc. 3.40% 3/1/27 (a)	1,141,000	1,202,409
Verizon Communications, Inc.:
2.10% 3/22/28	218,000	223,780
2.55% 3/21/31	202,000	208,654
3.70% 3/22/61	925,000	1,017,049
4.40% 11/1/34	972,000	1,170,194
4.522% 9/15/48	870,000	1,092,834
		9,880,910
Media – 3.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.50% 8/15/30 (a)	943,000	985,303
Charter Communications Operating LLC / Charter Communications Operating Capital:
3.70% 4/1/51	408,000	410,700
3.85% 4/1/61	300,000	298,540
4.20% 3/15/28	718,000	812,643
5.375% 5/1/47	498,000	612,816
Comcast Corp.:
2.45% 8/15/52	562,000	517,846
2.937% 11/1/56 (a)	405,000	401,171
2.987% 11/1/63 (a)	565,000	555,995
Discovery Communications LLC 4.125% 5/15/29	1,015,000	1,146,163
Fox Corp.:
3.50% 4/8/30	358,000	393,840
4.709% 1/25/29	259,000	304,915
5.476% 1/25/39	78,000	101,224
5.576% 1/25/49	310,000	426,428
Tencent Holdings Ltd.:
2.88% 4/22/31 (a)	235,000	244,454
3.575% 4/11/26 (a)	200,000	217,787
The Walt Disney Co.:
3.60% 1/13/51	456,000	526,137
3.80% 3/22/30	421,000	485,353
4.75% 11/15/46	204,000	270,182
Time Warner Cable LLC:
4.50% 9/15/42	153,000	171,098

	Principal Amount	Value

5.875% 11/15/40	$ 714,000	$ 920,618
7.30% 7/1/38	498,000	725,452
		10,528,665
Wireless Telecommunication Services – 1.6%
Rogers Communications, Inc. 4.30% 2/15/48	100,000	114,963
T-Mobile USA, Inc.:
3.50% 4/15/25	1,124,000	1,213,189
3.75% 4/15/27	772,000	854,426
Vodafone Group PLC:
3.25% 6/4/81 (b)	250,000	254,063
4.375% 5/30/28	712,000	828,280
5.25% 5/30/48	1,004,000	1,337,422
		4,602,343
TOTAL COMMUNICATION SERVICES		25,011,918
CONSUMER DISCRETIONARY – 3.9%
Automobiles – 1.0%
Ford Motor Credit Co. LLC:
3.375% 11/13/25	615,000	636,525
3.625% 6/17/31	200,000	206,000
General Motors Co.:
5.40% 4/1/48	220,000	278,652
5.95% 4/1/49	506,000	688,857
Volkswagen Group of America Finance LLC:
1.625% 11/24/27 (a)	450,000	449,295
4.75% 11/13/28 (a)	550,000	650,430
		2,909,759
Diversified Consumer Services – 0.2%
Ingersoll-Rand Luxembourg Finance SA 3.80% 3/21/29	530,000	599,976
Hotels, Restaurants & Leisure – 0.6%
McDonald's Corp.:
3.625% 9/1/49	682,000	766,175
4.875% 12/9/45	442,000	581,498
Starbucks Corp. 4.45% 8/15/49	365,000	459,990
		1,807,663
Household Durables – 0.2%
Lennar Corp. 4.875% 12/15/23	369,000	398,752
Toll Brothers Finance Corp. 4.375% 4/15/23	269,000	280,433
		679,185
Internet & Direct Marketing Retail – 0.1%
Alibaba Group Holding Ltd. 2.125% 2/9/31	200,000	196,546

See accompanying notes which are an integral part of the financial statements.
19	Annual Report

Fidelity® Corporate Bond ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
CONSUMER DISCRETIONARY – continued
Multiline Retail – 0.5%
Dollar Tree, Inc. 4.00% 5/15/25	$ 1,298,000	$ 1,425,300
Specialty Retail – 1.3%
Advance Auto Parts, Inc. 1.75% 10/1/27	338,000	338,497
AutoNation, Inc. 4.75% 6/1/30	19,000	22,410
Lowe's Cos., Inc. 3.65% 4/5/29	821,000	921,542
O'Reilly Automotive, Inc. 4.35% 6/1/28	416,000	483,317
Ross Stores, Inc. 4.60% 4/15/25	1,372,000	1,539,790
The Home Depot, Inc. 3.90% 6/15/47	348,000	418,530
		3,724,086
TOTAL CONSUMER DISCRETIONARY		11,342,515
CONSUMER STAPLES – 5.8%
Beverages – 2.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.:
4.70% 2/1/36	198,000	244,093
4.90% 2/1/46	288,000	367,471
Anheuser-Busch InBev Finance, Inc.:
4.70% 2/1/36	204,000	249,562
4.90% 2/1/46	902,000	1,139,140
Anheuser-Busch InBev Worldwide, Inc.:
3.50% 6/1/30	653,000	727,319
4.50% 6/1/50	716,000	890,130
4.90% 1/23/31	825,000	1,016,061
Constellation Brands, Inc. 2.875% 5/1/30	583,000	613,768
Molson Coors Brewing Co.:
3.00% 7/15/26	381,000	409,333
5.00% 5/1/42	475,000	591,185
		6,248,062
Food & Staples Retailing – 0.8%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (a)	429,000	450,210
CVS Health Corp.:
4.78% 3/25/38	246,000	306,142
4.875% 7/20/35	134,000	165,004
5.05% 3/25/48	866,000	1,146,295
5.125% 7/20/45	171,000	225,677
		2,293,328

	Principal Amount	Value

Food Products – 1.1%
Cargill, Inc. 2.125% 4/23/30 (a)	$ 309,000	$ 316,941
Conagra Brands, Inc. 4.60% 11/1/25	811,000	915,966
JBS U.S.A. LUX SA / JBS U.S.A. Food Co. / JBS U.S.A. Finance, Inc. 5.50% 1/15/30 (a)	850,000	959,267
McCormick & Co., Inc.:
1.85% 2/15/31	561,000	552,314
2.50% 4/15/30	364,000	377,245
Smithfield Foods, Inc. 3.00% 10/15/30 (a)	135,000	137,540
		3,259,273
Tobacco – 1.8%
Altria Group, Inc.:
4.25% 8/9/42	155,000	164,353
4.40% 2/14/26	148,000	167,541
4.80% 2/14/29	333,000	387,323
BAT Capital Corp.:
2.259% 3/25/28	754,000	757,636
3.557% 8/15/27	1,126,000	1,218,513
3.984% 9/25/50	520,000	514,826
Imperial Brands Finance PLC:
3.50% 7/26/26 (a)	550,000	593,597
4.25% 7/21/25 (a)	250,000	274,507
Reynolds American, Inc. 4.45% 6/12/25	1,007,000	1,115,876
		5,194,172
TOTAL CONSUMER STAPLES		16,994,835
ENERGY – 9.9%
Energy Equipment & Services – 0.9%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (a)	800,000	838,560
DCP Midstream Operating LP:
3.875% 3/15/23	530,000	544,575
5.125% 5/15/29	945,000	1,048,950
5.85% 5/21/43 (a)(b)	418,000	386,650
		2,818,735
Oil, Gas & Consumable Fuels – 9.0%
Boardwalk Pipelines LP 3.375% 2/1/23	474,000	488,139
Canadian Natural Resources Ltd.:
3.90% 2/1/25	832,000	902,725
4.95% 6/1/47	134,000	167,711
Cenovus Energy, Inc. 4.25% 4/15/27	1,758,000	1,950,499
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25	405,000	460,113

See accompanying notes which are an integral part of the financial statements.
Annual Report	20

Nonconvertible Bonds – continued
	Principal Amount	Value
ENERGY – continued
Oil, Gas & Consumable Fuels – continued
ConocoPhillips 6.50% 2/1/39	$ 331,000	$ 488,356
ConocoPhillips Holding Co. 6.95% 4/15/29	574,000	776,774
Eastern Gas Transmission & Storage, Inc.:
3.00% 11/15/29 (a)	838,000	891,819
3.90% 11/15/49 (a)	356,000	393,652
Enbridge, Inc.:
4.25% 12/1/26	214,000	240,498
5.50% 12/1/46	124,000	169,818
Energy Transfer LP:
4.00% 10/1/27	452,000	502,321
4.20% 9/15/23	608,000	647,257
4.25% 4/1/24	228,000	244,597
4.95% 6/15/28	678,000	785,333
5.40% 10/1/47	276,000	335,026
5.80% 6/15/38	123,000	151,703
6.00% 6/15/48	257,000	328,366
Enterprise Products Operating LLC:
4.85% 3/15/44	204,000	253,061
4.90% 5/15/46	183,000	228,589
Equinor ASA 2.375% 5/22/30	502,000	521,776
Hess Corp.:
4.30% 4/1/27	194,000	215,538
5.60% 2/15/41	450,000	561,522
6.00% 1/15/40	725,000	930,863
Magellan Midstream Partners LP 3.25% 6/1/30	473,000	509,465
Marathon Petroleum Corp. 4.75% 9/15/44	465,000	548,440
MPLX LP:
1.75% 3/1/26	661,000	669,367
2.65% 8/15/30	1,572,000	1,595,953
4.875% 12/1/24	130,000	144,649
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 1.450% 1.575% 8/15/22 (b)(c)	636,000	633,419
2.90% 8/15/24	86,000	88,150
3.20% 8/15/26	12,000	12,378
3.45% 7/15/24	481,000	496,633
3.50% 8/15/29	587,000	608,302
4.30% 8/15/39	5,000	5,088
4.40% 8/15/49	475,000	478,710
Ovintiv Exploration, Inc. 5.625% 7/1/24	356,000	396,764
Ovintiv, Inc.:
7.20% 11/1/31	270,000	357,478

	Principal Amount	Value

8.125% 9/15/30	$ 148,000	$ 201,698
Petroleos Mexicanos:
5.35% 2/12/28	394,000	391,045
6.49% 1/23/27	85,000	89,845
6.50% 3/13/27	280,000	296,380
Phillips 66:
1.30% 2/15/26	422,000	421,778
3.85% 4/9/25	135,000	147,594
Plains All American Pipeline LP / PAA Finance Corp.:
3.85% 10/15/23	750,000	790,457
4.65% 10/15/25	536,000	597,276
Qatar Petroleum 2.25% 7/12/31 (a)	1,090,000	1,098,175
Spectra Energy Partners LP 3.375% 10/15/26	178,000	192,849
Suncor Energy, Inc. 6.85% 6/1/39	166,000	243,109
The Williams Cos., Inc.:
3.50% 11/15/30	272,000	298,524
5.75% 6/24/44	520,000	694,575
TransCanada PipeLines Ltd. 4.875% 5/15/48	356,000	457,589
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30	26,000	28,147
Valero Energy Corp. 2.85% 4/15/25	24,000	25,329
Western Midstream Operating LP 5.30% 2/1/30	1,174,000	1,315,596
		26,470,818
TOTAL ENERGY		29,289,553
FINANCIALS – 28.7%
Banks – 11.3%
Banco Santander SA 2.749% 12/3/30	1,200,000	1,206,257
Bank of America Corp.:
2.676% 6/19/41 (b)	1,919,000	1,890,702
3 month U.S. LIBOR + 1.190% 2.884% 10/22/30 (b)(c)	487,000	515,767
3 month U.S. LIBOR + 1.180% 3.194% 7/23/30 (b)(c)	375,000	405,861
3 month U.S. LIBOR + 0.097% 3.458% 3/15/25 (b)(c)	337,000	359,730
3 month U.S. LIBOR + 1.512% 3.705% 4/24/28 (b)(c)	362,000	401,256
4.20% 8/26/24	269,000	294,837
4.25% 10/22/26	598,000	679,081
4.45% 3/3/26	230,000	259,421
Bank of Ireland Group PLC 4.50% 11/25/23 (a)	600,000	646,094
See accompanying notes which are an integral part of the financial statements.
21	Annual Report

Fidelity® Corporate Bond ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Banks – continued
Bank of Nova Scotia 4.50% 12/16/25	$ 666,000	$ 754,680
Barclays PLC:
2.645% 6/24/31 (b)	550,000	560,453
4.836% 5/9/28	415,000	470,400
3 month U.S. LIBOR + 3.054% 5.088% 6/20/30 (b)(c)	200,000	233,490
BPCE SA:
2.277% 1/20/32 (a)(b)	650,000	641,458
4.875% 4/1/26 (a)	500,000	568,757
Citigroup, Inc.:
2.572% 6/3/31 (b)	596,000	615,390
2.666% 1/29/31 (b)	507,000	526,774
4.30% 11/20/26	741,000	840,999
4.40% 6/10/25	1,665,000	1,852,274
Cooperatieve Rabobank UA:
3.75% 7/21/26	700,000	774,341
4.625% 12/1/23	400,000	435,236
Credit Suisse AG 2.95% 4/9/25	500,000	534,048
Danske Bank A/S:
1.171% 12/8/23 (a)(b)	500,000	502,542
3 month U.S. LIBOR + 1.294% 3.001% 9/20/22 (a)(b)(c)	650,000	650,779
Fifth Third Bancorp 8.25% 3/1/38	395,000	664,949
HSBC Holdings PLC:
2.357% 8/18/31 (b)	1,050,000	1,054,593
2.848% 6/4/31 (b)	400,000	417,440
3 month U.S. LIBOR + 1.546% 4.041% 3/13/28 (b)(c)	300,000	334,143
Huntington Bancshares, Inc. 2.487% 8/15/36 (a)(b)	848,000	849,530
JPMorgan Chase & Co.:
2.522% 4/22/31 (b)	1,506,000	1,558,295
2.956% 5/13/31 (b)	467,000	494,540
4.125% 12/15/26	306,000	347,417
4.95% 6/1/45	204,000	272,333
Lloyds Banking Group PLC 3 month U.S. LIBOR + 1.249% 2.858% 3/17/23 (b)(c)	700,000	709,395
Natwest Group PLC 2.359% 5/22/24 (b)	215,000	220,961
Royal Bank of Scotland Group PLC 6.00% 12/19/23	2,088,000	2,326,304
Santander Holdings USA, Inc. 3.50% 6/7/24	1,350,000	1,440,183

	Principal Amount	Value

Standard Chartered PLC 3 month U.S. LIBOR + 1.560% 3.785% 5/21/25 (a)(b)(c)	$ 500,000	$ 535,145
SVB Financial Group 3.125% 6/5/30	197,000	213,251
Synovus Financial Corp. 3.125% 11/1/22	417,000	427,020
Truist Bank 2.25% 3/11/30	500,000	511,796
Wells Fargo & Co.:
3 month U.S. LIBOR + 0.075% 2.164% 2/11/26 (b)(c)	876,000	909,293
4.478% 4/4/31 (b)	1,352,000	1,601,541
4.65% 11/4/44	624,000	777,421
Zions Bancorp N.A. 3.25% 10/29/29	900,000	951,871
		33,238,048
Capital Markets – 3.9%
Ares Capital Corp.:
2.15% 7/15/26	995,000	1,002,258
3.875% 1/15/26	352,000	378,716
4.20% 6/10/24	656,000	705,460
4.25% 3/1/25	538,000	580,183
Credit Suisse Group AG:
2.593% 9/11/25 (a)(b)	351,000	365,347
3.574% 1/9/23 (a)	250,000	252,721
3 month U.S. LIBOR + 1.410% 3.869% 1/12/29 (a)(b)(c)	250,000	276,460
4.194% 4/1/31 (a)(b)	700,000	793,005
4.55% 4/17/26	250,000	283,304
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 0.099% 2.905% 7/24/23 (b)(c)	381,000	389,386
3.50% 11/16/26	498,000	542,127
3.75% 5/22/25 to 2/25/26	396,000	435,210
3 month U.S. LIBOR + 1.301% 4.223% 5/1/29 (b)(c)	496,000	567,871
Morgan Stanley:
2.699% 1/22/31 (b)	736,000	770,650
3.625% 1/20/27	514,000	571,842
4.35% 9/8/26	535,000	607,859
3 month U.S. LIBOR + 1.628% 4.431% 1/23/30 (b)(c)	660,000	769,381
5.00% 11/24/25	707,000	813,615
UBS Group AG:
1.008% 7/30/24 (a)(b)	432,000	434,765
3 month U.S. LIBOR + 1.467% 3.126% 8/13/30 (a)(b)(c)	500,000	540,490
4.375% 12/31/99 (a)(b)	265,000	271,294
		11,351,944

See accompanying notes which are an integral part of the financial statements.
Annual Report	22

Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Consumer Finance – 2.4%
Ally Financial, Inc.:
3.875% 5/21/24	$ 443,000	$ 477,665
5.80% 5/1/25	789,000	913,156
Capital One Financial Corp.:
2.359% 7/29/32 (b)	1,182,000	1,173,600
3.20% 2/5/25	670,000	720,581
3.90% 1/29/24	762,000	817,955
CIT Group, Inc. 5.00% 8/1/23	365,000	393,288
Citizens Bank NA / Providence 2.25% 4/28/25	250,000	261,613
Citizens Financial Group, Inc. 2.638% 9/30/32	1,097,000	1,115,321
Discover Financial Services 4.50% 1/30/26	128,000	144,504
Ford Motor Credit Co. LLC:
3.339% 3/28/22	300,000	303,114
4.063% 11/1/24	350,000	369,933
Synchrony Financial 4.375% 3/19/24	424,000	458,934
		7,149,664
Diversified Financial Services – 5.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30% 1/23/23	700,000	723,815
AIB Group PLC:
3 month U.S. LIBOR + 1.874% 4.263% 4/10/25 (a)(b)(c)	250,000	268,569
4.75% 10/12/23 (a)	625,000	674,969
Avolon Holdings Funding Ltd.:
2.528% 11/18/27 (a)	899,000	892,481
4.25% 4/15/26 (a)	95,000	103,006
5.50% 1/15/26 (a)	152,000	171,938
Barclays PLC 1.007% 12/10/24 (b)	333,000	334,488
Blackstone Holdings Finance Co. LLC 3.50% 9/10/49 (a)	338,000	382,175
BNP Paribas SA:
1.323% 1/13/27 (a)(b)	500,000	495,884
1.904% 9/30/28 (a)(b)	750,000	755,720
2.824% 1/26/41 (a)	700,000	678,178
4.625% 3/13/27 (a)	475,000	537,882
Credit Agricole SA 2.811% 1/11/41 (a)	488,000	474,337
Credit Suisse Group AG 3.091% 5/14/32 (a)(b)	725,000	756,232
Deutsche Bank AG:
2.129% 11/24/26 (b)	1,131,000	1,155,529
3.035% 5/28/32 (b)	566,000	583,879

	Principal Amount	Value

4.50% 4/1/25	$ 320,000	$ 344,800
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	350,000	424,834
HSBC Holdings PLC 1.589% 5/24/27 (b)	790,000	792,859
Lloyds Banking Group PLC 1.627% 5/11/27 (b)	1,000,000	1,003,596
Mitsubishi UFJ Financial Group, Inc. 1.412% 7/17/25	905,000	916,186
Morgan Stanley:
1.794% 2/13/32 (b)	854,000	825,609
2.239% 7/21/32 Series MTN (b)	700,000	701,848
Societe Generale SA:
1.488% 12/14/26 (a)(b)	325,000	323,264
3.00% 1/22/30 (a)	625,000	654,721
3.625% 3/1/41 (a)	1,000,000	1,024,268
UniCredit SpA 1.982% 6/3/27 (a)(b)	875,000	875,760
USAA Capital Corp. 2.125% 5/1/30 (a)	150,000	152,667
		17,029,494
Insurance – 5.3%
American International Group, Inc.:
3.40% 6/30/30	522,000	574,103
4.50% 7/16/44	584,000	723,706
5.75% 4/1/48 (b)	838,000	967,261
AmFam Holdings, Inc. 2.805% 3/11/31 (a)	700,000	725,973
Assurant, Inc. 2.65% 1/15/32	1,400,000	1,408,601
Athene Global Funding:
1.45% 1/8/26 (a)	1,030,000	1,037,250
2.50% 3/24/28 (a)	340,000	351,618
Brown & Brown, Inc. 2.375% 3/15/31	387,000	391,815
Empower Finance 2020 LP:
1.776% 3/17/31 (a)	353,000	341,488
3.075% 9/17/51 (a)	1,189,000	1,239,009
Equitable Holdings, Inc.:
4.35% 4/20/28	667,000	766,090
5.00% 4/20/48	546,000	709,204
Fairfax Financial Holdings Ltd. 4.85% 4/17/28	855,000	984,257
Five Corners Funding Trust II 2.85% 5/15/30 (a)	880,000	935,611
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (a)	473,000	516,336
Pacific LifeCorp. 5.125% 1/30/43 (a)	309,000	398,155
See accompanying notes which are an integral part of the financial statements.
23	Annual Report

Fidelity® Corporate Bond ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Insurance – continued
Principal Financial Group, Inc. 3.70% 5/15/29	$ 77,000	$ 86,955
Prudential Financial, Inc. 3.00% 3/10/40	287,000	301,290
The Hartford Financial Services Group, Inc. 3.60% 8/19/49	580,000	651,527
Unum Group:
4.00% 3/15/24	543,000	583,884
4.125% 6/15/51	980,000	993,436
Voya Financial, Inc.:
3.65% 6/15/26	262,000	290,212
3 month U.S. LIBOR + 2.084% 4.70% 1/23/48 (b)(c)	423,000	447,617
4.80% 6/15/46	204,000	262,299
5.70% 7/15/43	56,000	78,183
		15,765,880
TOTAL FINANCIALS		84,535,030
HEALTH CARE – 8.0%
Biotechnology – 0.4%
Amgen, Inc. 3.375% 2/21/50	852,000	910,162
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/30	438,000	421,319
		1,331,481
Health Care Equipment & Supplies – 0.5%
Abbott Laboratories 4.75% 11/30/36	285,000	368,951
DH Europe Finance II SARL:
2.60% 11/15/29	387,000	407,499
3.40% 11/15/49	564,000	628,002
		1,404,452
Health Care Providers & Services – 2.9%
Centene Corp.:
2.625% 8/1/31	600,000	608,250
3.00% 10/15/30	544,000	561,320
4.25% 12/15/27	160,000	169,000
4.625% 12/15/29	260,000	285,191
Cigna Corp.:
3.40% 3/15/50	587,000	624,470
4.125% 11/15/25	1,706,000	1,906,004
4.80% 8/15/38	216,000	270,213
4.90% 12/15/48	40,000	52,328
HCA, Inc.:
5.125% 6/15/39	676,000	851,488
5.25% 6/15/49	382,000	498,565

	Principal Amount	Value

UnitedHealth Group, Inc.:
3.75% 10/15/47	$ 512,000	$ 598,927
4.75% 7/15/45	416,000	554,543
Universal Health Services, Inc. 2.65% 10/15/30 (a)	1,448,000	1,475,360
		8,455,659
Pharmaceuticals – 4.2%
AbbVie, Inc.:
2.95% 11/21/26	1,131,000	1,218,918
4.25% 11/21/49	834,000	1,011,715
4.55% 3/15/35	301,000	366,263
AstraZeneca PLC:
1.375% 8/6/30	1,120,000	1,077,425
6.45% 9/15/37	546,000	821,788
Bayer U.S. Finance II LLC:
4.25% 12/15/25 (a)	1,077,000	1,199,043
4.375% 12/15/28 (a)	550,000	631,612
4.875% 6/25/48 (a)	574,000	727,044
Bristol-Myers Squibb Co.:
4.125% 6/15/39	122,000	148,478
4.25% 10/26/49	710,000	903,900
Elanco Animal Health, Inc.:
5.272% 8/28/23	608,000	651,320
5.90% 8/28/28	452,000	529,116
Mylan, Inc. 4.55% 4/15/28	1,190,000	1,371,991
Utah Acquisition Sub, Inc. 3.95% 6/15/26	1,177,000	1,304,634
Viatris, Inc. 2.70% 6/22/30 (a)	455,000	465,578
		12,428,825
TOTAL HEALTH CARE		23,620,417
INDUSTRIALS – 6.5%
Aerospace & Defense – 2.0%
BAE Systems PLC:
1.90% 2/15/31 (a)	525,000	513,218
3.00% 9/15/50 (a)	431,000	428,578
Lockheed Martin Corp. 4.09% 9/15/52	432,000	547,092
Northrop Grumman Corp. 4.03% 10/15/47	452,000	541,679
The Boeing Co.:
5.04% 5/1/27	1,828,000	2,107,391
5.15% 5/1/30	1,478,000	1,748,716
		5,886,674
Air Freight & Logistics – 0.3%
FedEx Corp. 4.05% 2/15/48	718,000	833,628

See accompanying notes which are an integral part of the financial statements.
Annual Report	24

Nonconvertible Bonds – continued
	Principal Amount	Value
INDUSTRIALS – continued
Airlines – 1.0%
American Airlines Pass Through Trust:
3.70% 4/15/27	$ 546,198	$ 527,687
3.75% 4/15/27	169,211	164,009
3.85% 8/15/29	201,732	193,265
British Airways 2021-1 Class A Pass Through Trust 2.90% 9/15/36 (a)	196,000	198,143
Southwest Airlines Co.:
5.125% 6/15/27	502,000	586,909
5.25% 5/4/25	956,000	1,083,523
United Airlines Pass Through Trust:
3.50% 11/1/29	203,343	200,029
4.60% 9/1/27	104,733	108,227
		3,061,792
Building Products – 0.7%
Carrier Global Corp. 2.70% 2/15/31	1,986,000	2,070,637
Electrical Equipment – 0.6%
Rockwell Automation, Inc. 3.50% 3/1/29	312,000	350,547
Vontier Corp. 2.95% 4/1/31 (a)	1,250,000	1,262,375
		1,612,922
Industrial Conglomerates – 0.4%
General Electric Co. 3.45% 5/1/27	754,000	831,679
Roper Technologies, Inc. 2.95% 9/15/29	389,000	417,617
		1,249,296
Machinery – 0.5%
Westinghouse Air Brake Technologies Corp.:
3.20% 6/15/25	438,000	467,166
3.45% 11/15/26	1,016,000	1,091,222
		1,558,388
Road & Rail – 0.8%
Burlington Northern Santa Fe LLC 4.70% 9/1/45	1,077,000	1,415,718
CSX Corp. 4.75% 11/15/48	402,000	528,451
Union Pacific Corp. 3.75% 2/5/70	470,000	535,368
		2,479,537
Trading Companies & Distributors – 0.2%
Air Lease Corp. 3.25% 3/1/25	411,000	436,796
TOTAL INDUSTRIALS		19,189,670

	Principal Amount	Value
INFORMATION TECHNOLOGY – 4.8%
IT Services – 0.4%
Fiserv, Inc. 3.50% 7/1/29	$ 472,000	$ 518,486
International Business Machines Corp. 4.25% 5/15/49	390,000	487,676
The Western Union Co. 2.85% 1/10/25	66,000	69,551
		1,075,713
Semiconductors & Semiconductor Equipment – 1.6%
Applied Materials, Inc. 4.35% 4/1/47	262,000	335,729
Broadcom, Inc.:
1.95% 2/15/28 (a)	602,000	601,716
2.45% 2/15/31 (a)	525,000	520,283
2.60% 2/15/33 (a)	542,000	536,764
3.50% 2/15/41 (a)	533,000	549,227
Micron Technology, Inc.:
4.185% 2/15/27	641,000	728,856
4.64% 2/6/24	759,000	824,464
NXP BV / NXP Funding LLC / NXP USA, Inc. 2.70% 5/1/25 (a)	497,000	522,902
		4,619,941
Software – 1.3%
Oracle Corp.:
2.30% 3/25/28	408,000	421,589
2.50% 4/1/25	1,152,000	1,208,444
2.875% 3/25/31	940,000	990,065
3.95% 3/25/51	710,000	784,120
4.30% 7/8/34	307,000	356,894
		3,761,112
Technology Hardware, Storage & Peripherals – 1.5%
Apple, Inc.:
2.40% 8/20/50	539,000	512,170
3.75% 9/12/47	545,000	644,197
4.65% 2/23/46	218,000	290,034
Dell International LLC / EMC Corp.:
4.00% 7/15/24	530,000	575,295
4.90% 10/1/26	876,000	1,013,732
6.02% 6/15/26	1,270,000	1,516,766
		4,552,194
TOTAL INFORMATION TECHNOLOGY		14,008,960
MATERIALS – 1.7%
Chemicals – 1.6%
International Flavors & Fragrances, Inc.:
1.832% 10/15/27 (a)	1,442,000	1,452,938
3.468% 12/1/50 (a)	782,000	850,281
See accompanying notes which are an integral part of the financial statements.
25	Annual Report

Fidelity® Corporate Bond ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
MATERIALS – continued
Chemicals – continued
LYB International Finance III LLC:
2.25% 10/1/30	$ 368,000	$ 374,119
2.875% 5/1/25	421,000	447,682
Nutrien Ltd. 4.00% 12/15/26	416,000	467,470
The Dow Chemical Co. 3.625% 5/15/26	990,000	1,095,706
		4,688,196
Containers & Packaging – 0.1%
Avery Dennison Corp. 4.875% 12/6/28	325,000	389,711
TOTAL MATERIALS		5,077,907
REAL ESTATE – 5.2%
Equity Real Estate Investment Trusts (REITs) – 4.1%
Alexandria Real Estate Equities, Inc.:
1.875% 2/1/33	1,591,000	1,527,334
4.70% 7/1/30	75,000	89,987
American Homes 4 Rent LP:
2.375% 7/15/31	29,000	29,126
3.375% 7/15/51	45,000	46,364
American Tower Corp. 2.40% 3/15/25	457,000	477,430
Brixmor Operating Partnership LP:
2.25% 4/1/28	302,000	308,302
4.05% 7/1/30	1,029,000	1,164,705
4.125% 5/15/29	205,000	233,572
Camden Property Trust:
2.80% 5/15/30	65,000	69,326
3.15% 7/1/29	527,000	576,821
Crown Castle International Corp. 2.25% 1/15/31	823,000	816,607
Hudson Pacific Properties LP 3.95% 11/1/27	502,000	553,768
Invitation Homes Operating Partnership LP 2.00% 8/15/31	395,000	384,955
Lexington Realty Trust 4.40% 6/15/24	242,000	260,961
MPT Operating Partnership LP / MPT Finance Corp. 3.50% 3/15/31	856,000	880,054
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	204,000	205,869
3.625% 10/1/29	587,000	625,499
4.375% 8/1/23	166,000	176,235
4.50% 1/15/25	204,000	223,870
Retail Properties of America, Inc.:
4.00% 3/15/25	15,000	16,012

	Principal Amount	Value

4.75% 9/15/30	$ 317,000	$ 354,991
Rexford Industrial Realty LP 2.15% 9/1/31	394,000	387,157
Simon Property Group LP 2.45% 9/13/29	492,000	508,124
STORE Capital Corp. 2.75% 11/18/30	67,000	68,229
Sun Communities Operating LP 2.70% 7/15/31	136,000	138,485
VEREIT Operating Partnership LP:
2.20% 6/15/28	27,000	27,641
2.85% 12/15/32	193,000	204,196
Vornado Realty LP:
2.15% 6/1/26	73,000	74,728
3.40% 6/1/31	265,000	276,864
Welltower, Inc.:
4.125% 3/15/29	516,000	588,512
4.50% 1/15/24	356,000	384,447
WP Carey, Inc. 2.40% 2/1/31	397,000	398,833
		12,079,004
Real Estate Management & Development – 1.1%
Corporate Office Properties LP 2.00% 1/15/29	278,000	275,647
Spirit Realty LP 2.10% 3/15/28	398,000	399,883
Tanger Properties LP:
2.75% 9/1/31	170,000	165,782
3.125% 9/1/26	1,210,000	1,265,555
Ventas Realty LP 3.00% 1/15/30	1,187,000	1,252,043
		3,358,910
TOTAL REAL ESTATE		15,437,914
UTILITIES – 8.1%
Electric Utilities – 2.8%
Cleco Corporate Holdings LLC:
3.743% 5/1/26	2,431,000	2,654,328
4.973% 5/1/46	356,000	446,083
Consolidated Edison Co. of New York, Inc. 3.95% 4/1/50	51,000	59,200
Duke Energy Indiana LLC 4.90% 7/15/43	88,000	114,689
Duquesne Light Holdings, Inc. 3.616% 8/1/27 (a)	250,000	273,051
Emera U.S. Finance LP 4.75% 6/15/46	386,000	459,093
Exelon Corp. 4.05% 4/15/30	220,000	252,259

See accompanying notes which are an integral part of the financial statements.
Annual Report	26

Nonconvertible Bonds – continued
	Principal Amount	Value
UTILITIES – continued
Electric Utilities – continued
FirstEnergy Corp.:
2.25% 9/1/30	$ 639,000	$ 632,610
4.40% 7/15/27	416,000	466,923
Florida Gas Transmission Co. LLC 4.35% 7/15/25 (a)	134,000	148,543
Puget Energy, Inc.:
3.65% 5/15/25	848,000	912,868
4.10% 6/15/30	1,161,000	1,301,990
Xcel Energy, Inc. 3.50% 12/1/49	538,000	588,637
		8,310,274
Gas Utilities – 0.1%
Southern Co. Gas Capital Corp. 4.40% 5/30/47	204,000	244,716
Independent Power and Renewable Electricity Producers – 1.2%
AIA Group Ltd. 3.60% 4/9/29 (a)	650,000	727,458
Emera U.S. Finance LP 3.55% 6/15/26	1,361,000	1,486,167
The AES Corp.:
3.30% 7/15/25 (a)	284,000	303,445
3.95% 7/15/30 (a)	912,000	1,016,789
		3,533,859
Multi-Utilities – 4.0%
Berkshire Hathaway Energy Co. 2.85% 5/15/51	856,000	834,803
Dominion Energy, Inc.:
3.071% 8/15/24	1,361,000	1,443,687
4.25% 6/1/28	623,000	716,532
Duke Energy Corp.:
2.45% 6/1/30	68,000	69,783
4.20% 6/15/49	436,000	507,371
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (a)	86,000	85,557
2.775% 1/7/32 (a)	177,000	179,650
Edison International 3.55% 11/15/24	361,000	384,066
Nevada Power Co. 3.70% 5/1/29	302,000	341,162
NextEra Energy Capital Holdings, Inc.:
2.75% 11/1/29	512,000	540,328
3.25% 4/1/26	561,000	608,819
NiSource, Inc.:
3.49% 5/15/27	834,000	920,069
3.95% 3/30/48	356,000	411,371
4.80% 2/15/44	388,000	493,174
ONE Gas, Inc. 2.00% 5/15/30	394,000	392,888

	Principal Amount	Value

Sempra Energy:
3.75% 11/15/25	$ 955,000	$ 1,046,618
3.80% 2/1/38	752,000	842,884
The AES Corp.:
1.375% 1/15/26	352,000	350,021
2.45% 1/15/31	1,352,000	1,364,227
The Cleveland Electric Illuminating Co. 3.50% 4/1/28 (a)	224,000	242,951
		11,775,961
TOTAL UTILITIES		23,864,810
TOTAL NONCONVERTIBLE BONDS (Cost $258,086,094)		268,373,529
U.S. Treasury Obligations – 3.6%

U.S. Treasury Bonds:
1.875% 2/15/41	540,000	544,134
2.375% 5/15/51	9,221,000	10,183,442
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,811,755)		10,727,576
Convertible Bonds – 0.2%

ENERGY – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Enbridge, Inc. 5.75% 7/15/80 (b)	475,000	536,275
TOTAL CONVERTIBLE BONDS (Cost $485,269)		536,275
Foreign Government and Government Agency Obligations – 0.2%

Kingdom of Saudi Arabia 2.900% 10/22/25 (a)	200,000	213,900
State of Qatar 3.375% 3/14/24 (a)	260,000	277,761
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $459,555)		491,661
Municipal Securities – 0.2%

California Gen. Oblig. Series 2009 7.550% 4/1/39 (Cost $413,150)	280,000	481,475
Asset-Backed Securities – 0.0%

Domino's Pizza Master Issuer LLC Series 2018-1A, Class A2I 4.116% 7/25/48 (a) (Cost $125,453)	125,453	129,925

See accompanying notes which are an integral part of the financial statements.
27	Annual Report

Fidelity® Corporate Bond ETF
Schedule of Investments–continued
Money Market Fund – 4.2%
	Shares	Value
Fidelity Cash Central Fund, 0.06% (d) (Cost $12,316,068)	12,313,688	$ 12,316,151
TOTAL INVESTMENT IN SECURITIES – 99.5% (Cost $281,697,344)		293,056,592
NET OTHER ASSETS (LIABILITIES) – 0.5%		1,404,584
NET ASSETS – 100.0%		$ 294,461,176

Legend
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,036,796 or 17.3% of net assets.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.
Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.06%	$8,543,139	$64,932,957	$61,159,768	$7,585	$(177)	$-	$12,316,151	0.0%
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.
See accompanying notes which are an integral part of the financial statements.
Annual Report	28

Investment Valuation
The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
Corporate Bonds	$ 268,373,529	$ —	$ 268,373,529	$ —
U.S. Treasury Obligations	10,727,576	—	10,727,576	—
Convertible Bonds	536,275	—	536,275	—
Foreign Government and Government Agency Obligations	491,661	—	491,661	—
Municipal Securities	481,475	—	481,475	—
Asset-Backed Securities	129,925	—	129,925	—
Money Market Funds	12,316,151	12,316,151	—	—
Total Investments in Securities:	$ 293,056,592	$ 12,316,151	$ 280,740,441	$ —
Other Information
Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):
United States of America	81.2
United Kingdom	5.4
Canada	2.5
France	2.1
Switzerland	1.4
Others (Individually Less Than 1%)	6.9
99.5%
See accompanying notes which are an integral part of the financial statements.
29	Annual Report

Fidelity® Investment Grade Bond ETF
Schedule of Investments August 31, 2021
Showing Percentage of Net Assets
Nonconvertible Bonds – 39.2%
	Principal Amount	Value
COMMUNICATION SERVICES – 4.1%
Diversified Telecommunication Services – 1.6%
AT&T, Inc. 4.30% 2/15/30	$ 90,000	$104,707
Verizon Communications, Inc. 3.15% 3/22/30	50,000	54,239
		158,946
Media – 1.5%
Charter Communications Operating LLC / Charter Communications Operating Capital 2.80% 4/1/31	100,000	102,462
Time Warner Cable, Inc. 5.50% 9/1/41	40,000	49,954
		152,416
Wireless Telecommunication Services – 1.0%
T-Mobile USA, Inc. 4.50% 4/15/50	90,000	107,915
TOTAL COMMUNICATION SERVICES		419,277
CONSUMER DISCRETIONARY – 1.6%
Automobiles – 0.6%
General Motors Financial Co., Inc. 4.00% 1/15/25	50,000	54,373
Household Durables – 1.0%
Lennar Corp. 4.75% 11/29/27	90,000	104,734
TOTAL CONSUMER DISCRETIONARY		159,107
CONSUMER STAPLES – 3.1%
Beverages – 1.1%
Anheuser-Busch InBev Worldwide, Inc. 5.45% 1/23/39	80,000	105,684
Food & Staples Retailing – 1.1%
Sysco Corp. 6.60% 4/1/50	70,000	112,032
Food Products – 0.9%
JBS U.S.A. LUX SA / JBS U.S.A. Food Co. / JBS U.S.A. Finance, Inc. 5.50% 1/15/30 (a)	40,000	45,142
Kraft Heinz Foods Co. 4.625% 1/30/29	40,000	46,301
		91,443
TOTAL CONSUMER STAPLES		309,159
ENERGY – 2.8%
Oil, Gas & Consumable Fuels – 2.8%
Cenovus Energy, Inc. 4.25% 4/15/27	40,000	44,380

	Principal Amount	Value

Energy Transfer LP 4.95% 6/15/28	$ 40,000	$ 46,332
Hess Corp. 4.30% 4/1/27	49,000	54,440
MPLX LP 4.80% 2/15/29	40,000	46,827
Petroleos Mexicanos 7.69% 1/23/50	100,000	95,477
TOTAL ENERGY		287,456
FINANCIALS – 16.8%
Banks – 9.1%
Bank of America Corp. 4.183% 11/25/27	170,000	191,056
Citigroup, Inc. 4.45% 9/29/27	170,000	194,690
Intesa Sanpaolo SpA 5.71% 1/15/26 (a)	200,000	224,911
JPMorgan Chase & Co. 4.493% 3/24/31 (b)	80,000	94,706
Royal Bank of Scotland Group PLC 3.073% 5/22/28 (b)	200,000	213,416
		918,779
Capital Markets – 3.4%
Ares Capital Corp. 3.875% 1/15/26	90,000	96,831
Goldman Sachs Group, Inc. 3.80% 3/15/30	90,000	101,476
Morgan Stanley 3 month U.S. LIBOR + 1.628% 4.431% 1/23/30 (b)(c)	130,000	151,545
		349,852
Consumer Finance – 1.6%
Ally Financial, Inc. 8.00% 11/1/31	30,000	43,979
Capital One Financial Corp.:
2.359% 7/29/32 (b)	20,000	19,858
3.80% 1/31/28	90,000	101,004
		164,841
Diversified Financial Services – 2.3%
Avolon Holdings Funding Ltd. 3.95% 7/1/24 (a)	90,000	96,005
Bank of America Corp. 2.299% 7/21/32 (b)	11,000	11,065
Deutsche Bank AG 4.10% 1/13/26	100,000	109,662
The Goldman Sachs Group, Inc. 2.383% 7/21/32 (b)	12,000	12,132
		228,864

See accompanying notes which are an integral part of the financial statements.
Annual Report	30

Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Insurance – 0.4%
Unum Group 4.00% 6/15/29	$ 40,000	$ 44,915
TOTAL FINANCIALS		1,707,251
HEALTH CARE – 2.6%
Health Care Providers & Services – 2.1%
Centene Corp.:
2.45% 7/15/28	13,000	13,188
2.625% 8/1/31	5,000	5,069
4.625% 12/15/29	90,000	98,720
Cigna Corp. 4.80% 8/15/38	80,000	100,079
		217,056
Pharmaceuticals – 0.5%
Viatris, Inc. 2.70% 6/22/30 (a)	50,000	51,162
TOTAL HEALTH CARE		268,218
INDUSTRIALS – 1.4%
Aerospace & Defense – 0.9%
The Boeing Co. 5.15% 5/1/30	80,000	94,653
Industrial Conglomerates – 0.5%
General Electric Co. 4.35% 5/1/50	40,000	49,209
TOTAL INDUSTRIALS		143,862
INFORMATION TECHNOLOGY – 2.1%
IT Services – 0.5%
Dell International LLC / EMC Corp. 6.20% 7/15/30	40,000	51,372
Semiconductors & Semiconductor Equipment – 1.0%
Broadcom, Inc. 2.45% 2/15/31 (a)	50,000	49,550
Marvell Technology, Inc. 2.95% 4/15/31 (a)	50,000	52,072
		101,622
Software – 0.6%
Oracle Corp. 3.60% 4/1/40	50,000	53,080
VMware, Inc. 1.40% 8/15/26	7,000	6,991
		60,071
TOTAL INFORMATION TECHNOLOGY		213,065
REAL ESTATE – 3.1%
Equity Real Estate Investment Trusts (REITs) – 2.4%
American Homes 4 Rent LP:
2.375% 7/15/31	1,000	1,004

	Principal Amount	Value

3.375% 7/15/51	$ 2,000	$ 2,061
Brixmor Operating Partnership LP 4.05% 7/1/30	40,000	45,275
Invitation Homes Operating Partnership LP 2.00% 8/15/31	14,000	13,644
Lexington Realty Trust 2.70% 9/15/30	50,000	51,367
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	5,000	5,046
3.625% 10/1/29	50,000	53,279
Retail Properties of America, Inc. 4.75% 9/15/30	50,000	55,992
Sun Communities Operating LP 2.70% 7/15/31	6,000	6,110
Vornado Realty LP:
2.15% 6/1/26	3,000	3,071
3.40% 6/1/31	9,000	9,403
		246,252
Real Estate Management & Development – 0.7%
CBRE Services, Inc. 2.50% 4/1/31	8,000	8,134
Corporate Office Properties LP 2.75% 4/15/31	2,000	2,041
Tanger Properties LP:
2.75% 9/1/31	6,000	5,851
3.875% 7/15/27	50,000	54,355
		70,381
TOTAL REAL ESTATE		316,633
UTILITIES – 1.6%
Electric Utilities – 0.4%
Cleco Corporate Holdings LLC 3.743% 5/1/26	40,000	43,675
Independent Power and Renewable Electricity Producers – 0.6%
The AES Corp. 3.95% 7/15/30 (a)	50,000	55,745
Multi-Utilities – 0.6%
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (a)	50,000	49,742
2.775% 1/7/32 (a)	6,000	6,090
The AES Corp. 2.45% 1/15/31	3,000	3,027
		58,859
TOTAL UTILITIES		158,279
TOTAL NONCONVERTIBLE BONDS (Cost $3,918,716)		3,982,307
See accompanying notes which are an integral part of the financial statements.
31	Annual Report

Fidelity® Investment Grade Bond ETF
Schedule of Investments–continued
U.S. Treasury Obligations – 37.0%
	Principal Amount	Value
U.S. Treasury Bonds:
2.25% 5/15/41	$ 30,000	$ 32,100
2.375% 5/15/51	874,000	965,224
U.S. Treasury Notes:
0.125% 2/28/23	1,800,000	1,799,297
0.50% 2/28/26	340,000	336,919
0.875% 11/15/30	250,000	241,582
1.125% 2/15/31	278,000	274,264
1.25% 4/30/28	110,000	111,491
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,666,504)		3,760,877
U.S. Government Agency - Mortgage Securities – 12.3%

Fannie Mae – 2.1%
2.50% 2/1/51	47,729	50,196
3.50% 11/1/45	151,304	162,097
TOTAL FANNIE MAE		212,293
Freddie Mac – 0.9%
3.00% 2/1/50	86,937	91,975
Ginnie Mae – 4.2%
2.00% 9/1/51 (d)	50,000	51,056
2.50% 4/20/51	16,649	17,280
2.50% 9/1/51 (d)	25,000	25,924
3.00% 11/20/50 to 6/20/51	114,656	120,071
3.00% 9/1/51 (d)	50,000	52,270
3.50% 9/1/51 (d)	150,000	157,840
TOTAL GINNIE MAE		424,441
Uniform Mortgage Backed Securities – 5.1%
1.50% 9/1/36 (d)	100,000	101,576
2.00% 9/1/51 (d)	100,000	101,424
2.50% 9/1/51 (d)	25,000	25,969
3.00% 9/1/51 to 10/1/51 (d)	150,000	156,875
3.50% 9/1/51 to 10/1/51 (d)	125,000	132,256
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		518,100
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,244,228)		1,246,809
Asset-Backed Securities – 5.6%

Ares LIX CLO Ltd. Series 2021-59A, Class A 3 month U.S. LIBOR + 1.030% 1.215% 4/25/34 (a)(b)(c)	250,000	249,265
CF Hippolyta LLC Series 2021-1A, Class A1 1.53% 3/15/61 (a)	99,414	101,302

	Principal Amount	Value
Thunderbolt II Aircraft Lease Ltd. Series 2018-A, Class A 4.147% 9/15/38 (a)	$ 220,396	$ 219,704
TOTAL ASSET-BACKED SECURITIES (Cost $571,467)		570,271
Collateralized Mortgage Obligations – 4.0%

PRIVATE SPONSOR – 4.0%
CIM Retail Portfolio Trust 2021-RETL 1 month U.S. LIBOR + 1.900% 1.996% 8/15/36 (a)(b)(c)	100,000	100,125
Extended Stay America Trust 2021-ESH 1 month U.S. LIBOR + 2.250% 2.346% 7/15/38 (a)(b)(c)	100,000	100,747
Life 2021-BMR Mortgage Trust Series 2021-BMR, Class E 1 month U.S. LIBOR + 1.750% 1.846% 3/15/38 (a)(b)(c)	100,000	100,044
Wells Fargo Commercial Mortgage Trust Series 2021-FCMT, Class A 1 month U.S. LIBOR + 1.200% 1.296% 5/15/31 (a)(b)(c)	100,000	100,375
TOTAL PRIVATE SPONSOR		401,291
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $400,000)		401,291

Money Market Fund – 9.2%
	Shares
Fidelity Cash Central Fund, 0.06% (e) (Cost $934,371)	934,185	934,371
TOTAL INVESTMENT IN SECURITIES – 107.3% (Cost $10,735,286)		10,895,926
NET OTHER ASSETS (LIABILITIES) – (7.3%)		(744,458)
NET ASSETS – 100.0%		$ 10,151,468

See accompanying notes which are an integral part of the financial statements.
Annual Report	32

Legend
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,601,981 or 15.8% of net assets.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.
Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.06%	$-	$3,408,565	$2,474,194	$305	$-	$-	$934,371	0.0%
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.
Investment Valuation
The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
Corporate Bonds	$ 3,982,307	$ —	$ 3,982,307	$ —
U.S. Treasury Obligations	3,760,877	—	3,760,877	—
U.S. Government Agency - Mortgage Securities	1,246,809	—	1,246,809	—
Asset-Backed Securities	570,271	—	570,271	—
Collateralized Mortgage Obligations	401,291	—	401,291	—
Money Market Funds	934,371	934,371	—	—
Total Investments in Securities:	$ 10,895,926	$ 934,371	$ 9,961,555	$ —
Other Information
Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):
United States of America	94.8
Cayman Islands	5.6
Italy	2.2
United Kingdom	2.1
Germany	1.1
Others (Individually Less Than 1%)	1.8
107.6%
See accompanying notes which are an integral part of the financial statements.
33	Annual Report

Fidelity® Investment Grade Securitized ETF
Schedule of Investments August 31, 2021
Showing Percentage of Net Assets
U.S. Government Agency - Mortgage Securities – 104.3%
	Principal Amount	Value
Fannie Mae – 32.3%
U.S. SECURED OVERNIGHT FINL RATE 30 DAY AVERAGE (SOFR30A) INDX + 0.220% 0.27% 5/25/31 (a)(b)	$ 150,000	$ 149,794
U.S. SECURED OVERNIGHT FINL RATE 30 DAY AVERAGE (SOFR30A) INDX + 0.230% 0.28% 5/25/28 (a)(b)	43,999	44,055
2.00% 6/1/50 to 5/1/51	296,221	302,799
2.50% 8/1/50 to 8/1/51	686,885	717,737
3.00% 12/1/49 to 4/1/51	568,415	600,988
3.50% 10/1/47 to 6/1/49	1,209,489	1,285,412
4.00% 3/1/49	90,820	97,308
4.50% 12/1/48	24,072	26,723
TOTAL FANNIE MAE		3,224,816
Freddie Mac – 13.5%
U.S. SECURED OVERNIGHT FINL RATE 30 DAY AVERAGE (SOFR30A) INDX + 0.230% 0.28% 4/25/31 (a)(b)	150,000	150,000
U.S. SECURED OVERNIGHT FINL RATE 30 DAY AVERAGE (SOFR30A) INDX + 0.240% 0.29% 3/25/31 (a)(b)	199,998	200,177
U.S. SECURED OVERNIGHT FINL RATE 30 DAY AVERAGE (SOFR30A) INDX + 0.250% 0.30% 2/25/31 (a)(b)	50,000	50,044
2.50% 10/1/50	191,121	200,907
3.00% 2/1/50	351,516	372,282
3.50% 1/1/47 to 4/1/50	348,834	374,336
TOTAL FREDDIE MAC		1,347,746
Ginnie Mae – 31.2%
2.00% 9/1/51 (c)(d)	425,000	433,976
2.00% 10/1/51 (d)	200,000	203,864
2.50% 1/20/51 (e)(f)	141,285	146,557
2.50% 3/20/51 to 7/20/51	180,303	187,147
3.00% 6/20/50 to 5/20/51	576,161	601,931
3.50% 11/20/50	90,392	95,021
3.50% 9/1/51 (d)	1,375,000	1,446,865
TOTAL GINNIE MAE		3,115,361
Uniform Mortgage Backed Securities – 27.3%
1.50% 9/1/36 to 10/1/51 (d)	350,000	348,596
1.50% 9/1/51 (c)(d)	50,000	49,148
2.00% 9/1/51 (c)(d)	525,000	532,477
2.00% 10/1/51 (d)	950,000	961,749
2.50% 9/1/51 (c)(d)	325,000	337,594

	Principal Amount	Value

2.50% 10/1/51 (d)	$ 200,000	$ 207,344
3.50% 9/1/51 (c)(d)	225,000	238,008
3.50% 10/1/51 (d)	50,000	52,920
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		2,727,836
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $10,407,853)		10,415,759
Collateralized Mortgage Obligations – 8.3%

PRIVATE SPONSOR – 8.3%
Cascade Funding Mortgage Trust 2021-HB6 0.898% 6/25/36 (b)(g)	96,584	96,611
CIM Retail Portfolio Trust 2021-RETL 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (a)(b)(g)	100,000	100,121
GS Mortgage Securities Trust Series 2019-GC39 3.567% 5/10/52	145,000	162,980
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C8 3.424% 10/15/45 (g)	100,000	102,150
Life 2021-BMR Mortgage Trust Series 2021-BMR, Class A 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(b)(g)	100,000	100,094
Morgan Stanley Capital I Trust Series 2019-L2 3.806% 3/15/52	150,000	167,149
Wells Fargo Commercial Mortgage Trust Series 2021-FCMT, Class A 1 month U.S. LIBOR + 1.200% 1.296% 5/15/31 (a)(b)(g)	100,000	100,375
TOTAL PRIVATE SPONSOR		829,480
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $830,154)		829,480
U.S. Treasury Obligations – 1.8%

U.S. Treasury Bonds 1.25% 8/15/31	81,000	80,582
U.S. Treasury Notes:
1.00% 7/31/28	69,000	68,655
1.125% 8/31/28	10,000	10,027
1.25% 6/30/28	22,000	22,272
TOTAL U.S. TREASURY OBLIGATIONS (Cost $181,386)		181,536

See accompanying notes which are an integral part of the financial statements.
Annual Report	34

Asset-Backed Securities – 1.0%
	Principal Amount	Value
Ajax Mortgage Loan Trust 1.74% 12/25/60 (b)(g) (Cost $97,045)	$ 97,054	$ 98,575

Money Market Fund – 34.8%
Shares
Fidelity Cash Central Fund, 0.06% (h) (Cost $3,471,995)	3,471,301	3,471,995

Purchased Swaptions – 0.2%
	Expiration Date	Notional Amount
Put Option – 0.1%
Option on an interest rate swap with Morgan Stanley Capital Services LLC to pay semi-annually a fixed rate of 1.998% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2031	06/24/26	$ 300,000	10,540
Call Option – 0.1%
Option on an interest rate swap with Morgan Stanley Capital Services LLC to receive semi-annually a fixed rate of 1.998% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2031	24/06/26	300,000	7,710
TOTAL PURCHASED SWAPTIONS (Cost $18,495)			18,250
TOTAL INVESTMENT IN SECURITIES – 150.4% (Cost $15,006,928)			15,015,595
NET OTHER ASSETS (LIABILITIES) – (50.4%)			(5,030,073)
NET ASSETS – 100.0%			$ 9,985,522

Legend
(a)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	A portion of the security sold on a delayed delivery basis.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $21,746.
(f)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $34,665.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $597,926 or 6.0% of net assets.
(h)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.
See accompanying notes which are an integral part of the financial statements.
35	Annual Report

Fidelity® Investment Grade Securitized ETF
Schedule of Investments–continued
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	2	December 2021	$ 266,906	$ 395	$ 395
CBOT 2-Year U.S. Treasury Note Contracts (United States)	2	December 2021	440,657	(275)	(275)
Total Treasury Contracts					$ 120
The notional amount of futures purchased as a percentage of Net Assets is 7.1%
For the period, the average monthly notional amount at value for futures contracts in the aggregate was $483,145.
Swaps
Underlying Reference	Maturity Date	Clearinghouse/ Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/ Paid	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$90,000	$(176)	$(436)	$260
CMBX N.A. AAA Index Series 13	Dec. 2072	Goldman Sachs Bank USA	(0.5%)	Monthly	$30,000	(59)	(92)	33
CMBX N.A. AAA Index Series 13	Dec. 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	$20,000	(39)	(49)	10
TOTAL CREDIT DEFAULT SWAPS						$(274)	$(577)	$303

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse/ Counterparty[1]	Maturity Date	Notional Amount	Value	Upfront Premium Received/ Paid[2]	Unrealized Appreciation/ (Depreciation)
Interest Rate Swaps
0.25%	Semi-Annual	3-month LIBOR[3]	Quarterly	LCH	Sep. 2023	$100,000	$ 113	$0	$113
0.75%	Semi-Annual	3-month LIBOR[3]	Quarterly	LCH	Sep. 2028	$ 60,000	1,182	0	1,182
TOTAL INTEREST RATE SWAPS							$1,295	$0	$1,295

1	Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.
2	Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
3	Represents floating rate.
Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.06%	$-	$12,127,072	$8,655,077	$1,170	$-	$-	$3,471,995	0.0%
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.
See accompanying notes which are an integral part of the financial statements.
Annual Report	36

Investment Valuation
The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
U.S. Government Agency - Mortgage Securities	$ 10,415,759	$ —	$ 10,415,759	$ —
Collateralized Mortgage Obligations	829,480	—	829,480	—
U.S. Treasury Obligations	181,536	—	181,536	—
Asset-Backed Securities	98,575	—	98,575	—
Money Market Funds	3,471,995	3,471,995	—	—
Purchased Swaptions	18,250	—	18,250	—
Total Investments in Securities:	$ 15,015,595	$ 3,471,995	$ 11,543,600	$ —

Derivative Instruments:
Assets
Futures Contracts	$ 395	$ 395	$ —	$ —
Swaps	1,295	—	1,295	—
Total Assets	$ 1,690	$ 395	$ 1,295	$ —
Liabilities
Swaps	$ (274)	$ —	$ (274)	$ —
Futures Contracts	(275)	(275)	—	—
Total Liabilities	$ (549)	$ (275)	$ (274)	$ —
Total Derivative Instruments:	$ 1,141	$ 120	$ 1,021	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Credit Risk
Swaps (a)	$ 0	$(274)
Total Credit Risk	$ 0	$(274)
Interest Rate Risk
Futures Contracts(b)	395	(275)
Purchased Swaptions(c)	18,250	0
Swaps (a)	1,295	0
Total Interest Rate Risk	$19,940	$(275)
Total Value of Derivatives	$19,940	$(549)

(a)	Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item. (b) For bi-lateral over-the counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).
(b)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
(c)	Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.
See accompanying notes which are an integral part of the financial statements.
37	Annual Report

Fidelity® Limited Term Bond ETF
Schedule of Investments August 31, 2021
Showing Percentage of Net Assets
Nonconvertible Bonds – 62.9%
	Principal Amount	Value
COMMUNICATION SERVICES – 3.7%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.:
0.90% 3/25/24	$ 460,000	$ 460,860
1.65% 2/1/28	572,000	571,662
Verizon Communications, Inc.:
0.75% 3/22/24	512,000	513,944
1.45% 3/20/26	189,000	191,491
		1,737,957
Media – 2.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464% 7/23/22	2,241,000	2,305,785
Comcast Corp.:
3.70% 4/15/24	895,000	966,094
3.95% 10/15/25	1,371,000	1,529,748
Discovery Communications LLC 2.95% 3/20/23	1,480,000	1,532,673
		6,334,300
Wireless Telecommunication Services – 0.9%
NTT Finance Corp.:
0.583% 3/1/24 (a)	268,000	267,709
1.162% 4/3/26 (a)	362,000	361,805
1.591% 4/3/28 (a)	450,000	449,688
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.735% 3/22/22 (b)(c)	246,000	246,708
T-Mobile USA, Inc.:
2.625% 4/15/26	710,000	729,525
3.50% 4/15/25	333,000	359,423
		2,414,858
TOTAL COMMUNICATION SERVICES		10,487,115
CONSUMER DISCRETIONARY – 3.7%
Automobiles – 2.3%
BMW U.S. Capital LLC 3.45% 4/12/23 (a)	1,170,000	1,224,655
Daimler Finance North America LLC:
0.75% 3/1/24 (a)	758,000	760,042
1.45% 3/2/26 (a)	237,000	239,402
2.85% 1/6/22 (a)	100,000	100,896
General Motors Financial Co., Inc.:
1.05% 3/8/24	178,000	179,119
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 1.200% 1.25% 11/17/23 (b)(c)	678,000	688,801
1.25% 1/8/26	856,000	850,379
1.70% 8/18/23	276,000	281,432
3.25% 1/5/23	588,000	607,440

	Principal Amount	Value

5.20% 3/20/23	$ 446,000	$ 476,264
Volkswagen Group of America Finance LLC:
1.25% 11/24/25 (a)	650,000	650,393
2.90% 5/13/22 (a)	500,000	508,608
		6,567,431
Hotels, Restaurants & Leisure – 0.1%
McDonald's Corp. 3.30% 7/1/25	55,000	59,634
Starbucks Corp. 3.80% 8/15/25	126,000	139,108
		198,742
Leisure Products – 0.0%
Hasbro, Inc. 2.60% 11/19/22	138,000	141,511
Multiline Retail – 0.7%
Dollar Tree, Inc. 4.00% 5/15/25	1,802,000	1,978,729
Specialty Retail – 0.6%
7-Eleven, Inc.:
0.80% 2/10/24 (a)	712,000	711,857
0.95% 2/10/26 (a)	367,000	362,031
1.30% 2/10/28 (a)	121,000	117,561
AutoZone, Inc.:
3.125% 7/15/23	163,000	170,171
3.625% 4/15/25	28,000	30,487
Ross Stores, Inc. 0.875% 4/15/26	273,000	268,833
		1,660,940
TOTAL CONSUMER DISCRETIONARY		10,547,353
CONSUMER STAPLES – 3.2%
Beverages – 0.4%
Keurig Dr Pepper, Inc. 0.75% 3/15/24	870,000	871,039
Molson Coors Brewing Co. 3.00% 7/15/26	343,000	368,507
		1,239,546
Food & Staples Retailing – 0.1%
CVS Health Corp. 3.70% 3/9/23	159,000	166,416
Food Products – 0.8%
Conagra Brands, Inc. 0.50% 8/11/23	466,000	465,779
JBS U.S.A. LUX SA / JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (a)	1,000,000	1,096,250
McCormick & Co., Inc. 0.90% 2/15/26	700,000	691,988
		2,254,017

See accompanying notes which are an integral part of the financial statements.
Annual Report	38

Nonconvertible Bonds – continued
	Principal Amount	Value
CONSUMER STAPLES – continued
Tobacco – 1.9%
Altria Group, Inc. 2.35% 5/6/25	$ 758,000	$ 790,659
BAT Capital Corp. 3.222% 8/15/24	339,000	359,731
BAT International Finance PLC:
1.668% 3/25/26	1,336,000	1,343,734
3.95% 6/15/25 (a)	746,000	815,625
Imperial Brands Finance PLC:
3.125% 7/26/24 (a)	250,000	263,598
3.75% 7/21/22 (a)	200,000	204,251
4.25% 7/21/25 (a)	550,000	603,916
Philip Morris International, Inc.:
0.875% 5/1/26	296,000	292,517
1.125% 5/1/23	279,000	282,450
1.50% 5/1/25	136,000	138,659
2.875% 5/1/24	152,000	160,810
		5,255,950
TOTAL CONSUMER STAPLES		8,915,929
ENERGY – 5.3%
Oil, Gas & Consumable Fuels – 5.3%
BP Capital Markets America, Inc. 2.937% 4/6/23	117,000	121,803
Canadian Natural Resources Ltd. 2.05% 7/15/25	1,173,000	1,206,829
Cenovus Energy, Inc.:
3.00% 8/15/22	429,000	436,888
3.80% 9/15/23	275,000	289,353
Enbridge, Inc. U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX+ 0.400% 0.45% 2/17/23 (b)(c)	153,000	153,338
Energy Transfer LP:
4.20% 9/15/23	169,000	179,912
4.25% 3/15/23	1,246,000	1,302,642
4.50% 4/15/24	382,000	414,889
Energy Transfer Operating LP 2.90% 5/15/25	493,000	517,483
Equinor ASA:
1.75% 1/22/26	53,000	54,560
2.875% 4/6/25	355,000	379,019
Kinder Morgan Energy Partners LP 3.50% 9/1/23	203,000	213,185
Kinder Morgan, Inc. 3.15% 1/15/23	170,000	175,960
Marathon Petroleum Corp. 4.50% 5/1/23	1,383,000	1,465,333

	Principal Amount	Value

MPLX LP:
3 month U.S. LIBOR + 1.100% 1.223% 9/9/22 (b)(c)	$ 252,000	$ 251,994
1.75% 3/1/26	479,000	485,064
3.375% 3/15/23	236,000	245,685
4.50% 7/15/23	288,000	305,914
Occidental Petroleum Corp.:
2.90% 8/15/24	774,000	793,350
3.20% 8/15/26	201,000	207,328
Ovintiv Exploration, Inc. 5.625% 7/1/24	99,000	110,336
Petroleos Mexicanos:
6.49% 1/23/27	420,000	443,940
6.50% 3/13/27	600,000	635,100
Phillips 66:
1.30% 2/15/26	256,000	255,865
3.70% 4/6/23	351,000	368,616
3.85% 4/9/25	477,000	521,500
Pioneer Natural Resources Co. 0.55% 5/15/23	370,000	369,668
Plains All American Pipeline LP / PAA Finance Corp. 3.65% 6/1/22	1,604,000	1,629,012
Shell International Finance BV 3.50% 11/13/23	70,000	74,672
Suncor Energy, Inc. 3.60% 12/1/24	255,000	274,893
Valero Energy Corp.:
1.20% 3/15/24	325,000	327,520
2.70% 4/15/23	302,000	311,885
2.85% 4/15/25	404,000	426,376
Western Midstream Operating LP 3 month U.S. LIBOR + 1.850% 2.229% 1/13/23 (b)(c)	101,000	100,748
TOTAL ENERGY		15,050,660
FINANCIALS – 29.9%
Banks – 13.2%
ABN AMRO Bank N.V. 1.542% 6/16/27 (a)(c)	666,000	665,446
Ares Capital Corp. 3.25% 7/15/25	580,000	612,868
Bank of America Corp.:
1.319% 6/19/26 (c)	554,000	555,843
2.015% 2/13/26 (c)	1,222,000	1,258,490
4.20% 8/26/24	2,105,000	2,307,185
Barclays PLC:
2.852% 5/7/26 (c)	300,000	317,512
3.932% 5/7/25 (c)	1,000,000	1,077,692
BBVA USA 2.50% 8/27/24	470,000	494,783
See accompanying notes which are an integral part of the financial statements.
39	Annual Report

Fidelity® Limited Term Bond ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Banks – continued
BPCE SA 1.652% 10/6/26 (a)(c)	$ 850,000	$ 854,694
Canadian Imperial Bank of Commerce:
0.45% 6/22/23	680,000	679,920
0.95% 6/23/23	327,000	330,066
Capital One Bank USA N.A. 2.28% 1/28/26 (c)	350,000	363,997
CIT Bank N.A. 2.969% 9/27/25 (c)	325,000	342,469
CIT Group, Inc. 3.929% 6/19/24 (c)	40,000	41,950
Citibank N.A. 3.65% 1/23/24	250,000	267,996
Citigroup, Inc.:
1.122% 1/28/27 (c)	380,000	376,659
2.70% 10/27/22	809,000	830,220
3.106% 4/8/26 (c)	573,000	612,788
4.40% 6/10/25	291,000	323,731
Credit Suisse AG:
0.52% 8/9/23	550,000	551,167
1.00% 5/5/23	700,000	707,174
Discover Bank 3.35% 2/6/23	700,000	727,464
DNB Bank ASA 1.535% 5/25/27 (a)(c)	381,000	383,159
Enel Finance America LLC 0.000% 9/16/21	1,000,000	997,584
First Republic Bank 1.912% 2/12/24 (c)	250,000	255,064
HSBC Holdings PLC 3.803% 3/11/25 (c)	250,000	268,078
ING Groep N.V. 1.726% 4/1/27 (c)	901,000	914,555
Intesa Sanpaolo SpA:
3.375% 1/12/23 (a)	475,000	492,701
5.71% 1/15/26 (a)	200,000	224,911
JPMorgan Chase & Co.:
2.083% 4/22/26 (c)	1,125,000	1,161,801
3.207% 4/1/23 (c)	216,000	219,573
3.22% 3/1/25 (c)	1,954,000	2,072,823
Lloyds Banking Group PLC:
1.326% 6/15/23 (c)	650,000	654,583
2.438% 2/5/26 (c)	200,000	208,338
National Bank of Canada 0.90% 8/15/23 (c)	450,000	452,227
Natwest Group PLC:
3.875% 9/12/23	300,000	319,290
4.519% 6/25/24 (c)	1,250,000	1,334,660

	Principal Amount	Value

Regions Financial Corp. 2.25% 5/18/25	$ 166,000	$ 173,328
Royal Bank of Canada 1.15% 6/10/25	1,597,000	1,607,999
Santander Holdings USA, Inc.:
3.40% 1/18/23	274,000	284,061
3.45% 6/2/25	1,380,000	1,481,514
Societe Generale SA:
2.625% 10/16/24 (a)	200,000	208,645
3.875% 3/28/24 (a)	343,000	368,012
SVB Financial Group 3.125% 6/5/30	147,000	159,127
Svenska Handelsbanken AB 0.625% 6/30/23 (a)	450,000	452,252
Synovus Financial Corp. 3.125% 11/1/22	469,000	480,270
The Toronto-Dominion Bank:
0.25% 1/6/23	300,000	300,068
0.75% 6/12/23	1,407,000	1,417,456
Wells Fargo & Co.:
1.654% 6/2/24 (c)	220,000	224,637
3 month U.S. LIBOR + 0.075% 2.164% 2/11/26 (b)(c)	1,984,000	2,059,402
2.406% 10/30/25 (c)	516,000	539,203
4.30% 7/22/27	1,176,000	1,347,903
Westpac Banking Corp. 4.11% 7/24/34 (c)	1,585,000	1,750,135
Zions Bancorp N.A. 3.35% 3/4/22	250,000	253,202
		37,366,675
Capital Markets – 2.1%
Credit Suisse Group AG:
1.305% 2/2/27 (a)(c)	1,000,000	983,829
2.593% 9/11/25 (a)(c)	220,000	228,992
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 0.099% 2.905% 7/24/23 (b)(c)	260,000	265,723
3.20% 2/23/23	587,000	609,679
3.272% 9/29/25 (c)	266,000	284,801
Morgan Stanley:
2.72% 7/22/25 (c)	1,894,000	1,991,294
4.875% 11/1/22	326,000	342,705
Nomura Holdings, Inc. 1.653% 7/14/26	1,000,000	1,000,939
State Street Corp.:
2.825% 3/30/23 (c)	317,000	321,715
2.901% 3/30/26 (c)	16,000	17,086
		6,046,763

See accompanying notes which are an integral part of the financial statements.
Annual Report	40

Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Consumer Finance – 2.3%
Ally Financial, Inc.:
1.45% 10/2/23	$ 111,000	$ 112,666
3.05% 6/5/23	325,000	337,939
5.125% 9/30/24	892,000	1,000,975
Capital One Financial Corp. 3.20% 1/30/23	1,402,000	1,454,473
Caterpillar Financial Services Corp. 0.25% 3/1/23	450,000	449,808
CIT Group, Inc. 5.00% 8/1/23	595,000	641,112
Ford Motor Credit Co. LLC 3.339% 3/28/22	1,500,000	1,515,570
Synchrony Financial:
2.85% 7/25/22	154,000	157,211
4.25% 8/15/24	338,000	366,846
4.375% 3/19/24	333,000	360,437
Toyota Motor Credit Corp. 0.50% 8/14/23	197,000	197,713
		6,594,750
Diversified Financial Services – 8.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust:
1.75% 1/30/26	185,000	183,042
3.30% 1/23/23	100,000	103,402
4.875% 1/16/24	150,000	162,803
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (a)	235,000	242,337
3.625% 5/1/22 (a)	37,000	37,651
3.95% 7/1/24 (a)	49,000	52,269
5.50% 1/15/26 (a)	172,000	194,561
Bank of America Corp.:
0.976% 4/22/25 (c)	1,000,000	1,005,646
1.197% 10/24/26 (c)	481,000	478,989
Bank of Nova Scotia 0.55% 9/15/23	245,000	245,723
BNP Paribas SA:
1.323% 1/13/27 (a)(c)	1,053,000	1,044,331
2.219% 6/9/26 (a)(c)	500,000	514,677
3.50% 3/1/23 (a)	500,000	522,503
Citigroup, Inc. 0.981% 5/1/25 (c)	286,000	287,290
Deutsche Bank AG:
0.898% 5/28/24	125,000	125,049
1.447% 4/1/25 (c)	1,194,000	1,202,434
2.129% 11/24/26 (c)	638,000	651,837
2.222% 9/18/24 (c)	311,000	319,139
3.30% 11/16/22	550,000	568,150
Goldman Sachs Group, Inc. 0.627% 11/17/23 (c)	294,000	294,416

	Principal Amount	Value

HSBC Holdings PLC:
0.976% 5/24/25 (c)	$ 1,300,000	$ 1,300,656
1.589% 5/24/27 (c)	300,000	301,086
3.262% 3/13/23 (c)	700,000	710,911
Intercontinental Exchange, Inc.:
0.70% 6/15/23	226,000	227,012
3.45% 9/21/23	157,000	166,244
International Lease Finance Corp. 5.875% 8/15/22	1,429,000	1,502,098
JPMorgan Chase & Co.:
0.697% 3/16/24 (c)	500,000	501,675
0.824% 6/1/25 (c)	879,000	880,511
1.045% 11/19/26 (c)	698,000	691,861
Lloyds Banking Group PLC 0.695% 5/11/24 (c)	227,000	227,828
Mitsubishi UFJ Financial Group, Inc.:
1.412% 7/17/25	450,000	455,562
1.538% 7/20/27 (c)	300,000	301,914
2.193% 2/25/25	1,230,000	1,279,362
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (c)	649,000	652,010
1.234% 5/22/27 (c)	350,000	346,864
Moody's Corp.:
2.625% 1/15/23	388,000	399,031
4.50% 9/1/22	241,000	248,335
4.875% 2/15/24	394,000	430,336
Morgan Stanley:
0.529% 1/25/24 (c)	132,000	132,063
0.56% 11/10/23 (c)	424,000	424,705
0.731% 4/5/24 (c)	430,000	431,327
0.79% 5/30/25 (c)	540,000	538,819
NatWest Markets PLC 0.80% 8/12/24 (a)	377,000	376,809
Societe Generale S.A. 1.792% 6/9/27 (a)(c)	456,000	456,898
Societe Generale SA 1.488% 12/14/26 (a)(c)	1,248,000	1,241,334
Sumitomo Mitsui Financial Group, Inc. 1.474% 7/8/25	200,000	202,895
The Goldman Sachs Group, Inc.:
0.523% 3/8/23	320,000	320,144
0.657% 9/10/24 (c)	300,000	299,790
UBS AG 1.25% 6/1/26 (a)	1,300,000	1,301,793
		24,586,122
Insurance – 3.6%
AIG Global Funding:
0.80% 7/7/23 (a)	422,000	425,695
2.30% 7/1/22 (a)	212,000	215,488
See accompanying notes which are an integral part of the financial statements.
41	Annual Report

Fidelity® Limited Term Bond ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Insurance – continued
American International Group, Inc. 4.20% 4/1/28	$ 321,000	$ 368,927
Aon Corp. 2.20% 11/15/22	282,000	288,198
Athene Global Funding:
0.95% 1/8/24 (a)	1,555,000	1,564,308
1.00% 4/16/24 (a)	170,000	171,115
Empower Finance 2020 LP 1.357% 9/17/27 (a)	258,000	256,319
Equitable Financial Life Global Funding:
0.50% 11/17/23 (a)	344,000	344,175
1.40% 8/27/27 (a)	344,000	342,321
Equitable Holdings, Inc. 3.90% 4/20/23	1,183,000	1,245,607
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (a)	542,000	536,956
Guardian Life Global Funding:
1.10% 6/23/25 (a)	215,000	216,636
1.40% 7/6/27 (a)	518,000	518,581
Marsh & McLennan Cos., Inc. 3.875% 3/15/24	882,000	951,691
MassMutual Global Funding II 0.85% 6/9/23 (a)	300,000	302,945
Metropolitan Life Global Funding I 0.90% 6/8/23 (a)	523,000	528,192
New York Life Global Funding 1.10% 5/5/23 (a)	134,000	135,638
Pacific Life Global Funding II 1.20% 6/24/25 (a)	1,615,000	1,628,628
Pricoa Global Funding I 2.40% 9/23/24 (a)	117,000	123,307
		10,164,727
TOTAL FINANCIALS		84,759,037
HEALTH CARE – 3.7%
Biotechnology – 0.1%
Amgen, Inc. 2.65% 5/11/22	166,000	168,433
Health Care Equipment & Supplies – 0.6%
Alcon Finance Corp. 2.75% 9/23/26 (a)	200,000	212,003
Boston Scientific Corp.:
1.90% 6/1/25	147,000	151,613
3.45% 3/1/24	1,260,000	1,342,308
		1,705,924

	Principal Amount	Value

Health Care Providers & Services – 0.6%
Anthem, Inc.:
0.45% 3/15/23	$ 367,000	$ 367,403
2.95% 12/1/22	286,000	294,675
Cigna Corp.:
0.613% 3/15/24	153,000	153,031
3.75% 7/15/23	210,000	222,410
Humana, Inc. 0.65% 8/3/23	730,000	730,524
		1,768,043
Life Sciences Tools & Services – 0.3%
Thermo Fisher Scientific, Inc. 2.95% 9/19/26	662,000	715,130
Pharmaceuticals – 2.1%
AbbVie, Inc.:
2.30% 11/21/22	1,130,000	1,155,697
3.45% 3/15/22	1,361,000	1,376,879
Astrazeneca Finance LLC 0.70% 5/28/24	560,000	560,722
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	350,000	389,661
Bayer U.S. Finance LLC 3.375% 10/8/24 (a)	300,000	320,938
Bristol-Myers Squibb Co.:
2.90% 7/26/24	206,000	219,551
3.20% 6/15/26	299,000	328,411
Elanco Animal Health, Inc. 5.272% 8/28/23	208,000	222,820
Viatris, Inc.:
1.125% 6/22/22 (a)	1,081,000	1,086,901
1.65% 6/22/25 (a)	293,000	297,699
		5,959,279
TOTAL HEALTH CARE		10,316,809
INDUSTRIALS – 3.3%
Aerospace & Defense – 0.4%
The Boeing Co.:
1.167% 2/4/23	505,000	505,366
1.95% 2/1/24	293,000	300,425
4.875% 5/1/25	318,000	355,477
		1,161,268
Airlines – 0.3%
American Airlines Pass Through Trust 3.85% 8/15/29	345,090	330,607
Delta Air Lines, Inc. 2.90% 10/28/24	306,000	311,861
United Airlines Pass Through Trust 3.50% 11/1/29	246,341	242,326
		884,794

See accompanying notes which are an integral part of the financial statements.
Annual Report	42

Nonconvertible Bonds – continued
	Principal Amount	Value
INDUSTRIALS – continued
Building Products – 0.5%
Carrier Global Corp. 2.242% 2/15/25	$ 1,458,000	$ 1,519,178
Commercial Services & Supplies – 0.2%
Republic Services, Inc. 0.875% 11/15/25	441,000	436,901
Industrial Conglomerates – 0.6%
General Electric Co. 3.45% 5/1/27	336,000	370,616
Roper Technologies, Inc. 3.65% 9/15/23	752,000	798,556
Siemens Financieringsmaatschappij N.V.:
0.65% 3/11/24 (a)	301,000	302,730
1.20% 3/11/26 (a)	325,000	326,215
		1,798,117
Machinery – 0.4%
Otis Worldwide Corp.:
3 month U.S. LIBOR + 0.450% 0.595% 4/5/23 (b)(c)	163,000	163,058
2.056% 4/5/25	522,000	540,820
Wabtec Corp. 4.40% 3/15/24	311,000	335,189
		1,039,067
Trading Companies & Distributors – 0.9%
Air Lease Corp.:
0.70% 2/15/24	1,417,000	1,410,660
0.80% 8/18/24	301,000	299,955
2.625% 7/1/22	721,000	732,808
		2,443,423
TOTAL INDUSTRIALS		9,282,748
INFORMATION TECHNOLOGY – 2.6%
Electronic Equipment, Instruments & Components – 0.0%
Amphenol Corp. 3.20% 4/1/24	37,000	39,145
IT Services – 0.9%
Dell International LLC / EMC Corp. 5.45% 6/15/23	1,763,000	1,900,026
PayPal Holdings, Inc.:
1.35% 6/1/23	171,000	173,938
1.65% 6/1/25	230,000	236,796
The Western Union Co. 4.25% 6/9/23	257,000	272,331
		2,583,091
Semiconductors & Semiconductor Equipment – 0.9%
Broadcom, Inc. 1.95% 2/15/28 (a)	250,000	249,882

	Principal Amount	Value

Microchip Technology, Inc. 0.983% 9/1/24 (a)	$ 255,000	$ 254,798
Micron Technology, Inc.:
2.497% 4/24/23	163,000	168,060
4.185% 2/15/27	1,506,000	1,712,412
		2,385,152
Software – 0.6%
Microsoft Corp. 2.40% 8/8/26	509,000	543,961
Oracle Corp. 1.65% 3/25/26	160,000	162,541
VMware, Inc.:
1.00% 8/15/24	671,000	673,821
1.40% 8/15/26	295,000	294,630
		1,674,953
Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc. 2.45% 8/4/26	509,000	542,622
TOTAL INFORMATION TECHNOLOGY		7,224,963
MATERIALS – 1.0%
Chemicals – 1.0%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.30% 5/1/23 (a)	127,000	132,839
International Flavors & Fragrances, Inc.:
0.697% 9/15/22 (a)	66,000	66,177
1.23% 10/1/25 (a)	463,000	461,645
LYB International Finance III LLC 1.25% 10/1/25	207,000	207,208
The Mosaic Co. 3.25% 11/15/22	1,788,000	1,843,217
Westlake Chemical Corp. 0.875% 8/15/24	211,000	211,145
TOTAL MATERIALS		2,922,231
REAL ESTATE – 1.8%
Equity Real Estate Investment Trusts (REITs) – 1.4%
American Tower Corp. 1.30% 9/15/25	129,000	129,600
Boston Properties LP 3.20% 1/15/25	1,720,000	1,836,691
Brixmor Operating Partnership LP 2.25% 4/1/28	177,000	180,694
Crown Castle International Corp. 1.35% 7/15/25	27,000	27,197
Healthcare Trust of America Holdings LP 3.50% 8/1/26	310,000	338,942
See accompanying notes which are an integral part of the financial statements.
43	Annual Report

Fidelity® Limited Term Bond ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
REAL ESTATE – continued
Equity Real Estate Investment Trusts (REITs) – continued
Omega Healthcare Investors, Inc. 4.375% 8/1/23	$ 312,000	$ 331,236
Retail Properties of America, Inc. 4.00% 3/15/25	150,000	160,120
SBA Tower Trust:
1.884% 7/15/50 (a)	86,000	87,853
2.836% 1/15/50 (a)	137,000	143,165
Simon Property Group LP 2.75% 6/1/23	509,000	527,320
VEREIT Operating Partnership LP 2.20% 6/15/28	24,000	24,570
Vornado Realty LP 2.15% 6/1/26	80,000	81,894
Welltower, Inc. 3.625% 3/15/24	110,000	117,466
		3,986,748
Real Estate Management & Development – 0.4%
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	10,407
4.10% 10/1/24	19,000	20,539
Spirit Realty LP 2.10% 3/15/28	359,000	360,699
Ventas Realty LP:
2.65% 1/15/25	199,000	208,669
3.00% 1/15/30	346,000	364,960
3.125% 6/15/23	103,000	107,316
3.50% 4/15/24	129,000	137,481
		1,210,071
TOTAL REAL ESTATE		5,196,819
UTILITIES – 4.7%
Electric Utilities – 2.3%
Berkshire Hathaway Energy Co. 2.80% 1/15/23	139,000	143,244
Cleco Corporate Holdings LLC 3.743% 5/1/26	1,010,000	1,102,785
Emera U.S. Finance LP 0.833% 6/15/24 (a)	522,000	519,146
Exelon Corp. 3.497% 6/1/22	1,920,000	1,959,512
FirstEnergy Corp.:
1.60% 1/15/26	29,000	28,710
2.05% 3/1/25	138,000	140,070
ITC Holdings Corp. 2.70% 11/15/22	154,000	157,897
Southern California Edison Co. 3 month U.S. LIBOR + 0.270% 0.399% 12/3/21 (b)(c)	265,000	265,049

	Principal Amount	Value

The Southern Co. 0.60% 2/26/24	$ 308,000	$ 307,867
Vistra Operations Co. LLC 5.00% 7/31/27 (a)	1,870,000	1,940,312
		6,564,592
Independent Power and Renewable Electricity Producers – 0.5%
The AES Corp. 3.30% 7/15/25 (a)	1,461,000	1,561,035
Multi-Utilities – 1.9%
Atmos Energy Corp. 3 month U.S. LIBOR + 0.380% 0.503% 3/9/23 (b)(c)	255,000	254,792
CenterPoint Energy, Inc.:
3 month U.S. LIBOR + 0.500% 0.62% 3/2/23 (b)(c)	153,000	153,047
2.50% 9/1/22	330,000	336,576
Dominion Energy Gas Holdings LLC 2.50% 11/15/24	303,000	317,377
Dominion Energy, Inc. 1.45% 4/15/26	410,000	413,468
DTE Energy Co.:
0.55% 11/1/22	393,000	393,987
2.25% 11/1/22	206,000	210,441
Duke Energy Corp. U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX+ 0.250% 0.293% 6/10/23 (b)(c)	483,000	483,504
Florida Power & Light Co. 2.85% 4/1/25	98,000	104,533
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.270% 0.401% 2/22/23 (b)(c)	290,000	290,028
0.65% 3/1/23	600,000	602,317
2.75% 5/1/25	286,000	303,517
NiSource, Inc.:
0.95% 8/15/25	564,000	560,076
2.95% 9/1/29	207,000	220,519
ONE Gas, Inc. 0.85% 3/11/23	290,000	290,024
Sempra Energy 2.90% 2/1/23	101,000	104,179
Southern California Gas Co. 3 month U.S. LIBOR + 0.350% 0.469% 9/14/23 (b)(c)	103,000	103,016
Virginia Electric & Power Co. 2.75% 3/15/23	133,000	137,145
		5,278,546
TOTAL UTILITIES		13,404,173
TOTAL NONCONVERTIBLE BONDS (Cost $177,116,053)		178,107,837

See accompanying notes which are an integral part of the financial statements.
Annual Report	44

U.S. Treasury Obligations – 18.5%
	Principal Amount	Value
U.S. Treasury Notes:
0.25% 7/31/25	$17,026,400	$ 16,792,952
0.375% 4/30/25	8,904,000	8,845,220
0.75% 3/31/26	20,740,000	20,765,925
2.375% 8/15/24	5,759,900	6,096,719
TOTAL U.S. TREASURY OBLIGATIONS (Cost $52,658,047)		52,500,816
Asset-Backed Securities – 11.0%

TCI-Flatiron Clo 2017-1 Ltd. 3 month U.S. LIBOR + 0.960% 1.084% 11/18/30 (a)(b)(c)	753,000	753,047
AASET Trust Series 2019-2, Class A 3.376% 10/16/39 (a)	212,983	208,004
Affirm Asset Securitization Trust Series 2021-A, Class A 0.88% 8/15/25 (a)	100,000	100,198
AIMCO CLO 10 Ltd. 3 month U.S. LIBOR + 1.060% 1.171% 7/22/32 (a)(b)(c)	723,000	723,129
AIMCO CLO Series 2018-B 3 month U.S. LIBOR + 1.100% 1.226% 1/15/32 (a)(b)(c)	769,000	769,065
Ajax Mortgage Loan Trust Series 2021-B, Class A 2.239% 6/25/66 (a)	257,838	257,525
ARES LII CLO Ltd. 3 month U.S. LIBOR + 1.05% 1.188% 4/22/31 (a)(b)(c)	908,000	908,323
BA Credit Card Trust 0.44% 9/15/26	791,000	791,067
BA Credit Card Trust Series 2020-A1, Class A1 0.34% 5/15/26	625,000	623,966
Blackbird Capital Aircraft Ltd. Series 2016-1A, Class A 2.443% 7/15/46 (a)	519,281	523,746
CarMax Auto Owner Trust Series 2019-1, Class A3 3.05% 3/15/24	100,774	102,068
CarMax Auto Owner Trust Series 2020-4, Class A3 0.50% 8/15/25	296,000	296,935
CarMax Auto Owner Trust Series 2021-1, Class A3 0.34% 12/15/25	371,000	370,775
Carvana Auto Receivables Trust 0.49% 3/10/26	903,000	903,312
Castlelake Aircraft Structured Trust Series 2021-1A, Class A 3.474% 1/15/46 (a)	446,312	460,968
Cedar Funding XIV CLO Ltd. 3 month U.S. LIBOR + 1.100% 1.188% 7/15/33 (a)(b)(c)	798,000	798,417

	Principal Amount	Value
Cent CLO 21 Ltd. 3 month U.S. LIBOR + 0.970% 1.099% 7/27/30 (a)(b)(c)	$ 720,000	$ 720,124
CF Hippolyta LLC Series 2020-1, Class A1 1.69% 7/15/60 (a)	511,397	521,136
CF Hippolyta LLC Series 2021-1A, Class A1 1.53% 3/15/61 (a)	358,885	365,702
Chesapeake Funding II LLC Series 2020-1A, Class A1 0.87% 8/16/32 (a)	649,799	653,499
Consumer Loan Underlying Bond CLUB Credit Certificate Issuer Trust Series 2019-HP1, Class A 2.59% 12/15/26 (a)	146,437	147,480
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class A 2.26% 3/15/28 (a)	41,418	41,526
Dell Equipment Finance Trust 2021-1 0.43% 5/22/26 (a)	253,000	253,527
Dell Equipment Finance Trust Series 2019-2, Class A3 1.91% 10/22/24 (a)	106,660	107,358
Dell Equipment Finance Trust Series 2020-2, Class A2 0.47% 10/24/22 (a)	134,175	134,323
Dell Equipment Finance Trust Series 2020-2, Class A3 0.57% 10/23/23 (a)	219,000	219,847
DLL LLC Series 2019-MT3, Class A3 2.08% 2/21/23 (a)	69,906	70,320
Donlen Fleet Lease Funding 2 LLC 0.56% 12/11/34 (a)	444,000	444,717
Eaton Vance CLO 2019-1 Ltd. 3 month U.S. LIBOR + 1.100% 1.226% 4/15/31 (a)(b)(c)	696,000	696,793
Enterprise Fleet Financing LLC Series 2020-2, Class A2 0.61% 7/20/26 (a)	418,625	420,106
Enterprise Fleet Funding LLC Series 2021-1, Class A2 0.44% 12/21/26 (a)	229,000	229,305
Exeter Automobile Receivables Trust 0.30% 10/15/24	396,000	396,184
Finance of America HECM Buyout Series 2021-HB1, Class A 0.875% 2/25/31 (a)(c)	143,374	143,372
Ford Credit Auto Owner Trust Series 2019-1, Class A 3.52% 7/15/30 (a)	250,000	267,244
Ford Credit Auto Owner Trust Series 2020-2, Class A 1.06% 4/15/33 (a)	726,000	727,875
See accompanying notes which are an integral part of the financial statements.
45	Annual Report

Fidelity® Limited Term Bond ETF
Schedule of Investments–continued
Asset-Backed Securities – continued
	Principal Amount	Value
Ford Credit Floorplan Master Owner Trust Series 2020-1, Class A1 0.70% 9/15/25	$ 900,000	$ 904,979
GM Financial Automobile Leasing Trust Series 2020-3, Class A3 0.45% 8/21/23	235,000	235,486
GM Financial Consumer Automobile Receivables Trust 2020-4, Class A3 0.38% 8/18/25	342,000	342,428
GMF Floorplan Owner Revolving Trust Series 2020-1, Class A 0.68% 8/15/25 (a)	169,000	169,891
GMF Floorplan Owner Revolving Trust Series 2020-2, Class A 0.69% 10/15/25 (a)	403,000	404,910
HPEFS Equipment Trust Series 2020-2A, Class A2 0.65% 7/22/30 (a)	243,810	244,035
Hyundai Auto Lease Securitization Trust Series 2021-A, Class A3 0.33% 1/16/24 (a)	378,000	378,400
Hyundai Auto Receivables Trust Series 2019-B, Class A3 1.94% 2/15/24	154,752	156,126
John Deere Owner Trust Series 2020-A, Class A2 1.01% 1/17/23	25,233	25,258
Madison Park Funding XXIII Ltd. 3 month U.S. LIBOR + 0.97% 1.099% 7/27/31 (a)(b)(c)	817,000	817,234
Madison Park Funding XXXII Ltd. 3 month U.S. LIBOR + 1.100% 1.138% 1/22/31 (a)(b)(c)	512,000	512,006
Marlette Funding Trust 2021-2 0.51% 9/15/31 (a)	747,000	747,416
Mercedes-Benz Auto Lease Trust Series 2019-B, Class A3 2.00% 10/17/22	94,110	94,617
Mercedes-Benz Auto Lease Trust Series 2020-B, Class A3 0.40% 11/15/23	180,000	180,374
MMAF Equipment Finance LLC Series 2019-B, Class A3 2.01% 12/12/24 (a)	202,000	206,238
Nationstar HECM Loan Trust Series 2020-1A, Class A1 1.269% 9/25/30 (a)(c)	182,954	182,858
Niagara Park Clo Ltd. 3 month U.S. LIBOR + 1% 1.134% 7/17/32 (a)(b)(c)	1,070,000	1,070,377
Palmer Square Loan Funding 2021-2 Ltd. 3 month U.S. LIBOR + 0.800% 0.931% 5/20/29 (a)(b)(c)	630,116	630,367

	Principal Amount	Value
Santander Drive Auto Receivables Trust 2021-2 0.34% 2/18/25	$ 611,000	$ 611,918
Santander Retail Auto Lease Trust 2021-A 0.51% 7/22/24 (a)	376,000	376,997
Santander Retail Auto Lease Trust Series 2020-B, Class A3 0.57% 4/22/24 (a)	445,000	446,893
Slam 2021-1 Ltd. 2.434% 6/15/46 (a)	1,484,400	1,494,976
SoFi Consumer Loan Program Series 2019-4, Class A 2.45% 8/25/28 (a)	29,589	29,721
Symphony CLO XXI Ltd. 3 month U.S. LIBOR + 1.06% 1.186% 7/15/32 (a)(b)(c)	791,000	791,275
Tesla Auto Lease Trust 2021-A 0.56% 3/20/25 (a)	547,000	548,120
Tesla Auto Lease Trust Series 2019-A, Class A2 2.13% 4/20/22 (a)	119,424	119,803
Tesla Auto Lease Trust Series 2020-A, Class A2 0.55% 5/22/23 (a)	87,511	87,614
Tesla Auto Lease Trust Series 2020-A, Class A3 0.68% 12/20/23 (a)	174,000	174,827
Upstart Securitization Trust 2021-2 0.91% 6/20/31 (a)	375,216	375,611
Upstart Securitization Trust 2021-3 0.83% 7/20/31 (a)	551,000	551,382
Upstart Securitization Trust Series 2021-1, Class A 0.87% 3/20/31 (a)	107,011	107,224
VCAT LLC Series 2021-NPL1, Class A1 2.289% 12/26/50 (a)	152,763	153,205
Verizon Master Trust:
0.50% 0.500% 5/20/27	612,000	613,067
0.69% 0.690% 5/20/27	700,000	700,467
Verizon Owner Trust Series 2020-A, Class A1A 1.85% 7/22/24	318,000	322,764
Volvo Financial Equipment LLC Series 2019-2A, Class A3 2.04% 11/15/23 (a)	156,000	157,501
Voya CLO 2017-1 Ltd. 3 month U.S. LIBOR + 0.950% 1.084% 4/17/30 (a)(b)(c)	700,000	700,083
World Omni Automobile Lease Securitization Trust Series 2020-B, Class A3 0.45% 2/15/24	244,000	244,630
TOTAL ASSET-BACKED SECURITIES (Cost $30,964,484)		31,062,061

See accompanying notes which are an integral part of the financial statements.
Annual Report	46

Collateralized Mortgage Obligations – 5.2%
	Principal Amount	Value
PRIVATE SPONSOR – 4.9%
BAMLL Commercial Mortgage Securities Trust Series 2019-BPR, Class ANM 3.112% 11/5/32 (a)	$ 138,000	$ 143,762
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class ASB 3.429% 9/15/48	483,436	511,596
Barclay's Commercial Mortgage Trust Series 2017-C1, Class ASB 3.488% 2/15/50	825,000	889,297
Benchmark Mortgage Trust Series 2018-B2, Class A2 3.662% 2/15/51	215,000	221,844
Blox Trust 0.000% 9/16/21	352,000	352,000
Brass No 10 PLC 0.669% 4/16/69 (a)(c)	188,273	188,399
BX Commercial Mortgage Trust 2021-SOAR 1 month U.S. LIBOR + 0.67% 0.766% 6/15/38 (a)(b)(c)	464,000	464,743
BX Commercial Mortgage Trust 2021-VINO 1 month U.S. LIBOR + 0.652% 0.748% 5/15/38 (a)(b)(c)	300,000	300,189
BX Commercial Mortgage Trust Series 2019-XL, Class A 1 month U.S. LIBOR + 0.920% 1.016% 10/15/36 (a)(b)(c)	361,043	361,622
Cascade Funding Mortgage Trust 2021-HB6 0.898% 6/25/36 (a)(c)	299,408	299,490
CFMT LLC Series 2021-HB5, Class A 0.801% 2/25/31 (a)(c)	168,664	168,691
CGDB Commercial Mortgage Trust Series 2019-MOB, Class A 1 month U.S. LIBOR + 0.950% 1.046% 11/15/36 (a)(b)(c)	100,000	100,000
CIM Retail Portfolio Trust 2021-RETL 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (a)(b)(c)	205,000	205,248
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class AS 3.683% 9/10/45 (a)	131,000	133,828
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class AAB 3.368% 2/10/49	117,589	123,893
COMM Mortgage Trust Series 2013-CR13, Class AM 4.449% 11/10/46 (c)	131,000	140,514

	Principal Amount	Value

COMM Mortgage Trust Series 2013-LC6, Class ASB 2.478% 1/10/46	$ 130,950	$ 132,382
CSMC Trust Series 2020-NET, Class A 2.257% 8/15/37 (a)	100,000	103,764
GS Mortgage Securities Trust Series 2012-GC6, Class A3 3.482% 1/10/45	17,426	17,423
GS Mortgage Securities Trust Series 2012-GC6, Class AS 4.948% 1/10/45 (a)	257,000	258,720
GS Mortgage Securities Trust Series 2013-GC16, Class AS 4.649% 11/10/46	255,000	273,162
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C8 3.424% 10/15/45 (a)	147,000	150,161
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class AS 3.353% 12/15/47 (a)	770,000	786,835
JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-BKWD, Class A 1 month U.S. LIBOR + 1.000% 1.096% 9/15/29 (a)(b)(c)	121,000	121,150
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class AS 4.458% 1/15/47	327,000	349,934
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class A4 3.801% 9/15/47	331,000	357,036
Lanark Master Issuer PLC Series 2019-2A, Class 1A 2.71% 12/22/69 (a)	273,000	277,583
Lanark Master Issuer PLC Series 2020-1A, Class 1A 2.277% 12/22/69 (a)(c)	200,000	204,407
Life 2021-BMR Mortgage Trust Series 2021-BMR, Class A 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(b)(c)	291,000	291,274
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class ASB 3.654% 4/15/47	376,425	390,066
See accompanying notes which are an integral part of the financial statements.
47	Annual Report

Fidelity® Limited Term Bond ETF
Schedule of Investments–continued
Collateralized Mortgage Obligations – continued
	Principal Amount	Value
PRIVATE SPONSOR – continued
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class ASB 3.326% 12/15/47	$ 397,625	$ 413,923
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C28, Class A3 3.272% 1/15/49	123,762	131,314
Morgan Stanley Capital I Trust Series 2019-MEAD, Class A 3.17% 11/10/36 (a)	302,000	316,957
New Residential Mortgage Loan Trust Series 2019-5A, Class A1B 3.50% 8/25/59 (a)(c)	100,415	104,924
NYMT Loan Trust 2021-SP1 1.67% 8/25/61 (a)	218,000	218,094
PRPM 2021-2 LLC 2.115% 3/25/26 (a)(c)	273,762	274,428
PRPM 2021-5 LLC 1.793% 6/25/26 (a)	699,701	700,737
PRPM 2021-RPL1 LLC 1.319% 7/25/51 (a)(c)	108,757	108,929
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class AS 3.814% 8/10/49 (a)	239,000	246,035
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class AAB 2.687% 3/10/46	158,902	161,295
VCAT 2021-NPL2 LLC 2.115% 3/27/51 (a)	622,064	623,984
VCAT Asset Securitization LLC 1.743% 5/25/51 (a)	1,193,801	1,193,411
Wells Fargo Commercial Mortgage Trust Series 2015-LC22, Class ASB 3.571% 9/15/58	285,000	301,586
Wells Fargo Commercial Mortgage Trust Series 2015-NXS3, Class ASB 3.371% 9/15/57	277,959	294,290
Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class ASB 3.453% 1/15/60	281,000	298,630
TOTAL PRIVATE SPONSOR		13,707,550
U.S. GOVERNMENT AGENCY – 0.3%
Fannie Mae guaranteed REMIC Series 2015-28, Class P 2.50% 5/25/45	53,913	56,057
Fannie Mae guaranteed REMIC Series 2019-33, Class N 3.00% 3/25/48	472,141	493,474

	Principal Amount	Value

Fannie Mae guaranteed REMIC Series 2019-59, Class AB 2.50% 10/25/39	$ 142,617	$ 148,491
Federal Home Loan Mortgage Corp. REMIC Series 4433, Class DE 2.00% 8/15/32	15,343	15,417
Federal Home Loan Mortgage Corp. REMIC Series 4437, Class DE 2.00% 10/15/32	17,334	17,424
Federal Home Loan Mortgage Corp. REMIC Series 4903, Class DA 3.00% 10/25/48	209,756	220,187
TOTAL U.S. GOVERNMENT AGENCY		951,050
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,633,723)		14,658,600
U.S. Government Agency - Mortgage Securities – 1.1%

Fannie Mae – 0.8%
3.00% 7/1/36 to 3/1/50	1,726,018	1,833,203
4.50% 3/1/39 to 9/1/49	363,557	399,481
TOTAL FANNIE MAE		2,232,684
Freddie Mac – 0.3%
2.00% 1/1/32	621,127	644,589
3.00% 2/1/34	392,864	413,947
TOTAL FREDDIE MAC		1,058,536
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $3,272,765)		3,291,220
Municipal Securities – 0.3%

California Gen. Oblig. Series 2019 2.400% 10/1/25	220,000	233,662
New York Urban Dev. Corp. Rev. Series 2017 D:
2.55% 3/15/22	275,000	278,327
2.70% 3/15/23	235,000	243,386
TOTAL MUNICIPAL SECURITIES (Cost $731,475)		755,375
Foreign Government and Government Agency Obligations – 0.1%

United Mexican States 3.250% 4/16/30 (Cost $199,082)	200,000	209,725

See accompanying notes which are an integral part of the financial statements.
Annual Report	48

Money Market Fund – 0.5%
	Shares	Value
Fidelity Cash Central Fund, 0.06% (d) (Cost $1,618,745)	1,618,424	$ 1,618,747
TOTAL INVESTMENT IN SECURITIES – 99.6% (Cost $281,194,374)		282,204,381
NET OTHER ASSETS (LIABILITIES) – 0.4%		992,186
NET ASSETS – 100.0%		$ 283,196,567

Legend
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $66,742,399 or 23.6% of net assets.
(b)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Treasury Contracts
CBOT 5‑Year U.S. Treasury Note Contracts (United States)	60	December 2021	$7,423,125	$1,172	$1,172
The notional amount of futures purchased as a percentage of Net Assets is 2.6%
Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.06%	$6,384,008	$119,084,310	$123,849,571	$4,217	$-	$-	$1,618,747	0.0%
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.
See accompanying notes which are an integral part of the financial statements.
49	Annual Report

Fidelity® Limited Term Bond ETF
Schedule of Investments–continued
Investment Valuation
The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
Corporate Bonds	$ 178,107,837	$ —	$ 178,107,837	$ —
U.S. Treasury Obligations	52,500,816	—	52,500,816	—
Asset-Backed Securities	31,062,061	—	31,062,061	—
Collateralized Mortgage Obligations	14,658,600	—	14,658,600	—
U.S. Government Agency - Mortgage Securities	3,291,220	—	3,291,220	—
Municipal Securities	755,375	—	755,375	—
Foreign Government and Government Agency Obligations	209,725	—	209,725	—
Money Market Funds	1,618,747	1,618,747	—	—
Total Investments in Securities:	$ 282,204,381	$ 1,618,747	$ 280,585,634	$ —

Derivative Instruments:
Assets
Futures Contracts	$ 1,172	$ 1,172	$ —	$ —
Total Assets	$ 1,172	$ 1,172	$ —	$ —
Total Derivative Instruments:	$ 1,172	$ 1,172	$ —	$ —
Value of Derivative Instruments
The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.
Primary Risk/ Derivative Type	Value
	Asset	Liabilities
Interest Rate Risk
Futures Contracts(a)	$1,172	$0
Total Interest Rate Risk	$1,172	$0
Total Value of Derivatives	$1,172	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).
Other Information
Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):
United States of America	82.8
United Kingdom	3.9
Cayman Islands	3.7
Canada	2.7
Japan	1.9
France	1.8
Switzerland	1.3
Germany	1.0
Others (Individually Less Than 1%)	3.2
102.3%
See accompanying notes which are an integral part of the financial statements.
Annual Report	50

Fidelity® Low Duration Bond Factor ETF
Schedule of Investments August 31, 2021
Showing Percentage of Net Assets
Nonconvertible Bonds – 90.3%
	Principal Amount	Value
COMMUNICATION SERVICES – 6.3%
Diversified Telecommunication Services – 3.8%
AT&T, Inc.:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.640% 0.69% 3/25/24 (a)(b)	$ 550,000	$ 551,199
3 month U.S. LIBOR + 1.180% 1.299% 6/12/24 (a)(b)	1,470,000	1,508,357
Verizon Communications, Inc.:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.790% 0.84% 3/20/26 (a)(b)	880,000	894,969
3 month U.S. LIBOR + 1.000% 1.118% 3/16/22 (a)(b)	4,355,000	4,377,850
3 month U.S. LIBOR + 1.100% 1.225% 5/15/25 (a)(b)	1,453,000	1,493,656
		8,826,031
Interactive Media & Services – 0.3%
Tencent Holdings Ltd.:
3 month U.S. LIBOR + 0.910% 1.029% 4/11/24 (a)(b)(c)	600,000	600,862
3 month U.S. LIBOR + 0.910% 1.029% 4/11/24 (a)(b)	200,000	200,288
		801,150
Media – 2.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 3 month U.S. LIBOR + 1.650% 1.776% 2/1/24 (a)(b)	538,000	552,660
Comcast Corp.:
3 month U.S. LIBOR + 0.440% 0.585% 10/1/21 (a)(b)	640,000	640,241
3 month U.S. LIBOR + 0.630% 0.756% 4/15/24 (a)(b)	831,000	841,845
The Walt Disney Co. 3 month U.S. LIBOR + 0.250% 0.385% 9/1/21 (a)(b)	2,350,000	2,350,000
TWDC Enterprises 18 Corp. 3 month U.S. LIBOR + 0.390% 0.524% 3/4/22 (a)(b)	734,000	735,356
		5,120,102
TOTAL COMMUNICATION SERVICES		14,747,283
CONSUMER DISCRETIONARY – 5.0%
Automobiles – 4.2%
BMW U.S. Capital LLC 3 month U.S. LIBOR + 0.530% 0.663% 4/14/22 (a)(b)(c)	584,000	585,721

	Principal Amount	Value

BMW US Capital LLC U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.380% 0.43% 8/12/24 (a)(b)(c)	$ 1,000,000	$ 1,004,693
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.840% 0.964% 5/4/23 (a)(b)(c)	900,000	907,796
3 month U.S. LIBOR + 0.900% 1.025% 2/15/22 (a)(b)(c)	450,000	451,793
Ford Motor Credit Co. LLC:
3 month U.S. LIBOR + 0.880% 0.999% 10/12/21 (a)(b)	600,000	599,999
3 month U.S. LIBOR + 1.080% 1.198% 8/3/22 (a)(b)	200,000	199,434
3 month U.S. LIBOR + 1.235% 1.36% 2/15/23 (a)(b)	600,000	600,010
General Motors Financial Co., Inc. U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.760% 0.804% 3/8/24 (a)(b)	840,000	847,311
Nissan Motor Acceptance Corp.:
3 month U.S. LIBOR + 0.640% 0.768% 3/8/24 (a)(b)(c)	600,000	600,573
3 month U.S. LIBOR + 0.690% 0.836% 9/28/22 (a)(b)(c)	370,000	370,819
3 month U.S. LIBOR + 0.890% 1.019% 1/13/22 (a)(b)(c)	50,000	50,085
Toyota Motor Credit Corp.:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.260% 0.31% 6/18/24 (a)(b)	1,500,000	1,500,417
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.340% 0.39% 10/14/22 (a)(b)	1,259,000	1,262,135
Volkswagen Group of America Finance LLC:
3 month U.S. LIBOR + 0.860% 0.994% 9/24/21 (a)(b)(c)	600,000	600,246
3 month U.S. LIBOR + 0.940% 1.063% 11/12/21 (a)(b)(c)	400,000	400,706
		9,981,738
Hotels, Restaurants & Leisure – 0.5%
McDonald's Corp. 3 month U.S. LIBOR + 0.430% 0.562% 10/28/21 (a)(b)	1,122,000	1,122,701
Internet & Direct Marketing Retail – 0.2%
eBay, Inc. 3 month U.S. LIBOR + 0.870% 0.999% 1/30/23 (a)(b)	535,000	540,193

See accompanying notes which are an integral part of the financial statements.
51	Annual Report

Fidelity® Low Duration Bond Factor ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
CONSUMER DISCRETIONARY – continued
Specialty Retail – 0.1%
The Home Depot, Inc. 3 month U.S. LIBOR + 0.310% 0.43% 3/1/22 (a)(b)	$ 116,000	$ 116,146
TOTAL CONSUMER DISCRETIONARY		11,760,778
CONSUMER STAPLES – 0.7%
Beverages – 0.1%
PepsiCo, Inc. 3 month U.S. LIBOR + 0.365% 0.491% 5/2/22 (a)(b)	184,000	184,450
Food & Staples Retailing – 0.1%
Reckitt Benckiser Treasury Services PLC 3 month U.S. LIBOR + 0.560% 0.694% 6/24/22 (a)(b)(c)	200,000	200,812
Food Products – 0.3%
General Mills, Inc. 3 month U.S. LIBOR + 1.010% 1.144% 10/17/23 (a)(b)	792,000	805,487
Tobacco – 0.2%
BAT Capital Corp. 3 month U.S. LIBOR + 0.880% 1.005% 8/15/22 (a)(b)	438,000	440,559
TOTAL CONSUMER STAPLES		1,631,308
ENERGY – 3.5%
Oil, Gas & Consumable Fuels – 3.5%
BP Capital Markets America, Inc. 3 month U.S. LIBOR + 0.650% 0.785% 9/19/22 (a)(b)	39,000	39,202
Chevron Corp.:
3 month U.S. LIBOR + 0.480% 0.609% 3/3/22 (a)(b)	1,752,000	1,755,854
3 month U.S. LIBOR + 0.530% 0.655% 11/15/21 (a)(b)	320,000	320,356
3 month U.S. LIBOR + 0.530% 0.659% 3/3/22 (a)(b)	44,000	44,108
3 month U.S. LIBOR + 0.900% 1.027% 5/11/23 (a)(b)	750,000	760,396
ConocoPhillips Co. 3 month U.S. LIBOR + 0.900% 1.025% 5/15/22 (a)(b)	716,000	720,067
Enbridge, Inc. U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX+ 0.400% 0.45% 2/17/23 (a)(b)	500,000	501,105
Exxon Mobil Corp.:
3 month U.S. LIBOR + 0.330% 0.455% 8/16/22 (a)(b)	1,450,000	1,454,352

	Principal Amount	Value

3 month U.S. LIBOR + 0.370% 0.501% 3/6/22 (a)(b)	$ 52,000	$ 52,092
MPLX LP 3 month U.S. LIBOR + 1.100% 1.223% 9/9/22 (a)(b)	1,734,000	1,733,957
Shell International Finance BV 3 month U.S. LIBOR + 0.400% 0.521% 11/13/23 (a)(b)	865,000	870,856
TOTAL ENERGY		8,252,345
FINANCIALS – 65.3%
Banks – 26.9%
ASB Bank Ltd. 3 month U.S. LIBOR + 0.970% 1.089% 6/14/23 (a)(b)(c)	1,200,000	1,217,276
Banco Santander SA 3 month U.S. LIBOR + 1.560% 1.679% 4/11/22 (a)(b)	400,000	403,444
Bank of America Corp. 3 month U.S. LIBOR + 0.770% 0.891% 2/5/26 (a)(b)	1,161,000	1,175,304
Bank of Montreal:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.270% 0.32% 4/14/23 (a)(b)	550,000	550,630
3 month U.S. LIBOR + 0.400% 0.528% 9/10/21 (a)(b)	1,428,000	1,428,140
3 month U.S. LIBOR + 0.570% 0.716% 3/26/22 (a)(b)	712,000	714,043
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.680% 0.726% 3/10/23 (a)(b)	3,500,000	3,529,435
3 month U.S. LIBOR + 0.630% 0.755% 9/11/22 (a)(b)	440,000	442,623
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.960% 1.094% 7/20/23 (a)(b)(c)	600,000	609,786
Barclays PLC:
3 month U.S. LIBOR + 1.380% 1.505% 5/16/24 (a)(b)	1,550,000	1,576,985
3 month U.S. LIBOR + 1.430% 1.555% 2/15/23 (a)(b)	1,200,000	1,206,658
BPCE SA:
3 month U.S. LIBOR + 0.880% 1.001% 5/31/22 (a)(b)	750,000	754,909
3 month U.S. LIBOR + 1.220% 1.351% 5/22/22 (a)(b)(c)	250,000	251,835
3 month U.S. LIBOR + 1.240% 1.359% 9/12/23 (a)(b)(c)	250,000	254,883

See accompanying notes which are an integral part of the financial statements.
Annual Report	52

Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Banks – continued
Canadian Imperial Bank of Commerce:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.400% 0.447% 12/14/23 (a)(b)	$ 1,834,000	$ 1,842,597
3 month U.S. LIBOR + 0.660% 0.779% 9/13/23 (a)(b)	654,000	662,136
3 month U.S. LIBOR + 0.720% 0.838% 6/16/22 (a)(b)	116,000	116,705
Citigroup, Inc. 3 month U.S. LIBOR + 1.023% 1.143% 6/1/24 (a)(b)	1,287,000	1,303,393
Commonwealth Bank of Australia:
3 month U.S. LIBOR + 0.680% 0.805% 9/18/22 (a)(b)(c)	351,000	353,247
3 month U.S. LIBOR + 0.700% 0.818% 3/16/23 (a)(b)(c)	852,000	860,646
3 month U.S. LIBOR + 0.700% 0.828% 3/10/22 (a)(b)(c)	1,575,000	1,580,468
3 month U.S. LIBOR + 0.820% 0.954% 6/4/24 (a)(b)(c)	103,000	104,806
Cooperatieve Rabobank UA:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.300% 0.35% 1/12/24 (a)(b)	1,146,000	1,147,558
3 month U.S. LIBOR + 0.480% 0.599% 1/10/23 (a)(b)	1,000,000	1,006,240
Credit Suisse AG U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.380% 0.43% 8/9/23 (a)(b)	1,500,000	1,503,165
Danske Bank A/S 3 month U.S. LIBOR + 1.060% 1.179% 9/12/23 (a)(b)(c)	800,000	808,677
Federation des Caisses Desjardins du Quebec U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX+ 0.430% 0.481% 5/21/24 (a)(b)(c)	510,000	511,260
ING Groep N.V.:
3 month U.S. LIBOR + 1.000% 1.146% 10/2/23 (a)(b)	1,000,000	1,016,231
3 month U.S. LIBOR + 1.150% 1.296% 3/29/22 (a)(b)	200,000	200,969
KeyBank N.A. U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.320% 0.37% 6/14/24 (a)(b)	1,000,000	1,001,137

	Principal Amount	Value

Mitsubishi UFJ Financial Group, Inc.:
3 month U.S. LIBOR + 0.740% 0.86% 3/2/23 (a)(b)	$ 306,000	$ 308,725
3 month U.S. LIBOR + 0.790% 0.915% 7/25/22 (a)(b)	3,074,000	3,093,397
3 month U.S. LIBOR + 0.860% 0.985% 7/26/23 (a)(b)	1,072,000	1,086,018
3 month U.S. LIBOR + 0.920% 1.051% 2/22/22 (a)(b)	1,640,000	1,646,822
Mizuho Financial Group, Inc.:
3 month U.S. LIBOR + 0.790% 0.921% 3/5/23 (a)(b)	600,000	605,269
3 month U.S. LIBOR + 0.840% 0.966% 7/16/23 (a)(b)	800,000	804,545
3 month U.S. LIBOR + 0.880% 1.005% 9/11/22 (a)(b)	400,000	403,175
3 month U.S. LIBOR + 0.940% 1.061% 2/28/22 (a)(b)	3,000,000	3,013,196
3 month U.S. LIBOR + 1.000% 1.125% 9/11/24 (a)(b)	800,000	810,332
3 month U.S. LIBOR + 1.140.% 1.259% 9/13/21 (a)(b)	200,000	200,070
National Australia Bank Ltd. 3 month U.S. LIBOR + 0.720% 0.851% 5/22/22 (a)(b)(c)	1,000,000	1,005,058
PNC Bank N.A.:
3 month U.S. LIBOR + 0.325% 0.453% 2/24/23 (a)(b)	1,250,000	1,251,384
3 month U.S. LIBOR + 0.500% 0.629% 7/27/22 (a)(b)	250,000	250,835
Royal Bank of Canada:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.400% 0.45% 8/5/22 (a)(b)	1,490,000	1,494,888
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.450% 0.50% 10/26/23 (a)(b)	810,000	814,068
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.525% 0.575% 1/20/26 (a)(b)	792,000	796,678
3 month U.S. LIBOR + 0.470% 0.60% 4/29/22 (a)(b)	1,884,000	1,889,381
3 month U.S. LIBOR + 0.660% 0.798% 10/5/23 (a)(b)	860,000	870,044
Standard Chartered PLC U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 1.250% 1.30% 10/14/23 (a)(b)(c)	300,000	302,955
See accompanying notes which are an integral part of the financial statements.
53	Annual Report

Fidelity® Low Duration Bond Factor ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Banks – continued
Sumitomo Mitsui Financial Group, Inc.:
3 month U.S. LIBOR + 0.740% 0.874% 10/18/22 to 1/17/23 (a)(b)	$ 392,000	$ 394,834
3 month U.S. LIBOR + 0.780% 0.899% 7/12/22 (a)(b)	18,000	18,093
3 month U.S. LIBOR + 0.800% 0.926% 10/16/23 (a)(b)	268,000	271,479
3 month U.S. LIBOR + 0.860% 0.994% 7/19/23 (a)(b)	1,932,000	1,955,953
3 month U.S. LIBOR + 1.140% 1.274% 10/19/21 (a)(b)	311,000	311,469
Swedbank AB 3 month U.S. LIBOR + 0.700% 0.819% 3/14/22 (a)(b)(c)	400,000	401,283
The Toronto-Dominion Bank:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.240% 0.29% 1/6/23 (a)(b)	410,000	410,871
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.355% 0.399% 3/4/24 (a)(b)	1,000,000	1,003,737
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.480% 0.53% 1/27/23 (a)(b)	980,000	985,565
3 month U.S. LIBOR + 0.640% 0.774% 7/19/23 (a)(b)	793,000	800,588
U.S. Bank N.A. 3 month U.S. LIBOR + 0.180% 0.314% 1/21/22 (a)(b)	250,000	250,139
Wells Fargo & Co.:
3 month U.S. LIBOR + 1.110% 1.235% 1/24/23 (a)(b)	137,000	137,585
3 month U.S. LIBOR + 1.230% 1.359% 10/31/23 (a)(b)	2,536,000	2,569,526
Wells Fargo Bank N.A. 3 month U.S. LIBOR + 0.510% 0.648% 10/22/21 (a)(b)	500,000	500,227
Westpac Banking Corp.:
3 month U.S. LIBOR + 0.390% 0.519% 1/13/23 (a)(b)	500,000	502,580
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.520% 0.563% 6/3/26 (a)(b)	250,000	251,429
3 month U.S. LIBOR + 0.570% 0.689% 1/11/23 (a)(b)	1,328,000	1,337,337
3 month U.S. LIBOR + 0.720% 0.845% 5/15/23 (a)(b)	699,000	707,024

	Principal Amount	Value

3 month U.S. LIBOR + 0.710% 0.856% 6/28/22 (a)(b)	$ 846,000	$ 850,546
3 month U.S. LIBOR + 0.770% 0.892% 2/26/24 (a)(b)	172,000	174,723
3 month U.S. LIBOR + 0.850% 0.969% 1/11/22 (a)(b)	758,000	760,308
		63,377,322
Capital Markets – 1.9%
Intercontinental Exchange, Inc. 3 month U.S. LIBOR + 0.650% 0.769% 6/15/23 (a)(b)(d)	1,000,000	1,000,160
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 0.556% 11/1/21 (a)(b)	374,000	374,081
The Bank of New York Mellon Corp. 3 month U.S. LIBOR + 1.050% 1.179% 10/30/23 (a)(b)	1,115,000	1,127,856
The Charles Schwab Corp.:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.500% 0.55% 3/18/24 (a)(b)	1,503,000	1,513,380
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.520% 0.57% 5/13/26 (a)(b)	280,000	282,225
		4,297,702
Consumer Finance – 4.3%
American Express Co.:
3 month U.S. LIBOR + 0.600% 0.721% 11/5/21 (a)(b)	149,000	149,076
3 month U.S. LIBOR + 0.620% 0.751% 5/20/22 (a)(b)	294,000	295,031
3 month U.S. LIBOR + 0.650% 0.774% 2/27/23 (a)(b)	26,000	26,203
3 month U.S. LIBOR + 0.750% 0.868% 8/3/23 (a)(b)	1,424,000	1,441,686
American Express Credit Corp. 3 month U.S. LIBOR + 0.700% 0.829% 3/3/22 (a)(b)	706,000	707,963
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.370% 0.498% 5/10/23 (a)(b)	660,000	662,403
3 month U.S. LIBOR + 0.420% 0.548% 9/8/23 (a)(b)	900,000	905,153
3 month U.S. LIBOR + 0.540% 0.686% 6/27/22 (a)(b)	398,000	399,522
Capital One Financial Corp.:
3 month U.S. LIBOR + 0.720% 0.849% 1/30/23 (a)(b)	1,264,000	1,273,722
3 month U.S. LIBOR + 0.950% 1.073% 3/9/22 (a)(b)	564,000	566,155

See accompanying notes which are an integral part of the financial statements.
Annual Report	54

Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Consumer Finance – continued
Caterpillar Financial Services Corp. 3 month U.S. LIBOR + 0.280% 0.411% 9/7/21 (a)(b)	$ 97,000	$ 97,004
Toyota Motor Credit Corp.:
3 month U.S. LIBOR + 0.290% 0.428% 10/7/21 (a)(b)	1,382,000	1,382,479
3 month U.S. LIBOR + 0.400% 0.524% 5/17/22 (a)(b)	452,000	453,298
3 month U.S. LIBOR + 0.480% 0.608% 9/8/22 (a)(b)	1,740,000	1,747,743
		10,107,438
Diversified Financial Services – 27.1%
Bank of America Corp.:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.730% 0.78% 10/24/24 (a)(b)	510,000	514,949
3 month U.S. LIBOR + 0.790% 0.921% 3/5/24 (a)(b)	980,000	988,861
3 month U.S. LIBOR + 0.960% 1.098% 7/23/24 (a)(b)	1,672,000	1,695,922
3 month U.S. LIBOR + 1.000% 1.125% 4/24/23 (a)(b)	2,866,000	2,881,449
3 month U.S. LIBOR + 1.160% 1.294% 1/20/23 (a)(b)	782,000	785,341
3 month U.S. LIBOR + 1.180% 1.314% 10/21/22 (a)(b)	1,509,000	1,511,451
Citigroup, Inc.:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.870% 0.92% 11/4/22 (a)(b)	530,000	530,745
3 month U.S. LIBOR + 0.950% 1.075% 7/24/23 (a)(b)	908,000	913,970
3 month U.S. LIBOR + 0.960% 1.085% 4/25/22 (a)(b)	2,959,000	2,974,486
3 month U.S. LIBOR + 1.070% 1.198% 12/8/21 (a)(b)	1,735,000	1,738,053
3 month U.S. LIBOR + 1.100% 1.224% 5/17/24 (a)(b)	1,164,000	1,181,163
3 month U.S. LIBOR + 1.250% 1.395% 7/1/26 (a)(b)	1,200,000	1,236,127
3 month U.S. LIBOR + 1.430% 1.55% 9/1/23 (a)(b)	1,078,000	1,090,904
Credit Agricole SA:
3 month U.S. LIBOR + 1.020% 1.145% 4/24/23 (a)(b)(c)	250,000	253,424
3 month U.S. LIBOR + 1.430% 1.549% 1/10/22 (a)(b)(c)	1,250,000	1,256,056

	Principal Amount	Value

Credit Suisse Group AG:
3 month U.S. LIBOR + 1.200% 1.319% 12/14/23 (a)(b)(c)	$ 1,260,000	$ 1,274,776
3 month U.S. LIBOR + 1.240% 1.359% 6/12/24 (a)(b)(c)	1,000,000	1,012,940
Deutsche Bank AG:
3 month U.S. LIBOR + 1.190% 1.315% 11/16/22 (a)(b)	700,000	705,879
3 month U.S. LIBOR + 1.230% 1.354% 2/27/23 (a)(b)	100,000	101,038
General Motors Financial Co., Inc.:
3 month U.S. LIBOR + 0.990% 1.135% 1/5/23 (a)(b)	561,000	566,424
3 month U.S. LIBOR + 1.550% 1.683% 1/14/22 (a)(b)	1,798,000	1,806,930
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 0.750% 0.881% 2/23/23 (a)(b)	415,000	418,278
3 month U.S. LIBOR + 0.780% 0.909% 10/31/22 (a)(b)	522,000	522,564
3 month U.S. LIBOR + 1.000% 1.125% 7/24/23 (a)(b)	906,000	912,441
3 month U.S. LIBOR + 1.050% 1.181% 6/5/23 (a)(b)	304,000	305,884
3 month U.S. LIBOR + 1.600% 1.721% 11/29/23 (a)(b)	2,656,000	2,733,326
HSBC Holdings PLC:
3 month U.S. LIBOR + 1.000% 1.125% 5/18/24 (a)(b)	800,000	809,352
3 month U.S. LIBOR + 1.230% 1.355% 3/11/25 (a)(b)	1,200,000	1,225,402
3 month U.S. LIBOR + 1.500% 1.638% 1/5/22 (a)(b)	1,000,000	1,004,858
JPMorgan Chase & Co.:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.535% 0.585% 6/1/25 (a)(b)	500,000	501,379
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.580% 0.629% 3/16/24 (a)(b)	1,860,000	1,870,866
3 month U.S. LIBOR + 0.730% 0.868% 4/23/24 (a)(b)	510,000	514,119
3 month U.S. LIBOR + 0.850% 0.969% 1/10/25 (a)(b)	702,000	711,772
3 month U.S. LIBOR + 0.900% 1.025% 4/25/23 (a)(b)	320,000	321,638
3 month U.S. LIBOR + 0.890% 1.028% 7/23/24 (a)(b)	566,000	573,489
3 month U.S. LIBOR + 1.000% 1.126% 1/15/23 (a)(b)	178,000	178,673
See accompanying notes which are an integral part of the financial statements.
55	Annual Report

Fidelity® Low Duration Bond Factor ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Diversified Financial Services – continued
3 month U.S. LIBOR + 1.230% 1.355% 10/24/23 (a)(b)	$ 2,602,000	$ 2,635,332
Macquarie Group Ltd.:
3 month U.S. LIBOR + 1.020% 1.141% 11/28/23 (a)(b)(c)	414,000	417,751
3 month U.S. LIBOR + 1.350% 1.496% 3/27/24 (a)(b)(c)	678,000	689,205
Mizuho Financial Group, Inc. 3 month U.S. LIBOR + 0.630% 0.759% 5/25/24 (a)(b)	1,500,000	1,508,193
Morgan Stanley:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.700% 0.75% 1/20/23 (a)(b)	2,560,000	2,565,939
3 month U.S. LIBOR + 1.220% 1.345% 5/8/24 (a)(b)	1,192,000	1,212,182
3 month U.S. LIBOR + 1.400% 1.525% 10/24/23 (a)(b)	4,097,000	4,155,325
Natwest Group PLC:
3 month U.S. LIBOR + 1.470% 1.595% 5/15/23 (a)(b)	200,000	201,724
3 month U.S. LIBOR + 1.550% 1.697% 6/25/24 (a)(b)	200,000	204,340
NatWest Markets PLC:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.530% 0.58% 8/12/24 (a)(b)(c)	500,000	501,867
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 1.662% 1.712% 9/29/22 (a)(b)(c)	200,000	203,033
The Bank of Nova Scotia:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.545% 0.595% 3/2/26 (a)(b)	1,079,000	1,083,584
3 month U.S. LIBOR + 0.620% 0.755% 9/19/22 (a)(b)	1,264,000	1,272,773
3 month U.S. LIBOR + 0.640% 0.771% 3/7/22 (a)(b)	250,000	250,766
The Goldman Sachs Group, Inc.:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.500% 0.547% 9/10/24 (a)(b)	2,000,000	2,003,594
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.580% 0.624% 3/8/24 (a)(b)	2,330,000	2,337,704
UBS AG:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.320% 0.37% 6/1/23 (a)(b)(c)	450,000	450,965

	Principal Amount	Value

U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.360% 0.41% 2/9/24 (a)(b)(c)	$ 1,651,000	$ 1,662,441
UBS Group AG:
3 month U.S. LIBOR + 0.950% 1.075% 8/15/23 (a)(b)(c)	600,000	604,932
3 month U.S. LIBOR + 1.530% 1.656% 2/1/22 (a)(b)(c)	1,200,000	1,207,047
UniCredit SpA 3 month U.S. LIBOR + 3.900% 4.033% 1/14/22 (a)(b)(c)	1,050,000	1,062,659
		63,856,285
Insurance – 5.1%
AIG Global Funding U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.380% 0.428% 12/15/23 (a)(b)(c)	494,000	495,037
Athene Global Funding:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.560% 0.61% 8/19/24 (a)(b)(c)	1,000,000	1,001,199
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.700% 0.75% 5/24/24 (a)(b)(c)	1,400,000	1,407,518
Jackson National Life Global Funding:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.600% 0.65% 1/6/23 (a)(b)(c)	380,000	382,068
3 month U.S. LIBOR + 0.730% 0.876% 6/27/22 (a)(b)(c)	978,000	983,549
Metropolitan Life Global Funding I U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.320% 0.37% 1/7/24 (a)(b)(c)	2,844,000	2,857,196
New York Life Global Funding:
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.310% 0.36% 4/26/24 (a)(b)(c)	280,000	280,376
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.360% 0.41% 10/21/23 (a)(b)(c)	870,000	873,759
3 month U.S. LIBOR + 0.280% 0.414% 1/21/22 (a)(b)(c)	1,234,000	1,235,554
3 month U.S. LIBOR + 0.520% 0.648% 6/10/22 (a)(b)(c)	1,010,000	1,014,197
Northwestern Mutual Global Funding U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.330% 0.38% 3/25/24 (a)(b)(c)	424,000	425,211

See accompanying notes which are an integral part of the financial statements.
Annual Report	56

Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Insurance – continued
Pacific Life Global Funding II U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.620% 0.664% 6/4/26 (a)(b)(c)	$ 350,000	$351,518
Principal Life Global Funding II 3 month U.S. LIBOR + 0.400% 0.538% 10/6/21 (a)(b)(c)	745,000	745,265
		12,052,447
TOTAL FINANCIALS		153,691,194
HEALTH CARE – 2.3%
Health Care Equipment & Supplies – 0.4%
Becton Dickinson and Co. 3 month U.S. LIBOR + 1.030% 1.161% 6/6/22 (a)(b)	479,000	482,252
Cardinal Health, Inc. 3 month U.S. LIBOR + 0.770% 0.889% 6/15/22 (a)(b)	406,000	408,185
		890,437
Health Care Providers & Services – 0.2%
Cigna Corp. 3 month U.S. LIBOR + 0.890% 1.016% 7/15/23 (a)(b)	390,000	395,290
Pharmaceuticals – 1.7%
AbbVie, Inc. 3 month U.S. LIBOR + 0.650% 0.781% 11/21/22 (a)(b)	880,000	886,143
AstraZeneca PLC 3 month U.S. LIBOR + 0.665% 0.789% 8/17/23 (a)(b)	949,000	958,141
Bayer U.S. Finance II LLC 3 month U.S. LIBOR + 1.010% 1.129% 12/15/23 (a)(b)(c)	1,372,000	1,392,303
Bristol-Myers Squibb Co. 3 month U.S. LIBOR + 0.380% 0.505% 5/16/22 (a)(b)	306,000	306,786
Pfizer, Inc. 3 month U.S. LIBOR + 0.330% 0.449% 9/15/23 (a)(b)	180,000	180,855
Roche Holdings, Inc. U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.240% 0.284% 3/5/24 (a)(b)(c)	311,000	311,967
		4,036,195
TOTAL HEALTH CARE		5,321,922

	Principal Amount	Value
INDUSTRIALS – 2.4%
Air Freight & Logistics – 0.4%
United Parcel Service, Inc.:
3 month U.S. LIBOR + 0.380% 0.505% 5/16/22 (a)(b)	$ 696,000	$697,477
3 month U.S. LIBOR + 0.450% 0.595% 4/1/23 (a)(b)	366,000	367,953
		1,065,430
Industrial Conglomerates – 0.9%
General Electric Co.:
3 month U.S. LIBOR + 1.000% 1.119% 3/15/23 (a)(b)	843,000	853,490
3 month U.S. LIBOR + 1.000% 1.126% 4/15/23 (a)(b)	415,000	418,745
Honeywell International, Inc. 3 month U.S. LIBOR + 0.370% 0.495% 8/8/22 (a)(b)	810,000	813,081
		2,085,316
Machinery – 1.1%
John Deere Capital Corp.:
3 month U.S. LIBOR + 0.260% 0.388% 9/10/21 (a)(b)	910,000	910,064
3 month U.S. LIBOR + 0.480% 0.608% 9/8/22 (a)(b)	1,475,000	1,481,966
3 month U.S. LIBOR + 0.550% 0.681% 6/7/23 (a)(b)	200,000	201,818
		2,593,848
Trading Companies & Distributors – 0.0%
GATX Corp. 3 month U.S. LIBOR + 0.720% 0.841% 11/5/21 (a)(b)	23,000	23,021
TOTAL INDUSTRIALS		5,767,615
INFORMATION TECHNOLOGY – 1.2%
Semiconductors & Semiconductor Equipment – 0.2%
Intel Corp. 3 month U.S. LIBOR + 0.350% 0.477% 5/11/22 (a)(b)	240,000	240,517
QUALCOMM, Inc. 3 month U.S. LIBOR + 0.730% 0.859% 1/30/23 (a)(b)	240,000	242,422
		482,939
Technology Hardware, Storage & Peripherals – 1.0%
Apple, Inc.:
3 month U.S. LIBOR + 0.350% 0.477% 5/11/22 (a)(b)	1,026,000	1,028,440
3 month U.S. LIBOR + 0.500% 0.625% 2/9/22 (a)(b)	1,123,000	1,125,641
See accompanying notes which are an integral part of the financial statements.
57	Annual Report

Fidelity® Low Duration Bond Factor ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
INFORMATION TECHNOLOGY – continued
Technology Hardware, Storage & Peripherals – continued
Hewlett Packard Enterprise Co. 3 month U.S. LIBOR + 0.720% 0.858% 10/5/21 (a)(b)	$ 312,000	$ 312,012
		2,466,093
TOTAL INFORMATION TECHNOLOGY		2,949,032
MATERIALS – 0.1%
Chemicals – 0.1%
DuPont de Nemours, Inc. 3 month U.S. LIBOR + 1.110% 1.235% 11/15/23 (a)(b)	252,000	257,275
UTILITIES – 3.5%
Electric Utilities – 0.4%
Duke Energy Corp. 3 month U.S. LIBOR + 0.650% 0.775% 3/11/22 (a)(b)	920,000	922,590
Multi-Utilities – 3.1%
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 0.649% 9/15/23 (a)(b)	1,680,000	1,680,230
Duke Energy Corp. U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX+ 0.250% 0.293% 6/10/23 (a)(b)	432,000	432,451
Eversource Energy U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX+ 0.250% 0.30% 8/15/23 (a)(b)	375,000	375,446
Florida Power & Light Co. U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.250% 0.30% 5/10/23 (a)(b)	512,000	512,118
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.270% 0.401% 2/22/23 (a)(b)	2,108,000	2,108,202
U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.540% 0.59% 3/1/23 (a)(b)	750,000	752,613
3 month U.S. LIBOR + 0.720% 0.849% 2/25/22 (a)(b)	532,000	533,602
PPL Electric Utilities Corp. U.S. SECURED OVERNIGHT FINL RATE (SOFR) INDX + 0.330% 0.38% 6/24/24 (a)(b)	585,000	585,414

	Principal Amount	Value

Southern California Gas Co. 3 month U.S. LIBOR + 0.350% 0.469% 9/14/23 (a)(b)	$ 420,000	$ 420,065
		7,400,141
TOTAL UTILITIES		8,322,731
TOTAL NONCONVERTIBLE BONDS (Cost $211,950,399)		212,701,483
U.S. Treasury Obligations – 9.9%

U.S. Treasury Bonds:
5.25% 2/15/29	2,000	2,595
6.125% 11/15/27	1,000	1,313
6.25% 5/15/30	1,220,000	1,732,781
U.S. Treasury Notes:
0.625% 5/15/30 to 8/15/30	2,515,000	2,386,503
0.875% 11/15/30	2,900,000	2,802,352
1.125% 2/15/31	3,408,000	3,362,205
1.50% 2/15/30	2,763,000	2,828,297
1.625% 8/15/29 to 5/15/31	3,845,600	3,967,714
1.75% 11/15/29	73,200	76,494
2.375% 5/15/29	1,194,800	1,303,359
2.625% 2/15/29	3,045,800	3,374,651
3.125% 11/15/28	1,218,800	1,390,955
TOTAL U.S. TREASURY OBLIGATIONS (Cost $23,235,054)		23,229,219

Money Market Fund – 1.4%
	Shares
Fidelity Cash Central Fund, 0.06% (e) (Cost $3,328,989)	3,328,323	3,328,989
TOTAL INVESTMENT IN SECURITIES – 101.6% (Cost $238,514,442)		239,259,691
NET OTHER ASSETS (LIABILITIES) – (1.6%)		(3,817,356)
NET ASSETS – 100.0%		$ 235,442,335

See accompanying notes which are an integral part of the financial statements.
Annual Report	58

Legend
(a)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $38,390,099 or 16.3% of net assets.
(d)	Level 3 security.
(e)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.
Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.06%	$12,195,843	$111,579,041	$120,445,884	$6,347	$(11)	$-	$3,328,989	0.0%
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.
Investment Valuation
The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
Corporate Bonds	$ 212,701,483	$ —	$ 211,701,323	$ 1,000,160
U.S. Treasury Obligations	23,229,219	—	23,229,219	—
Money Market Funds	3,328,989	3,328,989	—	—
Total Investments in Securities:	$ 239,259,691	$ 3,328,989	$ 234,930,542	$ 1,000,160
Other Information
Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):
United States of America	68.8
Canada	9.3
Japan	7.0
Australia	4.1
United Kingdom	3.6
Switzerland	3.3
Netherlands	1.8
France	1.4
Others (Individually Less Than 1%)	2.3
101.6%
See accompanying notes which are an integral part of the financial statements.
59	Annual Report

Fidelity® Total Bond ETF
Schedule of Investments August 31, 2021
Showing Percentage of Net Assets
U.S. Treasury Obligations – 38.8%
	Principal Amount	Value
U.S. Treasury Bonds:
1.125% 5/15/40	$ 451,600	$ 402,312
1.25% 8/15/31	30,687,000	30,528,770
1.625% 11/15/50	180,000	167,477
2.00% 8/15/51	27,894,000	28,390,862
2.375% 5/15/51	49,011,000	54,126,523
2.875% 5/15/49	36,163,600	43,612,918
3.00% 2/15/47	19,862,700	24,295,341
U.S. Treasury Inflation Indexed Bonds:
0.125% 2/15/51	4,663,372	5,298,647
0.25% 2/15/50	2,936,064	3,420,978
0.875% 2/15/47	5,212,939	6,891,114
1.00% 2/15/49	5,230,449	7,229,293
U.S. Treasury Inflation Indexed Notes 0.125% 7/15/30	22,805,061	25,581,010
U.S. Treasury Notes:
0.125% 1/31/23	16,200,000	16,197,469
0.25% 5/15/24 to 10/31/25	48,972,900	48,614,134
0.375% 8/15/24	75,000,000	74,941,406
0.625% 11/30/27	11,680,000	11,427,694
0.75% 3/31/26 to 4/30/26	184,606,000	184,766,445
1.125% 8/31/28 to 2/15/31	13,601,000	13,492,445
1.25% 5/31/28 to 6/30/28	89,333,000	90,497,422
1.50% 9/30/24	47,000	48,559
1.75% 6/30/24 to 12/31/24	67,492,700	70,345,250
2.00% 5/31/24	19,508,600	20,387,249
2.125% 3/31/24 to 5/31/26	19,107,600	20,245,522
2.50% 1/31/24	12,463,600	13,125,242
TOTAL U.S. TREASURY OBLIGATIONS (Cost $782,609,464)		794,034,082
Nonconvertible Bonds – 35.7%

COMMUNICATION SERVICES – 4.0%
Diversified Telecommunication Services – 1.4%
Altice Financing SA 5.00% 1/15/28 (a)	200,000	199,840
Altice France Holding SA 6.00% 2/15/28 (a)	950,000	941,688
Altice France SA:
5.125% 1/15/29 (a)	515,000	518,760
5.50% 1/15/28 (a)	630,000	648,113
7.375% 5/1/26 (a)	494,000	512,757
8.125% 2/1/27 (a)	985,000	1,069,956
AT&T, Inc.:
2.55% 12/1/33 (a)	284,000	285,444
3.80% 12/1/57 (a)	3,772,000	4,011,868
4.30% 2/15/30	315,000	366,477
4.45% 4/1/24	29,000	31,552
4.50% 3/9/48	10,000	11,843
5.15% 11/15/46	500,000	642,949

	Principal Amount	Value

6.30% 1/15/38	$ 290,000	$ 412,473
Frontier Communications Holdings LLC:
5.00% 5/1/28 (a)	210,000	219,450
5.875% 10/15/27 (a)	170,000	181,727
6.75% 5/1/29 (a)	220,000	235,444
Intelsat Jackson Holdings SA 8.00% 2/15/24 (a)(b)	1,359,000	1,409,962
Level 3 Financing, Inc.:
3.625% 1/15/29 (a)	65,000	63,050
4.25% 7/1/28 (a)	390,000	394,664
Lumen Technologies, Inc.:
5.125% 12/15/26 (a)	570,000	589,380
5.625% 4/1/25	205,000	221,853
6.875% 1/15/28	15,000	16,859
Sprint Capital Corp.:
6.875% 11/15/28	6,528,000	8,509,117
8.75% 3/15/32	310,000	474,740
Telecom Italia Capital SA 6.00% 9/30/34	693,000	788,080
Telecom Italia SpA 5.303% 5/30/24 (a)	210,000	227,997
Verizon Communications, Inc.:
2.10% 3/22/28	1,241,000	1,273,903
2.55% 3/21/31	1,148,000	1,185,818
2.987% 10/30/56	1,624,000	1,566,692
3.00% 3/22/27	221,000	239,092
4.862% 8/21/46	875,000	1,139,110
5.012% 4/15/49	38,000	50,742
		28,441,400
Interactive Media & Services – 0.0%
Match Group, Inc. 4.125% 8/1/30 (a)	85,000	89,038
Media – 2.1%
CCO Holdings LLC / CCO Holdings Capital Corp.:
4.50% 8/15/30 (a)	225,000	235,093
4.50% 5/1/32	460,000	480,631
4.75% 3/1/30 (a)	10,269,000	10,865,424
5.00% 2/1/28 (a)	200,000	209,520
5.125% 5/1/27 (a)	370,000	386,580
5.375% 6/1/29 (a)	1,314,000	1,435,545
5.50% 5/1/26 (a)	200,000	206,022
5.75% 2/15/26 (a)	249,000	256,159
Charter Communications Operating LLC / Charter Communications Operating Capital:
4.464% 7/23/22	334,000	343,656
5.375% 5/1/47	3,681,000	4,529,673
5.75% 4/1/48	1,746,000	2,245,701

See accompanying notes which are an integral part of the financial statements.
Annual Report	60

Nonconvertible Bonds – continued
	Principal Amount	Value
COMMUNICATION SERVICES – continued
Media – continued
6.484% 10/23/45	$ 197,000	$ 274,718
Comcast Corp.:
3.90% 3/1/38	71,000	82,682
4.65% 7/15/42	162,000	205,712
CSC Holdings LLC:
4.125% 12/1/30 (a)	325,000	325,406
5.375% 2/1/28 (a)	1,415,000	1,489,287
5.50% 4/15/27 (a)	600,000	627,676
5.75% 1/15/30 (a)	955,000	1,009,148
Discovery Communications LLC:
3.625% 5/15/30	579,000	634,293
4.65% 5/15/50	1,770,000	2,100,078
DISH DBS Corp. 7.75% 7/1/26	200,000	229,090
Fox Corp.:
3.666% 1/25/22	57,000	57,769
4.03% 1/25/24	101,000	108,818
4.709% 1/25/29	145,000	170,705
5.476% 1/25/39	143,000	185,577
5.576% 1/25/49	95,000	130,680
Front Range BidCo, Inc. 6.125% 3/1/28 (a)	790,000	803,825
Gray Television, Inc. 4.75% 10/15/30 (a)	195,000	192,719
Sable International Finance Ltd. 5.75% 9/7/27 (a)	415,000	434,712
Sirius XM Radio, Inc.:
4.125% 7/1/30 (a)	95,000	97,253
5.375% 7/15/26 (a)	2,250,000	2,310,480
Telenet Finance Luxembourg Notes SARL 5.50% 3/1/28 (a)	1,000,000	1,051,500
The Walt Disney Co.:
3.80% 3/22/30	1,824,000	2,102,813
4.70% 3/23/50	1,346,000	1,799,279
Time Warner Cable LLC:
5.875% 11/15/40	1,356,000	1,748,400
7.30% 7/1/38	211,000	307,370
Time Warner Cable, Inc.:
5.50% 9/1/41	16,000	19,982
6.55% 5/1/37	157,000	214,242
6.75% 6/15/39	674,000	941,341
Univision Communications, Inc. 6.625% 6/1/27 (a)	165,000	178,662
Virgin Media Finance PLC 5.00% 7/15/30 (a)	405,000	419,357
Virgin Media Secured Finance PLC 4.50% 8/15/30 (a)	410,000	415,863

	Principal Amount	Value

Zayo Group Holdings, Inc. 4.00% 3/1/27 (a)	$ 205,000	$ 202,683
Ziggo Bond Co. BV:
5.125% 2/28/30 (a)	270,000	277,209
6.00% 1/15/27 (a)	400,000	418,500
Ziggo BV 5.50% 1/15/27 (a)	713,000	736,950
		43,498,783
Wireless Telecommunication Services – 0.5%
C&W Senior Financing DAC:
6.875% 9/15/27 (a)	1,528,000	1,619,680
7.50% 10/15/26 (a)	687,000	714,480
Cablevision Lightpath LLC:
3.875% 9/15/27 (a)	85,000	84,044
5.625% 9/15/28 (a)	70,000	70,504
Millicom International Cellular SA:
4.50% 4/27/31 (a)	200,000	209,038
6.25% 3/25/29 (a)	630,000	690,952
6.625% 10/15/26 (a)	828,000	871,625
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (a)	480,000	540,000
Sprint Corp.:
7.125% 6/15/24	200,000	230,000
7.875% 9/15/23	519,000	588,001
T-Mobile USA, Inc.:
3.875% 4/15/30	2,539,000	2,844,746
4.375% 4/15/40	207,000	241,161
4.50% 4/15/50	407,000	488,013
4.75% 2/1/28	135,000	144,059
Vmed O2 UK Financing I PLC 4.25% 1/31/31 (a)	840,000	844,217
		10,180,520
TOTAL COMMUNICATION SERVICES		82,209,741
CONSUMER DISCRETIONARY – 1.5%
Automobiles – 0.4%
General Motors Financial Co., Inc.:
4.00% 1/15/25	50,000	54,373
4.25% 5/15/23	5,000	5,299
4.35% 4/9/25	5,120,000	5,646,524
Volkswagen Group of America Finance LLC:
2.90% 5/13/22 (a)	930,000	946,010
3.125% 5/12/23 (a)	811,000	844,570
		7,496,776
Diversified Consumer Services – 0.1%
GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC 7.125% 7/31/26 (a)	470,000	485,275
See accompanying notes which are an integral part of the financial statements.
61	Annual Report

Fidelity® Total Bond ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
CONSUMER DISCRETIONARY – continued
Diversified Consumer Services – continued
Global Partners LP / GLP Finance Corp.:
6.875% 1/15/29	$ 400,000	$ 414,952
7.00% 8/1/27	422,000	438,479
Service Corp. International 5.125% 6/1/29	615,000	670,627
Sotheby's 7.375% 10/15/27 (a)	692,000	734,247
		2,743,580
Hotels, Restaurants & Leisure – 0.5%
1011778 BC ULC / New Red Finance, Inc.:
4.00% 10/15/30 (a)	955,000	949,728
5.75% 4/15/25 (a)	130,000	136,988
Boyd Gaming Corp. 4.75% 12/1/27	380,000	391,875
Caesars Entertainment, Inc.:
6.25% 7/1/25 (a)	595,000	628,885
8.125% 7/1/27 (a)	590,000	652,127
Caesars Resort Collection LLC / CRC Finco, Inc. 5.25% 10/15/25 (a)	489,000	495,944
Carnival Corp. 7.625% 3/1/26 (a)	150,000	158,997
GLP Capital LP / GLP Financing II, Inc. 5.25% 6/1/25	155,000	173,771
Golden Entertainment, Inc. 7.625% 4/15/26 (a)	580,000	614,800
Golden Nugget, Inc. 6.75% 10/15/24 (a)	650,000	651,495
McDonald's Corp.:
3.50% 7/1/27	269,000	298,607
3.60% 7/1/30	319,000	360,256
4.20% 4/1/50	1,602,000	1,965,518
Melco Resorts Finance Ltd.:
5.375% 12/4/29 (a)	200,000	206,939
5.75% 7/21/28 (a)	220,000	229,350
Royal Caribbean Cruises Ltd.:
9.125% 6/15/23 (a)	100,000	109,000
11.50% 6/1/25 (a)	149,000	170,978
Scientific Games International, Inc. 5.00% 10/15/25 (a)	135,000	138,854
Station Casinos LLC:
4.50% 2/15/28 (a)	610,000	619,150
5.00% 10/1/25 (a)	134,000	135,508
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.:
5.25% 5/15/27 (a)	340,000	357,000
5.50% 3/1/25 (a)	300,000	318,000

	Principal Amount	Value

Wynn Macau Ltd.:
4.875% 10/1/24 (a)	$ 325,000	$ 326,788
5.50% 10/1/27 (a)	100,000	101,250
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.75% 4/15/25 (a)	325,000	345,312
Yum! Brands, Inc. 7.75% 4/1/25 (a)	495,000	533,308
		11,070,428
Household Durables – 0.0%
Newell Brands, Inc. 5.875% 4/1/36	55,000	68,888
Internet & Direct Marketing Retail – 0.1%
Cogent Communications Group, Inc. 5.375% 3/1/22 (a)	302,000	305,020
Netflix, Inc.:
4.875% 4/15/28	695,000	812,281
5.375% 11/15/29 (a)	275,000	338,203
5.875% 11/15/28	230,000	285,200
6.375% 5/15/29	70,000	89,688
Terrier Media Buyer, Inc. 8.875% 12/15/27 (a)	397,000	422,805
		2,253,197
Leisure Products – 0.1%
Hasbro, Inc.:
2.60% 11/19/22	248,000	254,310
3.00% 11/19/24	564,000	599,060
Mattel, Inc.:
5.45% 11/1/41	35,000	42,087
5.875% 12/15/27 (a)	15,000	16,369
		911,826
Multiline Retail – 0.1%
Dollar Tree, Inc. 4.00% 5/15/25	2,307,000	2,533,256
Specialty Retail – 0.2%
AutoNation, Inc. 4.75% 6/1/30	127,000	149,793
AutoZone, Inc.:
3.625% 4/15/25	179,000	194,900
4.00% 4/15/30	831,000	951,829
eG Global Finance PLC:
6.75% 2/7/25 (a)	275,000	282,563
8.50% 10/30/25 (a)	775,000	811,812
Lowe's Cos., Inc. 4.50% 4/15/30	606,000	719,260
O'Reilly Automotive, Inc. 4.20% 4/1/30	188,000	218,339
Sally Holdings LLC / Sally Capital, Inc. 5.625% 12/1/25	15,000	15,488

See accompanying notes which are an integral part of the financial statements.
Annual Report	62

Nonconvertible Bonds – continued
	Principal Amount	Value
CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
The TJX Cos., Inc. 3.875% 4/15/30	$ 4,000	$ 4,621
		3,348,605
Textiles, Apparel & Luxury Goods – 0.0%
The William Carter Co. 5.625% 3/15/27 (a)	105,000	109,725
TOTAL CONSUMER DISCRETIONARY		30,536,281
CONSUMER STAPLES – 2.3%
Beverages – 1.3%
Anheuser-Busch InBev Finance, Inc. 4.90% 2/1/46	311,000	392,763
Anheuser-Busch InBev Worldwide, Inc.:
3.50% 6/1/30	2,154,000	2,399,149
4.35% 6/1/40	624,000	748,391
4.50% 6/1/50	6,394,000	7,949,012
4.60% 6/1/60	670,000	835,120
4.75% 4/15/58	350,000	444,976
5.45% 1/23/39	377,000	498,037
5.55% 1/23/49	2,806,000	3,900,633
5.80% 1/23/59	1,068,000	1,581,575
Molson Coors Brewing Co. 3.00% 7/15/26	4,389,000	4,715,389
The Coca-Cola Co.:
3.375% 3/25/27	1,134,000	1,264,567
3.45% 3/25/30	562,000	637,331
		25,366,943
Food & Staples Retailing – 0.3%
CVS Health Corp.:
3.00% 8/15/26	69,000	74,489
3.625% 4/1/27	281,000	311,836
4.30% 3/25/28	15,000	17,271
4.78% 3/25/38	1,295,000	1,611,600
Sysco Corp.:
5.65% 4/1/25	1,992,000	2,297,903
5.95% 4/1/30	948,000	1,221,867
6.60% 4/1/50	530,000	848,241
TreeHouse Foods, Inc. 4.00% 9/1/28	270,000	260,239
Walgreens Boots Alliance, Inc. 3.30% 11/18/21	34,000	34,046
		6,677,492
Food Products – 0.3%
Darling Ingredients, Inc. 5.25% 4/15/27 (a)	381,000	397,928
JBS U.S.A. LUX SA / JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (a)	60,000	65,775

	Principal Amount	Value

JBS U.S.A. LUX SA / JBS U.S.A. Food Co. / JBS U.S.A. Finance, Inc.:
5.50% 1/15/30 (a)	$ 1,593,000	$ 1,797,780
6.50% 4/15/29 (a)	1,733,000	1,962,622
Performance Food Group, Inc.:
5.50% 10/15/27 (a)	340,000	354,025
6.875% 5/1/25 (a)	415,000	440,938
Post Holdings, Inc.:
4.625% 4/15/30 (a)	180,000	183,792
5.50% 12/15/29 (a)	635,000	680,244
5.625% 1/15/28 (a)	130,000	136,825
5.75% 3/1/27 (a)	555,000	580,918
US Foods, Inc. 6.25% 4/15/25 (a)	270,000	284,513
		6,885,360
Tobacco – 0.4%
Altria Group, Inc.:
3.875% 9/16/46	703,000	709,852
4.25% 8/9/42	448,000	475,034
4.50% 5/2/43	289,000	317,824
4.80% 2/14/29	86,000	100,029
5.375% 1/31/44	532,000	639,814
5.95% 2/14/49	300,000	389,563
BAT Capital Corp.:
4.70% 4/2/27	1,039,000	1,180,302
4.906% 4/2/30	1,236,000	1,433,433
5.282% 4/2/50	1,336,000	1,572,635
Imperial Brands Finance PLC:
3.75% 7/21/22 (a)	400,000	408,502
4.25% 7/21/25 (a)	450,000	494,113
Reynolds American, Inc.:
4.45% 6/12/25	53,000	58,730
4.85% 9/15/23	220,000	239,173
5.70% 8/15/35	28,000	34,232
5.85% 8/15/45	180,000	222,621
		8,275,857
TOTAL CONSUMER STAPLES		47,205,652
ENERGY – 5.4%
Energy Equipment & Services – 0.2%
DCP Midstream Operating LP:
5.375% 7/15/25	1,139,000	1,254,324
5.625% 7/15/27	390,000	443,167
5.85% 5/21/43 (a)(c)	1,932,000	1,787,100
Halliburton Co.:
3.80% 11/15/25	4,000	4,405
4.85% 11/15/35	55,000	65,086
		3,554,082
See accompanying notes which are an integral part of the financial statements.
63	Annual Report

Fidelity® Total Bond ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
ENERGY – continued
Oil, Gas & Consumable Fuels – 5.2%
Apache Corp.:
5.10% 9/1/40	$ 160,000	$ 178,000
7.375% 8/15/47	60,000	73,500
Canadian Natural Resources Ltd.:
2.05% 7/15/25	5,600,000	5,761,502
3.85% 6/1/27	2,800,000	3,085,509
5.85% 2/1/35	1,246,000	1,613,472
Cenovus Energy, Inc. 4.25% 4/15/27	367,000	407,186
Cheniere Energy Partners LP 5.625% 10/1/26	1,191,000	1,232,566
Cheniere Energy, Inc. 4.625% 10/15/28	390,000	411,450
CNX Resources Corp. 6.00% 1/15/29 (a)	95,000	98,926
Columbia Pipeline Group, Inc. 4.50% 6/1/25	30,000	33,562
Continental Resources, Inc. 5.75% 1/15/31 (a)	305,000	371,719
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (a)	2,332,000	2,355,320
5.75% 4/1/25	667,000	681,174
CVR Energy, Inc.:
5.25% 2/15/25 (a)	400,000	392,000
5.75% 2/15/28 (a)	60,000	59,240
Empresa Nacional del Petroleo 4.375% 10/30/24 (a)	200,000	216,050
Enbridge, Inc.:
4.00% 10/1/23	283,000	300,469
4.25% 12/1/26	66,000	74,172
Endeavor Energy Resources LP / EER Finance, Inc.:
5.50% 1/30/26 (a)	30,000	31,057
5.75% 1/30/28 (a)	285,000	299,962
6.625% 7/15/25 (a)	55,000	58,325
Energy Transfer LP:
3.75% 5/15/30	3,409,000	3,701,388
4.20% 9/15/23	72,000	76,649
4.25% 3/15/23	102,000	106,637
4.50% 4/15/24	98,000	106,437
4.95% 6/15/28	246,000	284,944
5.00% 5/15/50	690,000	808,421
5.25% 4/15/29	1,892,000	2,228,714
5.40% 10/1/47	577,000	700,399
5.80% 6/15/38	137,000	168,970
6.00% 6/15/48	1,679,000	2,145,240
6.25% 4/15/49	109,000	144,301

	Principal Amount	Value

Energy Transfer LP / Regency Energy Finance Corp. 5.875% 3/1/22	$ 200,000	$ 202,568
Enterprise Products Operating LLC 3.70% 2/15/26	4,740,000	5,239,264
EQM Midstream Partners LP 6.50% 7/1/27 (a)	195,000	217,425
Exxon Mobil Corp. 3.482% 3/19/30	2,903,000	3,263,758
Hess Corp.:
4.30% 4/1/27	1,132,000	1,257,676
5.60% 2/15/41	1,731,000	2,159,990
5.80% 4/1/47	360,000	468,216
7.125% 3/15/33	110,000	148,481
7.30% 8/15/31	108,000	146,873
7.875% 10/1/29	303,000	415,656
Hess Midstream Operations LP:
5.125% 6/15/28 (a)	420,000	439,950
5.625% 2/15/26 (a)	505,000	524,377
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	190,000	196,661
5.50% 3/1/44	287,000	364,954
6.55% 9/15/40	13,000	18,334
Kinder Morgan, Inc.:
5.05% 2/15/46	34,000	41,763
5.55% 6/1/45	193,000	250,435
MEG Energy Corp. 7.125% 2/1/27 (a)	310,000	326,201
Mesquite Energy, Inc. 7.25% 7/15/23 (a)(b)(d)	269,000	0
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.223% 9/9/22 (c)(e)	271,000	270,993
4.50% 7/15/23	133,000	141,273
4.80% 2/15/29	83,000	97,165
4.875% 12/1/24	160,000	178,030
5.50% 2/15/49	249,000	321,535
Occidental Petroleum Corp.:
3.20% 8/15/26	67,000	69,109
3.40% 4/15/26	190,000	195,225
3.50% 8/15/29	3,495,000	3,621,834
4.10% 2/15/47	1,146,000	1,120,479
4.20% 3/15/48	210,000	205,670
4.30% 8/15/39	136,000	138,380
4.40% 4/15/46 to 8/15/49	696,000	707,270
4.50% 7/15/44	514,000	524,280
5.55% 3/15/26	1,653,000	1,843,095
6.20% 3/15/40	250,000	298,152
6.45% 9/15/36	858,000	1,072,500
6.60% 3/15/46	216,000	273,264
7.50% 5/1/31	5,871,000	7,681,793

See accompanying notes which are an integral part of the financial statements.
Annual Report	64

Nonconvertible Bonds – continued
	Principal Amount	Value
ENERGY – continued
Oil, Gas & Consumable Fuels – continued
7.875% 9/15/31	$ 65,000	$ 86,347
8.875% 7/15/30	230,000	315,627
Ovintiv, Inc.:
5.15% 11/15/41	1,386,000	1,542,192
6.625% 8/15/37	1,341,000	1,841,563
7.375% 11/1/31	290,000	388,345
8.125% 9/15/30	652,000	888,563
PBF Holding Co. LLC / PBF Finance Corp.:
6.00% 2/15/28	300,000	196,500
9.25% 5/15/25 (a)	720,000	694,800
Petroleos Mexicanos:
4.50% 1/23/26	157,000	158,727
5.95% 1/28/31	2,643,000	2,595,162
6.35% 2/12/48	11,201,000	9,435,722
6.49% 1/23/27	435,000	459,795
6.50% 3/13/27	594,000	628,749
6.75% 9/21/47	1,870,000	1,642,795
6.84% 1/23/30	2,278,000	2,377,662
6.95% 1/28/60	2,120,000	1,854,364
7.69% 1/23/50	2,699,000	2,576,924
Phillips 66:
3.70% 4/6/23	76,000	79,814
3.85% 4/9/25	98,000	107,143
Plains All American Pipeline LP / PAA Finance Corp.:
3.55% 12/15/29	3,078,000	3,260,271
3.60% 11/1/24	139,000	148,171
Rattler Midstream LP 5.625% 7/15/25 (a)	570,000	598,500
Sabine Pass Liquefaction LLC 4.50% 5/15/30	1,431,000	1,657,622
Sunoco LP / Sunoco Finance Corp.:
4.50% 5/15/29	490,000	496,125
5.50% 2/15/26	490,000	503,431
5.875% 3/15/28	210,000	221,812
6.00% 4/15/27	10,000	10,449
Targa Resources Partners LP / Targa Resources Partners Finance Corp.:
4.875% 2/1/31	525,000	571,095
5.375% 2/1/27	105,000	108,806
5.50% 3/1/30	100,000	110,250
5.875% 4/15/26	105,000	109,856
6.50% 7/15/27	200,000	216,544
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	375,000	385,312
5.00% 1/31/28 (a)	35,000	37,800

	Principal Amount	Value

The Williams Cos., Inc.:
3.50% 11/15/30	$ 1,609,000	$ 1,765,900
3.70% 1/15/23	1,174,000	1,216,455
3.90% 1/15/25	521,000	565,165
4.00% 9/15/25	180,000	198,754
4.50% 11/15/23	51,000	54,847
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	167,000	180,789
3.95% 5/15/50	542,000	610,735
Valero Energy Corp.:
2.70% 4/15/23	268,000	276,772
2.85% 4/15/25	154,000	162,530
Viper Energy Partners LP 5.375% 11/1/27 (a)	600,000	629,340
Western Midstream Operating LP:
3.95% 6/1/25	178,000	186,455
4.35% 2/1/25	255,000	267,959
4.50% 3/1/28	300,000	323,250
4.65% 7/1/26	156,000	168,168
4.75% 8/15/28	80,000	88,024
5.30% 2/1/30 to 3/1/48	570,000	636,781
6.50% 2/1/50	50,000	58,947
		106,347,599
TOTAL ENERGY		109,901,681
FINANCIALS – 13.1%
Banks – 4.4%
Bank of America Corp.:
3.419% 12/20/28 (c)	8,422,000	9,249,717
3.50% 4/19/26	227,000	249,936
3.864% 7/23/24 (c)	250,000	265,002
3.95% 4/21/25	229,000	250,784
4.20% 8/26/24	160,000	175,368
4.25% 10/22/26	2,667,000	3,028,610
4.45% 3/3/26	2,428,000	2,738,583
Barclays Bank PLC 1.70% 5/12/22	463,000	467,221
Barclays PLC:
2.645% 6/24/31 (c)	5,000,000	5,095,025
2.852% 5/7/26 (c)	1,317,000	1,393,878
4.375% 1/12/26	200,000	224,915
CIT Group, Inc.:
3.929% 6/19/24 (c)	275,000	288,406
6.125% 3/9/28	174,000	213,425
Citigroup, Inc.:
3.142% 1/24/23 (c)	274,000	276,999
3.352% 4/24/25 (c)	572,000	609,637
3.875% 3/26/25	2,657,000	2,915,228
4.00% 8/5/24	115,000	125,079
See accompanying notes which are an integral part of the financial statements.
65	Annual Report

Fidelity® Total Bond ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Banks – continued
4.30% 11/20/26	$ 5,255,000	$ 5,964,169
4.40% 6/10/25	1,348,000	1,499,619
4.412% 3/31/31 (c)	1,885,000	2,208,483
4.45% 9/29/27	728,000	833,731
5.50% 9/13/25	878,000	1,020,281
Commonwealth Bank of Australia 3.61% 9/12/34 (a)(c)	297,000	318,280
Corp. Andina de Fomento 2.375% 5/12/23	1,240,000	1,276,303
HSBC Holdings PLC 4.95% 3/31/30	227,000	274,149
Intesa Sanpaolo SpA:
4.198% 6/1/32 (a)	263,000	270,703
5.017% 6/26/24 (a)	200,000	217,102
5.71% 1/15/26 (a)	3,005,000	3,379,290
JPMorgan Chase & Co.:
2.739% 10/15/30 (c)	2,883,000	3,037,323
2.956% 5/13/31 (c)	701,000	742,339
3.797% 7/23/24 (c)	75,000	79,582
3.875% 9/10/24	190,000	206,824
4.125% 12/15/26	415,000	471,170
4.452% 12/5/29 (c)	5,535,000	6,464,168
4.493% 3/24/31 (c)	7,372,000	8,727,102
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (c)	775,000	826,987
5.125% 5/28/24	2,000,000	2,215,141
6.00% 12/19/23	500,000	557,065
6.10% 6/10/23	6,302,000	6,870,058
6.125% 12/15/22	3,577,000	3,824,627
UniCredit SpA 6.572% 1/14/22 (a)	434,000	443,199
Wells Fargo & Co.:
2.406% 10/30/25 (c)	838,000	875,683
4.478% 4/4/31 (c)	2,665,000	3,156,883
5.013% 4/4/51 (c)	3,790,000	5,277,386
Westpac Banking Corp. 4.11% 7/24/34 (c)	405,000	447,195
		89,052,655
Capital Markets – 2.7%
Affiliated Managers Group, Inc.:
3.50% 8/1/25	81,000	88,301
4.25% 2/15/24	138,000	149,887
Ares Capital Corp.:
3.875% 1/15/26	2,302,000	2,476,715
4.20% 6/10/24	998,000	1,073,246
Credit Suisse Group AG:
2.193% 6/5/26 (a)(c)	3,100,000	3,180,465
2.593% 9/11/25 (a)(c)	1,207,000	1,256,334

	Principal Amount	Value

3.75% 3/26/25	$ 250,000	$ 271,145
3.80% 6/9/23	906,000	955,281
3 month U.S. LIBOR + 1.410% 3.869% 1/12/29 (a)(c)(e)	250,000	276,460
4.194% 4/1/31 (a)(c)	1,509,000	1,709,492
4.207% 6/12/24 (a)(c)	850,000	900,404
4.55% 4/17/26	250,000	283,304
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (c)	100,000	100,402
3.20% 2/23/23	4,923,000	5,113,204
3.691% 6/5/28 (c)	1,275,000	1,416,204
3.75% 5/22/25	200,000	217,914
3.80% 3/15/30	3,352,000	3,779,429
3.814% 4/23/29 (c)	1,341,000	1,502,068
4.25% 10/21/25	554,000	618,235
6.75% 10/1/37	6,416,000	9,348,216
Morgan Stanley:
3.125% 7/27/26	3,071,000	3,332,430
3.622% 4/1/31 (c)	1,770,000	1,982,518
3.737% 4/24/24 (c)	407,000	428,420
4.35% 9/8/26	2,767,000	3,143,823
3 month U.S. LIBOR + 1.628% 4.431% 1/23/30 (c)(e)	2,729,000	3,181,273
4.875% 11/1/22	555,000	583,438
5.00% 11/24/25	6,749,000	7,766,745
MSCI, Inc. 4.00% 11/15/29 (a)	600,000	642,000
State Street Corp. 2.825% 3/30/23 (c)	106,000	107,577
		55,884,930
Consumer Finance – 1.9%
Ally Financial, Inc.:
1.45% 10/2/23	402,000	408,034
3.05% 6/5/23	1,813,000	1,885,182
5.75% 11/20/25	2,422,000	2,774,745
5.80% 5/1/25	832,000	962,923
8.00% 11/1/31 to 11/1/31	934,000	1,355,004
Capital One Financial Corp.:
2.60% 5/11/23	1,354,000	1,401,897
3.65% 5/11/27	2,470,000	2,756,795
3.80% 1/31/28	519,000	582,457
Discover Bank 4.682% 8/9/28 (c)	1,750,000	1,860,655
Discover Financial Services:
3.75% 3/4/25	586,000	636,176
3.85% 11/21/22	1,275,000	1,328,120
4.10% 2/9/27	197,000	221,607
4.50% 1/30/26	4,697,000	5,302,625
Ford Motor Credit Co. LLC:
4.063% 11/1/24	2,533,000	2,677,254

See accompanying notes which are an integral part of the financial statements.
Annual Report	66

Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Consumer Finance – continued
4.687% 6/9/25	$ 275,000	$ 298,218
5.113% 5/3/29	325,000	367,250
5.125% 6/16/25	205,000	224,988
5.584% 3/18/24	1,528,000	1,654,060
5.596% 1/7/22	1,722,000	1,744,558
Navient Corp. 7.25% 9/25/23	390,000	428,465
Quicken Loans, Inc. 5.25% 1/15/28 (a)	290,000	305,950
Springleaf Finance Corp. 6.875% 3/15/25	515,000	583,238
Synchrony Financial:
2.85% 7/25/22	167,000	170,483
3.95% 12/1/27	1,916,000	2,135,453
4.375% 3/19/24	2,272,000	2,459,196
5.15% 3/19/29	2,953,000	3,496,863
Toyota Motor Credit Corp. 2.90% 3/30/23	1,352,000	1,406,637
		39,428,833
Diversified Financial Services – 2.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust:
2.875% 8/14/24	666,000	694,599
4.125% 7/3/23	255,000	269,278
4.45% 4/3/26	276,000	302,723
4.875% 1/16/24	438,000	475,384
6.50% 7/15/25	603,000	703,560
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (a)	5,600,000	5,774,840
3.95% 7/1/24 (a)	196,000	209,078
4.25% 4/15/26 (a)	2,007,000	2,176,147
4.375% 5/1/26 (a)	686,000	745,430
Bank of America Corp. 2.299% 7/21/32 (c)	2,050,000	2,062,184
BNP Paribas SA 2.219% 6/9/26 (a)(c)	1,250,000	1,286,692
Deutsche Bank AG:
3.30% 11/16/22	247,000	255,151
3.729% 1/14/32 (c)	3,000,000	3,094,248
4.50% 4/1/25	2,242,000	2,415,755
5.00% 2/14/22	732,000	746,813
5.882% 7/8/31 (c)	5,000,000	5,890,211
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
4.75% 9/15/24	355,000	368,077
5.25% 5/15/27	615,000	638,831
6.25% 5/15/26	13,109,000	13,813,609
6.375% 12/15/25	1,364,000	1,404,920

	Principal Amount	Value

Moody's Corp.:
3.25% 1/15/28	$ 108,000	$ 118,270
3.75% 3/24/25	822,000	898,572
4.875% 2/15/24	101,000	110,315
NatWest Markets PLC 2.375% 5/21/23 (a)	1,448,000	1,496,862
Pine Street Trust I 4.572% 2/15/29 (a)	514,000	590,012
Pine Street Trust II 5.568% 2/15/49 (a)	800,000	1,067,836
Societe Generale S.A. 1.038% 6/18/25 (a)(c)	4,000,000	3,982,177
Societe Generale SA 1.488% 12/14/26 (a)(c)	1,855,000	1,845,091
The Goldman Sachs Group, Inc. 2.383% 7/21/32 (c)	2,140,000	2,163,478
UBS Group AG:
1.494% 8/10/27 (a)(c)	1,344,000	1,342,369
4.125% 9/24/25 (a)	200,000	222,693
		57,165,205
Insurance – 1.3%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75% 10/15/27 (a)	995,000	1,034,800
American International Group, Inc.:
2.50% 6/30/25	2,480,000	2,607,812
3.40% 6/30/30	7,130,000	7,841,675
Equitable Holdings, Inc.:
3.90% 4/20/23	41,000	43,170
4.35% 4/20/28	1,256,000	1,442,593
Five Corners Funding Trust II 2.85% 5/15/30 (a)	1,591,000	1,691,542
Hartford Financial Services Group, Inc. 4.30% 4/15/43	604,000	731,199
HUB International Ltd. 7.00% 5/1/26 (a)	675,000	698,355
Liberty Mutual Group, Inc. 4.569% 2/1/29 (a)	130,000	152,753
Marsh & McLennan Cos., Inc.:
4.375% 3/15/29	310,000	364,375
4.75% 3/15/39	142,000	183,763
Nuveen Finance LLC 4.125% 11/1/24 (a)	3,121,000	3,441,863
Pacific LifeCorp. 5.125% 1/30/43 (a)	554,000	713,844
Swiss Re Finance Luxembourg SA 5.00% 4/2/49 (a)(c)	200,000	229,700
Teachers Insurance & Annuity Association of America 4.90% 9/15/44 (a)	1,662,000	2,188,119
See accompanying notes which are an integral part of the financial statements.
67	Annual Report

Fidelity® Total Bond ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Insurance – continued
Unum Group:
3.875% 11/5/25	$ 349,000	$ 382,122
4.00% 3/15/24 to 6/15/29	931,000	1,022,225
USI, Inc. 6.875% 5/1/25 (a)	1,072,000	1,093,762
Voya Financial, Inc. 3.125% 7/15/24	130,000	138,174
		26,001,846
Mortgage Real Estate Investment Trusts (REITs) – 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25	35,000	36,662
TOTAL FINANCIALS		267,570,131
HEALTH CARE – 1.8%
Health Care Equipment & Supplies – 0.1%
Avantor Funding, Inc. 4.625% 7/15/28 (a)	510,000	539,274
Hologic, Inc.:
3.25% 2/15/29 (a)	525,000	537,967
4.625% 2/1/28 (a)	500,000	531,875
Teleflex, Inc. 4.25% 6/1/28 (a)	95,000	98,919
		1,708,035
Health Care Providers & Services – 1.3%
Centene Corp.:
2.45% 7/15/28	2,165,000	2,196,311
2.625% 8/1/31	1,045,000	1,059,369
3.375% 2/15/30	1,016,000	1,061,720
4.25% 12/15/27	3,663,000	3,869,044
4.625% 12/15/29	1,301,000	1,427,054
CHS / Community Health Systems, Inc. 8.00% 3/15/26 (a)	792,000	847,796
Cigna Corp.:
3.05% 10/15/27	300,000	323,760
4.375% 10/15/28	1,399,000	1,632,427
4.80% 8/15/38	268,000	335,264
4.90% 12/15/48	268,000	350,598
DaVita, Inc. 4.625% 6/1/30 (a)	520,000	543,483
HCA, Inc.:
5.375% 2/1/25	926,000	1,042,907
5.875% 2/15/26	300,000	347,940
Molina Healthcare, Inc. 3.875% 11/15/30 (a)	185,000	197,256
Radiology Partners, Inc. 9.25% 2/1/28 (a)	445,000	477,263
Sabra Health Care LP 5.125% 8/15/26	195,000	220,013

	Principal Amount	Value

Tenet Healthcare Corp.:
4.625% 7/15/24	$ 8,361,000	$ 8,475,964
4.625% 6/15/28 (a)	115,000	119,025
4.875% 1/1/26 (a)	195,000	202,274
6.125% 10/1/28 (a)	543,000	573,221
6.25% 2/1/27 (a)	240,000	250,200
6.75% 6/15/23	465,000	503,944
The Toledo Hospital 5.325% 11/15/28	154,000	176,630
US Renal Care, Inc. 10.625% 7/15/27 (a)	215,000	225,709
Vizient, Inc. 6.25% 5/15/27 (a)	20,000	20,950
		26,480,122
Life Sciences Tools & Services – 0.0%
IQVIA, Inc. 5.00% 10/15/26 to 5/15/27 (a)	930,000	965,813
Pharmaceuticals – 0.4%
AbbVie, Inc. 3.45% 3/15/22	1,107,000	1,119,915
Bausch Health Americas, Inc. 9.25% 4/1/26 (a)	90,000	96,975
Bausch Health Cos., Inc.:
5.50% 11/1/25 (a)	475,000	485,877
5.75% 8/15/27 (a)	635,000	666,750
6.125% 4/15/25 (Reg. S)	259,000	264,828
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	1,700,000	1,892,640
Charles River Laboratories International, Inc. 4.25% 5/1/28 (a)	30,000	31,422
Elanco Animal Health, Inc.:
5.272% 8/28/23	219,000	234,604
5.90% 8/28/28	92,000	107,696
Mylan, Inc. 4.55% 4/15/28	150,000	172,940
Utah Acquisition Sub, Inc. 3.95% 6/15/26	90,000	99,760
Viatris, Inc.:
1.125% 6/22/22 (a)	504,000	506,751
1.65% 6/22/25 (a)	162,000	164,598
2.70% 6/22/30 (a)	823,000	842,133
3.85% 6/22/40 (a)	359,000	388,847
4.00% 6/22/50 (a)	620,000	674,975
Zoetis, Inc. 3.25% 2/1/23	100,000	103,361
		7,854,072
TOTAL HEALTH CARE		37,008,042

See accompanying notes which are an integral part of the financial statements.
Annual Report	68

Nonconvertible Bonds – continued
	Principal Amount	Value
INDUSTRIALS – 1.1%
Aerospace & Defense – 0.6%
Bombardier, Inc.:
7.50% 12/1/24 to 3/15/25 (a)	$ 220,000	$ 226,525
7.875% 4/15/27 (a)	155,000	162,510
Howmet Aerospace, Inc. 5.95% 2/1/37	20,000	25,225
Moog, Inc. 4.25% 12/15/27 (a)	205,000	210,637
The Boeing Co.:
5.04% 5/1/27	549,000	632,909
5.15% 5/1/30	549,000	649,557
5.705% 5/1/40	550,000	712,283
5.805% 5/1/50	500,000	679,103
5.93% 5/1/60	1,990,000	2,765,966
TransDigm UK Holdings PLC 6.875% 5/15/26	120,000	126,450
TransDigm, Inc.:
5.50% 11/15/27	2,989,000	3,059,989
6.25% 3/15/26 (a)	495,000	519,750
6.375% 6/15/26	1,467,000	1,523,186
7.50% 3/15/27	125,000	132,187
8.00% 12/15/25 (a)	685,000	732,950
		12,159,227
Air Freight & Logistics – 0.0%
XPO Logistics, Inc. 6.25% 5/1/25 (a)	160,000	169,000
Commercial Services & Supplies – 0.2%
APX Group, Inc. 6.75% 2/15/27 (a)	365,000	389,181
Aramark Services, Inc. 5.00% 4/1/25 to 2/1/28 (a)	1,771,000	1,837,666
IAA, Inc. 5.50% 6/15/27 (a)	500,000	521,875
Nielsen Finance LLC / Nielsen Finance Co.:
5.625% 10/1/28 (a)	350,000	367,938
5.875% 10/1/30 (a)	350,000	375,812
Stericycle, Inc. 3.875% 1/15/29 (a)	350,000	356,199
		3,848,671
Construction & Engineering – 0.1%
AECOM 5.125% 3/15/27	1,354,000	1,512,391
Brand Industrial Services, Inc. 8.50% 7/15/25 (a)	941,000	948,057
Pike Corp. 5.50% 9/1/28 (a)	515,000	523,369
		2,983,817

	Principal Amount	Value

Machinery – 0.1%
BWX Technologies, Inc. 4.125% 6/30/28 (a)	$ 300,000	$308,250
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (a)	885,000	935,065
		1,243,315
Professional Services – 0.0%
ASGN, Inc. 4.625% 5/15/28 (a)	360,000	375,847
Trading Companies & Distributors – 0.1%
Air Lease Corp.:
2.25% 1/15/23	149,000	152,587
3.375% 7/1/25	1,164,000	1,246,150
3.875% 7/3/23	469,000	495,205
4.25% 2/1/24 to 9/15/24	594,000	641,068
		2,535,010
TOTAL INDUSTRIALS		23,314,887
INFORMATION TECHNOLOGY – 1.5%
Communications Equipment – 0.0%
Radiate Holdco LLC / Radiate Finance, Inc.:
4.50% 9/15/26 (a)	460,000	478,966
6.50% 9/15/28 (a)	555,000	566,100
		1,045,066
IT Services – 0.2%
Arches Buyer, Inc.:
4.25% 6/1/28 (a)	125,000	127,031
6.125% 12/1/28 (a)	45,000	46,446
Banff Merger Sub, Inc. 9.75% 9/1/26 (a)	325,000	340,844
Black Knight InfoServ LLC 3.625% 9/1/28 (a)	465,000	470,812
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (a)	530,000	546,303
Camelot Finance SA 4.50% 11/1/26 (a)	250,000	260,887
Dell International LLC / EMC Corp.:
5.45% 6/15/23	300,000	323,317
5.85% 7/15/25	204,000	238,346
6.10% 7/15/27	374,000	461,231
6.20% 7/15/30	324,000	416,115
Fair Isaac Corp. 5.25% 5/15/26 (a)	110,000	125,542
Gartner, Inc.:
3.75% 10/1/30 (a)	180,000	188,352
4.50% 7/1/28 (a)	260,000	275,275
Rackspace Technology Global, Inc. 5.375% 12/1/28 (a)	265,000	262,278
		4,082,779
See accompanying notes which are an integral part of the financial statements.
69	Annual Report

Fidelity® Total Bond ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – 0.6%
Broadcom, Inc.:
1.95% 2/15/28 (a)	$ 340,000	$ 339,840
2.45% 2/15/31 (a)	3,321,000	3,291,162
2.60% 2/15/33 (a)	2,944,000	2,915,561
3.50% 2/15/41 (a)	2,339,000	2,410,208
3.75% 2/15/51 (a)	1,098,000	1,142,900
Entegris, Inc. 4.375% 4/15/28 (a)	300,000	317,307
Micron Technology, Inc. 2.497% 4/24/23	1,281,000	1,320,762
ON Semiconductor Corp. 3.875% 9/1/28 (a)	205,000	215,396
		11,953,136
Software – 0.6%
Ascend Learning LLC 6.875% 8/1/25 to 8/1/25 (a)	475,000	482,719
Boxer Parent Co., Inc. 7.125% 10/2/25 (a)	135,000	144,511
CDK Global, Inc. 5.25% 5/15/29 (a)	35,000	38,053
NortonLifeLock, Inc. 5.00% 4/15/25 (a)	867,000	876,468
Nuance Communications, Inc. 5.625% 12/15/26	630,000	653,805
Open Text Corp. 3.875% 2/15/28 (a)	215,000	224,406
Oracle Corp.:
1.65% 3/25/26	1,381,000	1,402,930
2.30% 3/25/28	2,182,000	2,254,673
2.80% 4/1/27	1,191,000	1,270,631
2.875% 3/25/31	2,630,000	2,770,075
3.60% 4/1/40 to 4/1/50	1,198,000	1,271,672
3.85% 4/1/60	6,000	6,448
SS&C Technologies, Inc. 5.50% 9/30/27 (a)	590,000	624,780
The Nielsen Co. Luxembourg SARL 5.00% 2/1/25 (a)	766,000	785,150
		12,806,321
Technology Hardware, Storage & Peripherals – 0.1%
Dell International LLC / EMC Corp. 6.02% 6/15/26	1,278,000	1,526,321
TOTAL INFORMATION TECHNOLOGY		31,413,623
MATERIALS – 0.6%
Chemicals – 0.3%
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.75% 6/15/27 (a)	365,000	383,235

	Principal Amount	Value

CF Industries, Inc.:
4.95% 6/1/43	$ 5,000	$ 6,168
5.375% 3/15/44	175,000	227,740
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 5.125% 4/1/25 (a)	988,000	1,127,944
Consolidated Energy Finance SA:
6.50% 5/15/26 (a)	620,000	627,750
6.875% 6/15/25 (a)	60,000	61,950
Methanex Corp.:
5.125% 10/15/27	545,000	593,369
5.65% 12/1/44	181,000	196,888
Nufarm Australia Ltd. / Nufarm Americas, Inc. 5.75% 4/30/26 (a)	725,000	743,125
Olin Corp.:
5.00% 2/1/30	370,000	397,110
5.625% 8/1/29	505,000	557,293
The Chemours Co.:
5.375% 5/15/27	819,000	889,450
5.75% 11/15/28 (a)	1,090,000	1,155,400
Valvoline, Inc. 4.25% 2/15/30 (a)	85,000	88,188
W.R. Grace & Co.-Conn.:
4.875% 6/15/27 (a)	195,000	202,312
5.625% 10/1/24 (a)	100,000	109,500
		7,367,422
Containers & Packaging – 0.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.:
4.125% 8/15/26 (a)	20,000	20,794
5.25% 8/15/27 (a)	400,000	414,000
Berry Global, Inc. 4.875% 7/15/26 (a)	170,000	179,274
Crown Americas LLC / Crown Americas Capital Corp. VI 4.75% 2/1/26	525,000	544,687
Crown Cork & Seal Co., Inc. 7.375% 12/15/26	35,000	43,225
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (a)	582,000	588,547
7.875% 7/15/26 (a)	395,000	414,750
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC 6.00% 9/15/28 (a)	65,000	67,925
OI European Group BV 4.00% 3/15/23 (a)	400,000	413,920
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	100,000	107,271

See accompanying notes which are an integral part of the financial statements.
Annual Report	70

Nonconvertible Bonds – continued
	Principal Amount	Value
MATERIALS – continued
Containers & Packaging – continued
Silgan Holdings, Inc. 4.75% 3/15/25	$ 95,000	$ 96,349
Trivium Packaging Finance BV:
5.50% 8/15/26 (a)	350,000	368,788
8.50% 8/15/27 (a)	215,000	231,340
		3,490,870
Metals & Mining – 0.1%
Advanced Drainage Systems, Inc. 5.00% 9/30/27 (a)	360,000	374,400
Allegheny Technologies, Inc.:
5.875% 12/1/27	625,000	655,469
7.875% 8/15/23	85,000	91,588
First Quantum Minerals Ltd.:
6.50% 3/1/24 (a)	200,000	203,900
7.25% 4/1/23 (a)	290,000	294,894
FMG Resources August 2006 Pty Ltd. 4.50% 9/15/27 (a)	5,000	5,425
Kaiser Aluminum Corp. 4.625% 3/1/28 (a)	475,000	492,812
		2,118,488
TOTAL MATERIALS		12,976,780
REAL ESTATE – 2.9%
Equity Real Estate Investment Trusts (REITs) – 2.1%
Alexandria Real Estate Equities, Inc. 4.90% 12/15/30	666,000	819,573
American Homes 4 Rent LP 2.375% 7/15/31	166,000	166,721
Boston Properties LP:
3.25% 1/30/31	703,000	757,293
4.50% 12/1/28	295,000	345,270
Brixmor Operating Partnership LP:
3.25% 9/15/23	194,000	203,338
3.85% 2/1/25	3,390,000	3,680,877
4.05% 7/1/30	890,000	1,007,373
4.125% 6/15/26 to 5/15/29	2,839,000	3,217,046
CoreCivic, Inc. 4.625% 5/1/23	238,000	241,729
Duke Realty LP 3.75% 12/1/24	18,000	19,514
HCP, Inc.:
3.25% 7/15/26	59,000	64,213
3.50% 7/15/29	68,000	75,532
Healthcare Trust of America Holdings LP:
3.10% 2/15/30	149,000	159,422
3.50% 8/1/26	155,000	169,471
Hudson Pacific Properties LP 4.65% 4/1/29	1,622,000	1,889,051

	Principal Amount	Value

Lexington Realty Trust:
2.70% 9/15/30	$ 350,000	$ 359,571
4.40% 6/15/24	458,000	493,885
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.:
4.50% 9/1/26	826,000	899,754
4.625% 6/15/25 (a)	95,000	102,106
5.625% 5/1/24	400,000	436,000
5.75% 2/1/27	60,000	69,068
MPT Operating Partnership LP / MPT Finance Corp. 5.25% 8/1/26	380,000	391,563
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	1,089,000	1,098,975
3.375% 2/1/31	646,000	666,195
3.625% 10/1/29	1,605,000	1,710,265
4.375% 8/1/23	138,000	146,509
4.50% 1/15/25 to 4/1/27	2,448,000	2,735,996
4.75% 1/15/28	283,000	321,584
4.95% 4/1/24	600,000	653,743
Realty Income, Corp. 3.25% 1/15/31	172,000	189,965
Retail Opportunity Investments Partnership LP 4.00% 12/15/24	11,000	11,798
Retail Properties of America, Inc. 4.75% 9/15/30	68,000	76,149
SBA Tower Trust:
1.884% 7/15/50 (a)	403,000	411,683
2.328% 7/15/52 (a)	308,000	316,772
2.836% 1/15/50 (a)	699,000	730,456
Service Properties Trust:
4.375% 2/15/30	385,000	369,814
4.95% 2/15/27 to 10/1/29	70,000	69,800
5.50% 12/15/27	185,000	198,380
Simon Property Group LP 2.45% 9/13/29	262,000	270,587
SITE Centers Corp.:
3.625% 2/1/25	39,000	41,348
4.25% 2/1/26	287,000	312,540
STORE Capital Corp.:
2.75% 11/18/30	5,212,000	5,307,618
4.625% 3/15/29	149,000	170,878
Sun Communities Operating LP 2.70% 7/15/31	769,000	783,052
The GEO Group, Inc.:
5.875% 10/15/24	75,000	67,875
6.00% 4/15/26	320,000	270,400
See accompanying notes which are an integral part of the financial statements.
71	Annual Report

Fidelity® Total Bond ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
REAL ESTATE – continued
Equity Real Estate Investment Trusts (REITs) – continued
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC:
7.125% 12/15/24 (a)	$ 755,000	$ 776,518
7.875% 2/15/25 (a)	1,384,000	1,479,150
VEREIT Operating Partnership LP:
2.20% 6/15/28	160,000	163,801
2.85% 12/15/32	197,000	208,428
3.40% 1/15/28	271,000	295,927
VICI Properties LP / VICI Note Co., Inc.:
3.50% 2/15/25 (a)	155,000	158,875
4.25% 12/1/26 (a)	505,000	530,461
4.625% 12/1/29 (a)	305,000	331,688
Vornado Realty LP 2.15% 6/1/26	407,000	416,635
WP Carey, Inc.:
2.40% 2/1/31	3,912,000	3,930,061
3.85% 7/15/29	129,000	143,980
4.00% 2/1/25	182,000	198,309
4.60% 4/1/24	653,000	710,399
		41,844,984
Real Estate Management & Development – 0.8%
Brandywine Operating Partnership LP:
3.95% 11/15/27	247,000	270,429
4.10% 10/1/24	1,434,000	1,550,169
4.55% 10/1/29	151,000	170,779
CBRE Services, Inc. 2.50% 4/1/31	1,155,000	1,174,277
Corporate Office Properties LP:
2.25% 3/15/26	300,000	309,414
2.75% 4/15/31	252,000	257,163
5.00% 7/1/25	667,000	750,483
Tanger Properties LP:
2.75% 9/1/31	1,012,000	986,888
3.125% 9/1/26	1,289,000	1,348,182
3.75% 12/1/24	81,000	88,404
3.875% 12/1/23	677,000	722,565
Ventas Realty LP:
3.00% 1/15/30	1,026,000	1,082,221
3.125% 6/15/23	38,000	39,592
3.50% 2/1/25	573,000	616,875
3.75% 5/1/24	201,000	214,914
4.00% 3/1/28	4,150,000	4,661,280
4.125% 1/15/26	34,000	37,893
4.75% 11/15/30	1,778,000	2,119,596
		16,401,124
TOTAL REAL ESTATE		58,246,108

	Principal Amount	Value
UTILITIES – 1.5%
Electric Utilities – 0.9%
Berkshire Hathaway Energy Co. 4.05% 4/15/25	$ 2,281,000	$ 2,520,514
Cleco Corporate Holdings LLC:
3.375% 9/15/29	2,762,000	2,886,970
3.743% 5/1/26	3,730,000	4,072,664
Entergy Corp. 2.80% 6/15/30	476,000	497,289
Exelon Corp.:
4.05% 4/15/30	274,000	314,178
4.70% 4/15/50	122,000	156,122
FirstEnergy Corp.:
4.75% 3/15/23	1,362,000	1,418,114
7.375% 11/15/31	1,802,000	2,516,727
InterGen N.V. 7.00% 6/30/23 (a)	235,000	232,650
IPALCO Enterprises, Inc. 3.70% 9/1/24	100,000	107,204
NextEra Energy Operating Partners LP 4.25% 9/15/24 (a)	26,000	27,365
NSG Holdings LLC / NSG Holdings, Inc. 7.75% 12/15/25 (a)	120,153	129,465
Pattern Energy Operations LP / Pattern Energy Operations, Inc. 4.50% 8/15/28 (a)	145,000	151,527
PG&E Corp. 5.25% 7/1/30	515,000	507,275
Puget Energy, Inc. 4.10% 6/15/30	560,000	628,005
The Cleveland Electric Illuminating Co. 5.95% 12/15/36	146,000	196,156
Vistra Operations Co. LLC:
5.00% 7/31/27 (a)	605,000	627,748
5.50% 9/1/26 (a)	851,000	875,296
5.625% 2/15/27 (a)	275,000	286,360
		18,151,629
Independent Power and Renewable Electricity Producers – 0.3%
AIA Group Ltd.:
3.20% 9/16/40 (a)	625,000	646,961
3.375% 4/7/30 (a)	1,158,000	1,281,705
Clearway Energy Operating LLC 4.75% 3/15/28 (a)	65,000	68,816
Emera U.S. Finance LP 3.55% 6/15/26	57,000	62,242
NRG Energy, Inc.:
3.375% 2/15/29 (a)	90,000	90,450
3.625% 2/15/31 (a)	175,000	178,063
5.25% 6/15/29 (a)	155,000	168,284
5.75% 1/15/28	235,000	251,156

See accompanying notes which are an integral part of the financial statements.
Annual Report	72

Nonconvertible Bonds – continued
	Principal Amount	Value
UTILITIES – continued
Independent Power and Renewable Electricity Producers – continued
The AES Corp.:
3.30% 7/15/25 (a)	$ 1,621,000	$1,731,990
3.95% 7/15/30 (a)	1,387,000	1,546,366
		6,026,033
Multi-Utilities – 0.3%
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30	124,000	137,142
Duke Energy Corp. 2.45% 6/1/30	464,000	476,165
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (a)	241,000	239,758
2.775% 1/7/32 (a)	998,000	1,012,942
Edison International 5.75% 6/15/27	1,616,000	1,847,082
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	175,000	174,650
NiSource, Inc. 2.95% 9/1/29	1,066,000	1,135,619
Pacific Gas and Electric Co. 4.95% 7/1/50	975,000	1,032,003
Sempra Energy 6.00% 10/15/39	106,000	149,061
Talen Energy Supply LLC 10.50% 1/15/26 (a)	144,000	67,133
The AES Corp. 2.45% 1/15/31	463,000	467,187
		6,738,742
TOTAL UTILITIES		30,916,404
TOTAL NONCONVERTIBLE BONDS (Cost $689,738,730)		731,299,330
U.S. Government Agency - Mortgage Securities – 11.3%

Fannie Mae – 3.5%
2.00% 6/1/50 to 7/1/51	6,510,309	6,647,218
2.50% 6/1/29 to 8/1/51	21,521,828	22,542,496
3.00% 8/1/32 to 7/1/50	13,911,619	14,717,302
3.50% 5/1/36 to 12/1/49	10,578,082	11,342,082
4.00% 1/1/42 to 11/1/49	5,808,448	6,312,583
4.50% 8/1/33 to 9/1/49	8,114,698	8,963,141
5.00% 5/1/41 to 1/1/44	59,898	68,024
TOTAL FANNIE MAE		70,592,846
Freddie Mac – 1.2%
2.50% 2/1/30 to 11/1/50	3,526,283	3,691,606

	Principal Amount	Value

3.00% 10/1/31 to 6/1/50	$11,649,676	$ 12,311,595
3.50% 3/1/32 to 10/1/49	5,961,465	6,421,108
4.00% 5/1/37 to 7/1/48	1,695,080	1,850,742
4.50% 1/1/42 to 12/1/48	890,449	981,684
TOTAL FREDDIE MAC		25,256,735
Ginnie Mae – 3.3%
2.00% 9/1/51 (f)(g)	10,250,000	10,466,480
2.00% 10/1/51 (g)	4,950,000	5,045,649
2.50% 1/20/51 to 7/20/51	3,958,787	4,107,965
2.50% 9/1/51 (g)	6,300,000	6,532,913
3.00% 12/20/42 to 6/20/51	8,052,099	8,454,544
3.00% 9/1/51 to 10/1/51 (g)	1,500,000	1,565,930
3.50% 12/20/41 to 11/20/50	5,154,989	5,481,020
3.50% 9/1/51 (g)	20,325,000	21,387,298
4.00% 10/20/40 to 4/20/48	3,296,789	3,571,868
4.50% 4/20/35 to 12/20/48	588,120	639,827
5.00% 4/20/48	491,487	540,989
TOTAL GINNIE MAE		67,794,483
Uniform Mortgage Backed Securities – 3.3%
1.50% 9/1/36 (g)	5,500,000	5,586,710
2.00% 9/1/51 (f)(g)	10,000,000	10,142,424
2.00% 10/1/51 (g)	17,600,000	17,817,666
2.50% 9/1/51 (f)(g)	4,225,000	4,388,720
2.50% 10/1/51 (g)	4,500,000	4,665,235
3.00% 9/1/51 to 10/1/51 (g)	5,000,000	5,229,449
3.50% 9/1/51 (f)(g)	14,500,000	15,338,281
3.50% 10/1/51 (g)	4,950,000	5,239,072
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		68,407,557
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $230,090,669)		232,051,621
Asset-Backed Securities – 4.5%

AASET Trust Series 2017-1A, Class A 3.967% 5/16/42 (a)	780,648	730,682
AASET Trust Series 2018-1A, Class A 3.844% 1/16/38 (a)	136,036	133,667
AASET Trust Series 2019-1, Class A 3.844% 5/15/39 (a)	337,345	334,107
AASET Trust Series 2019-2, Class A 3.376% 10/16/39 (a)	648,320	633,163
AASET Trust Series 2019-2, Class B 4.458% 10/16/39 (a)	220,258	183,176
AASET Trust Series 2020-1A, Class A 3.351% 1/16/40 (a)	461,766	457,668
AASET Trust Series 2020-1A, Class B 4.335% 1/16/40 (a)	244,877	175,622
See accompanying notes which are an integral part of the financial statements.
73	Annual Report

Fidelity® Total Bond ETF
Schedule of Investments–continued
Asset-Backed Securities – continued
	Principal Amount	Value
Aimco CLO 11 Ltd. Series 2020-11A, Class A1 3 month U.S. LIBOR + 1.380% 1.506% 10/15/31 (a)(c)(e)	$ 837,000	$ 837,656
Aimco CLO 12 Ltd. Series 2020-12A, Class A 3 month U.S. LIBOR + 1.210% 1.344% 1/17/32 (a)(c)(e)	1,570,000	1,569,995
Aimco CLO 14 Ltd. Series 2021-14A, Class A 3 month U.S. LIBOR + 0.990% 1.188% 4/20/34 (a)(c)(e)	2,114,000	2,114,676
Allegany Park CLO Ltd. Series 2019-1A, Class A 3 month U.S. LIBOR + 1.330% 1.464% 1/20/33 (a)(c)(e)	393,000	393,478
Allegro CLO XIII Ltd. Series 2021-1A, Class A 3 month U.S. LIBOR + 1.140% 1.291% 7/20/34 (a)(c)(e)	1,078,000	1,078,809
Allegro CLO XIV Ltd.Series 2021-2A, Class A1 3 month U.S. LIBOR + 1.160% 1.16% 10/15/34 (a)(c)(e)(g)	5,069,000	5,069,000
AMMC CLO XI Ltd. Series 2012-11A, Class A1R2 3 month U.S. LIBOR + 1.010% 1.139% 4/30/31 (a)(c)(e)	2,400,000	2,399,995
Ares LIV CLO Ltd. Series 2019-54A, Class A 3 month U.S. LIBOR + 1.320% 1.446% 10/15/32 (a)(c)(e)	674,000	674,276
Ares LIX CLO Ltd. Series 2021-59A, Class A 3 month U.S. LIBOR + 1.030% 1.215% 4/25/34 (a)(c)(e)	705,000	702,927
Ares LV CLO Ltd.Series 2020-55A, Class A1 3 month U.S. LIBOR + 1.030% 1.256% 7/15/34 (a)(c)(e)	1,381,000	1,382,551
Ares LVIII CLO Ltd. Series 2020-58A, Class A 3 month U.S. LIBOR + 1.220% 1.346% 1/15/33 (a)(c)(e)	1,290,000	1,291,347
Ares XLI Clo Ltd. Series 2016-41A, Class AR2 3 month U.S. LIBOR + 1.070% 1.196% 4/15/34 (a)(c)(e)	1,478,000	1,478,720
Ares XXXIV CLO Ltd. Series 2015-2A, Class AR2 3 month U.S. LIBOR + 1.250% 1.384% 4/17/33 (a)(c)(e)	369,000	369,585
Barings CLO Ltd. Series 2020-1A, Class A1 3 month U.S. LIBOR + 1.400% 1.526% 10/15/32 (a)(c)(e)	1,334,000	1,334,712
Barings CLO Ltd. Series 2020-4A, Class A 3 month U.S. LIBOR + 1.220% 1.354% 1/20/32 (a)(c)(e)	1,550,000	1,550,239
Barings CLO Ltd. Series 2021-1A, Class A 3 month U.S. LIBOR + 1.020% 1.02% 4/25/34 (a)(c)(e)	1,547,000	1,548,010

	Principal Amount	Value
Beechwood Park CLO Ltd. Series 2019-1A, Class A1 3 month U.S. LIBOR + 1.330% 1.464% 1/17/33 (a)(c)(e)	$ 460,000	$ 460,694
Blackbird Capital Aircraft Lease Securitization Ltd. Series 2016-1A, Class A 4.213% 12/16/41 (a)	266,151	268,062
Blackbird Capital Aircraft Ltd. Series 2016-1A, Class A 2.443% 7/15/46 (a)	1,995,552	2,012,708
Bristol Park CLO Ltd. Series 2016-1A, Class AR 3 month U.S. LIBOR + 0.990% 1.116% 4/15/29 (a)(c)(e)	1,087,000	1,085,177
Castlelake Aircraft Securitization Trust Series 2018-1, Class A 4.125% 6/15/43 (a)	297,707	297,562
Castlelake Aircraft Securitization Trust Series 2019-1A, Class A 3.967% 4/15/39 (a)	1,265,449	1,266,103
Castlelake Aircraft Securitization Trust Series 2019-1A, Class B 5.095% 4/15/39 (a)	186,315	178,925
Castlelake Aircraft Structured Trust Series 2021-1A, Class A 3.474% 1/15/46 (a)	381,298	393,819
Cedar Funding CLO Ltd. Series 16-6A, Class ARR 3 month U.S. LIBOR + 1.050% 1.184% 4/20/34 (a)(c)(e)	1,283,000	1,284,470
Cedar Funding X CLO Ltd. Series 2019-10A, Class A 3 month U.S. LIBOR + 1.340% 1.474% 10/20/32 (a)(c)(e)	506,000	506,462
Cedar Funding XII CLO Ltd. Series 2020-12A, Class A 3 month U.S. LIBOR + 1.270% 1.395% 10/25/32 (a)(c)(e)	780,000	780,152
CF Hippolyta LLC Series 2021-1A, Class A1 1.53% 3/15/61 (a)	2,082,727	2,122,286
Columbia Cent CLO 30 Ltd. Series 2020-30A, Class A1 3 month U.S. LIBOR + 1.310% 1.444% 1/20/34 (a)(c)(e)	2,090,000	2,092,727
Columbia Cent CLO 31 Ltd. Series 2021-31A, Class A1 3 month U.S. LIBOR + 1.200% 1.334% 4/20/34 (a)(c)(e)	1,590,000	1,588,194
Columbia Cent CLO Ltd. Series 2020-29A, Class A1N 3 month U.S. LIBOR + 1.700% 1.834% 7/20/31 (a)(c)(e)	1,026,000	1,028,859

See accompanying notes which are an integral part of the financial statements.
Annual Report	74

Asset-Backed Securities – continued
	Principal Amount	Value
DB Master Finance LLC Series 2017-1A, Class A2I 3.629% 11/20/47 (a)	$ 1,301,785	$ 1,310,429
DB Master Finance LLC Series 2017-1A, Class A2II 4.03% 11/20/47 (a)	281,780	299,033
Dryden 83 CLO Ltd. Series 2020-83A, Class A 3 month U.S. LIBOR + 1.220% 1.354% 1/18/32 (a)(c)(e)	660,000	660,459
Dryden 85 CLO Ltd. Series 2020-85A, Class A1 3 month U.S. LIBOR + 1.350% 1.476% 10/15/32 (a)(c)(e)	998,000	998,433
Dryden CLO Ltd. Series 2019-76A, Class A1 3 month U.S. LIBOR + 1.330% 1.464% 10/20/32 (a)(c)(e)	898,000	898,608
Dryden CLO Ltd. Series 2020-78A, Class A 3 month U.S. LIBOR + 1.180% 1.314% 4/17/33 (a)(c)(e)	2,400,000	2,402,282
Eaton Vance CLO Ltd. Series 2013-1A, Class A13R 3 month U.S. LIBOR + 1.250% 1.376% 1/15/34 (a)(c)(e)	330,000	330,319
Eaton Vance CLO Ltd. Series 2020-1A, Class A 3 month U.S. LIBOR + 1.650% 1.776% 10/15/30 (a)(c)(e)	1,300,000	1,300,000
Eaton Vance CLO Ltd. Series 2020-2A, Class A1 3 month U.S. LIBOR + 1.370% 1.496% 10/15/32 (a)(c)(e)	1,510,000	1,511,575
Flatiron CLO Ltd. Series 2019-1A, Class A 3 month U.S. LIBOR + 1.320% 1.445% 11/16/32 (a)(c)(e)	736,000	736,533
Flatiron CLO Ltd. Series 2020-1A, Class A 3 month U.S. LIBOR + 1.300% 1.431% 11/20/33 (a)(c)(e)	1,360,000	1,362,172
Flatiron CLO Ltd. Series 2021-1A, Class A1 3 month U.S. LIBOR + 1.110% 1.261% 7/19/34 (a)(c)(e)	980,000	980,957
Horizon Aircraft Finance I Ltd.Series 2018-1, Class A 4.458% 12/15/38 (a)	213,106	216,702
Horizon Aircraft Finance II Ltd. Series 2019-1, Class A 3.721% 7/15/39 (a)	265,416	265,520
Lucali CLO Ltd. Series 2020-1A, Class A 3 month U.S. LIBOR + 1.210% 1.336% 1/15/33 (a)(c)(e)	760,000	760,734
Madison Park Funding L Ltd. Series 2021-50A, Class A 3 month U.S. LIBOR + 1.140% 1.336% 4/19/34 (a)(c)(e)	1,700,000	1,704,439

	Principal Amount	Value
Madison Park Funding XIX Ltd. Series 2015-19A, Class A1R2 3 month U.S. LIBOR + 0.920% 1.058% 1/22/28 (a)(c)(e)	$ 1,953,259	$ 1,953,255
Madison Park Funding XLV Ltd.Series 2020-45A, Class A1R 3 month U.S. LIBOR + 1.120% 1.246% 7/15/34 (a)(c)(e)	989,000	989,368
Madison Park Funding XXXII Ltd. 3 month U.S. LIBOR + 1.200% 1.338% 1/22/31 (a)(c)(e)	390,000	390,038
Madison Park Funding XXXIII Ltd. Series 2019-33A, Class A 3 month U.S. LIBOR + 1.330% 1.456% 10/15/32 (a)(c)(e)	339,000	339,683
Magnetite CLO Ltd. Series 19-21A, Class AR 3 month U.S LIBOR + 1.020% 1.154% 4/20/34 (a)(c)(e)	1,238,000	1,240,876
Magnetite CLO Ltd. Series 20-27A, Class AR 3 month U.S. LIBOR + 1.140% 1.00% 10/20/34 (a)(c)(e)(g)	348,000	348,000
Magnetite XXIII Ltd. Series 2019-23A, Class A 3 month U.S. LIBOR + 1.300% 1.425% 10/25/32 (a)(c)(e)	1,200,000	1,200,839
Magnetite XXIV Ltd. Series 2019-24A, Class A 3 month U.S. LIBOR + 1.330% 1.456% 1/15/33 (a)(c)(e)	1,342,000	1,342,879
Magnetite Xxix Ltd. Series 2021-29A, Class A 3 month U.S. LIBOR + 0.990% 1.116% 1/15/34 (a)(c)(e)	1,460,000	1,460,109
Milos CLO Ltd. Series 2017-1A, Class AR 3 month U.S. LIBOR + 1.070% 1.204% 10/20/30 (a)(c)(e)	1,085,000	1,085,073
Peace Park CLO Ltd. Series 2021-1A, Class A 1 month U.S. LIBOR + 1.130% 3.00% 10/20/34 (a)(c)(e)(g)	574,000	574,000
Planet Fitness Master Issuer LLC Series 2018-1A, Class A2II 4.666% 9/5/48 (a)	1,604,625	1,659,198
Planet Fitness Master Issuer LLC Series 2019-1A, Class A2 3.858% 12/5/49 (a)	2,326,570	2,399,741
Project Silver Series 2019-1, Class A 3.967% 7/15/44 (a)	495,756	493,546
Rockland Park CLO Ltd. Series 2021-1A, Class A 3 month U.S. LIBOR + 1.120% 1.243% 4/20/34 (a)(c)(e)	1,839,000	1,841,100
See accompanying notes which are an integral part of the financial statements.
75	Annual Report

Fidelity® Total Bond ETF
Schedule of Investments–continued
Asset-Backed Securities – continued
	Principal Amount	Value
Sapphire Aviation Finance Series 2020-1A, Class A 3.228% 3/15/40 (a)	$ 870,257	$ 868,589
Sapphire Aviation Finance Series 2020-1A, Class B 4.335% 3/15/40 (a)	233,784	205,875
Symphony CLO XXII Ltd. Series 2020-22A, Class A1A 3 month U.S. LIBOR + 1.290% 1.424% 4/18/33 (a)(c)(e)	2,900,000	2,905,522
Symphony CLO XXIII Ltd. Series 2020-23A, Class A 3 month U.S. LIBOR + 1.320% 1.446% 1/15/34 (a)(c)(e)	860,000	860,764
Symphony CLO XXV Ltd. Series 2021-25A, Class A 3 month U.S. LIBOR + 0.980% 1.165% 4/19/34 (a)(c)(e)	1,566,000	1,567,162
Symphony CLO XXVI Ltd. Series 2026-A, Class AR 3 month U.S. LIBOR + 1.080% 1.214% 4/20/33 (a)(c)(e)	1,300,000	1,298,960
Taconic Park CLO Ltd. Series 2016-1A, Class A1R 3 month U.S. LIBOR + 1.000% 1.134% 1/20/29 (a)(c)(e)	738,000	738,952
Thunderbolt Aircraft Lease Ltd. Series 2017-A, Class A 4.212% 5/17/32 (a)	150,875	151,003
Thunderbolt II Aircraft Lease Ltd. Series 2018-A, Class A 4.147% 9/15/38 (a)	2,628,880	2,620,627
Thunderbolt III Aircraft Lease Ltd. Series 2019-1, Class A 3.671% 11/15/39 (a)	1,003,486	996,333
Voya CLO 2020-3 Ltd. Series 2020-3A, Class A1 3 month U.S. LIBOR + 1.300% 1.434% 10/20/31 (a)(c)(e)	1,760,000	1,760,359
Voya CLO Ltd. Series 2019-2A, Class A 3 month U.S. LIBOR + 1.270% 1.404% 7/20/32 (a)(c)(e)	679,000	679,082
Voya CLO Ltd. Series 2020-1A, Class AR:
3 month U.S. LIBOR + 1.150% 1.28% 1.280% 7/16/34 (a)(c)(e)	953,000	953,185
3 month U.S. LIBOR + 1.160% 1.16% 1.160% 7/19/34 (a)(c)(e)(g)	960,000	960,099

	Principal Amount	Value
Voya CLO Ltd. Series 2020-2A, Class A1 3 month U.S. LIBOR + 1.600% 1.734% 7/19/31 (a)(c)(e)	$ 1,300,000	$ 1,300,000
TOTAL ASSET-BACKED SECURITIES (Cost $92,593,737)		92,732,673
Collateralized Mortgage Obligations – 2.4%

PRIVATE SPONSOR – 2.4%
BAMLL Commercial Mortgage Securities Trust Series 2019-BPR, Class ANM 3.112% 11/5/32 (a)	496,000	516,708
BAMLL Commercial Mortgage Securities Trust Series 2019-BPR, Class BNM 3.465% 11/5/32 (a)	111,000	110,608
BAMLL Commercial Mortgage Securities Trust Series 2020-JGDN, Class A 1 month U.S. LIBOR + 2.750% 2.846% 11/15/30 (a)(c)(e)	1,169,000	1,187,305
BANK Series 2019-BN21, Class A5 2.851% 10/17/52	112,000	120,740
BANK Series 2020-BNK30, Class MCDE 3.016% 12/15/53 (c)	5,208,000	5,163,720
Benchmark Mortgage Trust Series 2018-B4, Class A5 4.121% 7/15/51 (c)	127,000	146,512
BFLD Trust Series 2020-OBRK, Class A 1 month U.S. LIBOR + 2.050% 2.146% 11/15/28 (a)(c)(e)	701,000	708,653
BX Commercial Mortgage Trust 2021-SOAR 1 month U.S. LIBOR + 0.67% 0.766% 6/15/38 (a)(c)(e)	306,000	306,490
BX Commercial Mortgage Trust Series 2018-IND, Class F 1 month U.S. LIBOR + 1.800% 1.896% 11/15/35 (a)(c)(e)	124,600	124,829
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1 month U.S. LIBOR + 1.000% 1.096% 4/15/34 (a)(c)(e)	500,000	500,000
BX Commercial Mortgage Trust Series 2019-IMC, Class B 1 month U.S. LIBOR + 1.300% 1.396% 4/15/34 (a)(c)(e)	1,917,000	1,912,224

See accompanying notes which are an integral part of the financial statements.
Annual Report	76

Collateralized Mortgage Obligations – continued
	Principal Amount	Value
PRIVATE SPONSOR – continued
BX Commercial Mortgage Trust Series 2019-IMC, Class C 1 month U.S. LIBOR + 1.600% 1.696% 4/15/34 (a)(c)(e)	$ 210,000	$ 209,359
BX Commercial Mortgage Trust Series 2019-IMC, Class D 1 month U.S. LIBOR + 1.900% 1.996% 4/15/34 (a)(c)(e)	220,000	218,788
BX Commercial Mortgage Trust Series 2019-XL, Class B 1 month U.S. LIBOR + 1.080% 1.176% 10/15/36 (a)(c)(e)	1,218,966	1,220,493
BX Commercial Mortgage Trust Series 2019-XL, Class C 1 month U.S. LIBOR + 1.250% 1.346% 10/15/36 (a)(c)(e)	409,301	409,813
BX Commercial Mortgage Trust Series 2019-XL, Class D 1 month U.S. LIBOR + 1.450% 1.546% 10/15/36 (a)(c)(e)	579,098	580,005
BX Commercial Mortgage Trust Series 2019-XL, Class E 1 month U.S. LIBOR + 1.800% 1.896% 10/15/36 (a)(c)(e)	3,495,143	3,500,617
BX Commercial Mortgage Trust Series 2020-BXLP, Class A 1 month U.S. LIBOR + 0.800% 0.896% 12/15/36 (a)(c)(e)	1,427,999	1,429,871
BX Commercial Mortgage Trust Series 2020-BXLP, Class B 1 month U.S. LIBOR + 1.000% 1.096% 12/15/36 (a)(c)(e)	429,154	429,154
BX Commercial Mortgage Trust Series 2020-BXLP, Class C 1 month U.S. LIBOR + 1.120% 1.216% 12/15/36 (a)(c)(e)	341,437	341,335
BX Commercial Mortgage Trust Series 2020-BXLP, Class D 1 month U.S. LIBOR + 1.250% 1.346% 12/15/36 (a)(c)(e)	528,190	528,032
BX Commercial Mortgage Trust Series 2020-BXLP, Class E 1 month U.S. LIBOR + 1.600% 1.696% 12/15/36 (a)(c)(e)	401,802	402,191
BX Commercial Mortgage Trust Series 2020-FOX, Class A 1 month U.S. LIBOR + 1.000% 1.096% 11/15/32 (a)(c)(e)	975,065	976,899
BX Trust Series 2018-EXCL, Class D 1 month U.S. LIBOR + 2.625% 2.721% 9/15/37 (a)(c)(e)	117,629	99,243

	Principal Amount	Value

Cascade Funding Mortgage Trust 2021-HB6 0.898% 6/25/36 (a)(c)	$ 1,152,236	$ 1,152,555
CHC Commercial Mortgage Trust Series 2019-CHC, Class A 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (a)(c)(e)	821,007	821,007
CHC Commercial Mortgage Trust Series 2019-CHC, Class B 1 month U.S. LIBOR + 1.500% 1.596% 6/15/34 (a)(c)(e)	161,819	161,626
CHC Commercial Mortgage Trust Series 2019-CHC, Class C 1 month U.S. LIBOR + 1.750% 1.846% 6/15/34 (a)(c)(e)	182,667	181,867
CIM Retail Portfolio Trust 2021-RETL:
1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (a)(c)(e)	1,234,000	1,235,495
1 month U.S. LIBOR + 1.900% 1.996% 8/15/36 (a)(c)(e)	380,000	380,473
1 month U.S. LIBOR + 2.300% 2.396% 8/15/36 (a)(c)(e)	283,000	283,353
1 month U.S. LIBOR + 3.050% 3.146% 8/15/36 (a)(c)(e)	349,000	349,435
COMM Mortgage Trust Series 2014-CR18, Class A5 3.828% 7/15/47	215,000	232,128
COMM Mortgage Trust Series 2020-SBX, Class A 1.67% 1/10/38 (a)	3,174,000	3,234,509
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class B 1 month U.S. LIBOR + 1.230% 1.326% 5/15/36 (a)(c)(e)	530,000	532,130
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class C 1 month U.S. LIBOR + 1.430% 1.526% 5/15/36 (a)(c)(e)	128,000	128,466
CSMC Trust Series 2017-PFHP, Class D 1 month U.S. LIBOR + 2.250% 2.346% 12/15/30 (a)(c)(e)	809,000	805,601
CSMC Trust Series 2018-SITE, Class A 4.284% 4/15/36 (a)	287,000	301,904
CSMC Trust Series 2018-SITE, Class B 4.535% 4/15/36 (a)	100,000	104,529
CSMC Trust Series 2018-SITE, Class C 4.941% 4/15/36 (a)(c)	100,000	103,778
CSMC Trust Series 2018-SITE, Class D 4.941% 4/15/36 (a)(c)	118,000	119,082
See accompanying notes which are an integral part of the financial statements.
77	Annual Report

Fidelity® Total Bond ETF
Schedule of Investments–continued
Collateralized Mortgage Obligations – continued
	Principal Amount	Value
PRIVATE SPONSOR – continued
CSMC Trust Series 2020-NET, Class A 2.257% 8/15/37 (a)	$ 350,000	$ 363,173
Extended Stay America Trust 2021-ESH:
3 month U.S. LIBOR + 1.080% 1.176% 7/15/38 (a)(c)(e)	867,000	869,678
3 month U.S. LIBOR + 1.380% 1.476% 7/15/38 (a)(c)(e)	494,000	495,872
3 month U.S. LIBOR + 1.700% 1.796% 7/15/38 (a)(c)(e)	364,000	365,824
1 month U.S. LIBOR + 2.250% 2.346% 7/15/38 (a)(c)(e)	744,000	749,562
J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2018-WPT, Class CFX 4.95% 7/5/33 (a)	50,000	52,585
J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2018-WPT, Class DFX 5.35% 7/5/33 (a)	76,000	79,846
J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2018-WPT, Class EFX 5.542% 7/5/33 (a)(c)	105,000	108,274
J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2018-WPT,Class AFX 4.248% 7/5/33 (a)	385,000	407,401
Life 2021-BMR Mortgage Trust Series 2021-BMR, Class A 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(c)(e)	1,514,000	1,515,425
Life 2021-BMR Mortgage Trust Series 2021-BMR, Class B 1 month U.S. LIBOR + 0.880% 0.976% 3/15/38 (a)(c)(e)	365,000	365,344
Life 2021-BMR Mortgage Trust Series 2021-BMR, Class C 1 month U.S. LIBOR + 1.100% 1.196% 3/15/38 (a)(c)(e)	230,000	230,216
Life 2021-BMR Mortgage Trust Series 2021-BMR, Class D 1 month U.S. LIBOR + 1.400% 1.496% 3/15/38 (a)(c)(e)	320,000	320,200
Life 2021-BMR Mortgage Trust Series 2021-BMR, Class E 1 month U.S. LIBOR + 1.750% 1.846% 3/15/38 (a)(c)(e)	279,000	279,122

	Principal Amount	Value

Morgan Stanley Capital I Trust Series 2018-BOP, Class B 1 month U.S. LIBOR + 1.250% 1.346% 8/15/33 (a)(c)(e)	$ 288,066	$ 287,480
Morgan Stanley Capital I Trust Series 2018-BOP, Class C 1 month U.S. LIBOR + 1.500% 1.596% 8/15/33 (a)(c)(e)	694,635	691,115
Morgan Stanley Capital I Trust Series 2018-H4, Class A4 4.31% 12/15/51	185,000	216,634
Morgan Stanley Capital I Trust Series 2019-MEAD, Class A 3.17% 11/10/36 (a)	1,076,000	1,129,292
Morgan Stanley Capital I Trust Series 2019-MEAD, Class B 3.283% 11/10/36 (a)(c)	155,000	159,531
Morgan Stanley Capital I Trust Series 2019-MEAD, Class C 3.283% 11/10/36 (a)(c)	149,000	151,294
Natixis Commercial Mortgage Securities Trust Series 2020-2PAC, Class AMZ1 3.617% 1/15/37 (a)(c)	2,266,000	2,355,483
Prima Capital CRE Securitization 2021-1X 1 month U.S. LIBOR + 1.800% 1.888% 12/15/37 (a)(c)(e)	499,000	498,999
Prima Capital CRE Securitization Series 2021-9A, Class A 1 month U.S. LIBOR + 1.450% 1.538% 12/15/37 (a)(c)(e)	806,496	806,495
RETL Series 2019-RVP, Class C 1 month U.S. LIBOR + 2.100% 2.196% 3/15/36 (a)(c)(e)	1,146,411	1,143,584
VLS Commercial Mortgage Trust Series 2020-LAB, Class A 2.13% 10/10/42 (a)	1,269,000	1,286,595
VLS Commercial Mortgage Trust Series 2020-LAB, Class B 2.453% 10/10/42 (a)	80,000	81,916
Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class A4 3.166% 2/15/48	624,000	667,144
Wells Fargo Commercial Mortgage Trust Series 2018-C48, Class A5 4.302% 1/15/52	215,000	251,120

See accompanying notes which are an integral part of the financial statements.
Annual Report	78

Collateralized Mortgage Obligations – continued
	Principal Amount	Value
PRIVATE SPONSOR – continued
Wells Fargo Commercial Mortgage Trust Series 2021-FCMT, Class A 1 month U.S. LIBOR + 1.200% 1.296% 5/15/31 (a)(c)(e)	$ 1,021,000	$ 1,024,828
TOTAL PRIVATE SPONSOR		48,225,559
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $48,068,483)		48,225,559
Foreign Government and Government Agency Obligations – 0.8%

Argentine Republic:
0.50% 7/9/30	1,165,589	453,414
1.00% 7/9/29	95,826	38,857
1.125% 7/9/35	1,283,239	445,926
Dominican Republic:
5.50% 1/27/25 (Reg. S)	400,000	437,450
5.95% 1/25/27 (a)	1,550,000	1,757,312
6.00% 7/19/28 (a)	2,200,000	2,519,000
Emirate of Abu Dhabi:
3.125% 4/16/30 (a)	1,055,000	1,161,555
3.875% 4/16/50 (a)	910,000	1,063,449
Indonesian Republic:
3.85% 10/15/30	1,500,000	1,698,562
4.20% 10/15/50	1,500,000	1,738,406
Kingdom of Saudi Arabia:
2.90% 10/22/25 (a)	500,000	534,750
3.25% 10/22/30 (a)	500,000	543,063
4.50% 4/22/60 (a)	390,000	473,558
State of Qatar:
3.40% 4/16/25 (a)	580,000	630,134
3.75% 4/16/30 (a)	1,235,000	1,407,746
4.40% 4/16/50 (a)	1,185,000	1,469,400
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $14,899,882)		16,372,582
Municipal Securities – 0.2%

California Gen. Oblig. Series 2009 7.300% 10/1/39	450,000	728,433
Chicago Gen. Oblig. (Taxable Proj.) Series 2011-C1, 7.781% 1/1/35	90,000	128,649
Illinois Gen. Oblig. Series 2003:
4.95% 6/1/23	488,727	518,133
5.10% 6/1/33	1,670,000	1,983,690

	Principal Amount	Value
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997 (Nat'l. Pub. Fin. Guarantee Corp. Insured) 7.425% 2/15/29	$ 1,032,000	$ 1,339,305
TOTAL MUNICIPAL SECURITIES (Cost $4,124,708)		4,698,210

Common Stocks – 0.1%
	Shares
ENERGY – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
California Resources Corp. (h)	225	$ 1,710
Mesquite Energy, Inc. (d)(h)	3,883	133,731
TOTAL ENERGY		135,441
ENERGY EQUIPMENT & SERVICES – 0.0%
Energy Equipment & Services – 0.0%
Jonah Energy Parent LLC (d)(h)	2,692	124,370
OIL, GAS & CONSUMABLE FUELS – 0.1%
Oil & Gas Exploration & Production – 0.1%
California Resources Corp. (h)	1,296	44,362
Denbury, Inc. (h)	28,577	2,009,821
TOTAL OIL, GAS & CONSUMABLE FUELS		2,054,183
TOTAL COMMON STOCKS (Cost $1,158,133)		2,313,994

Bank Loan Obligations – 0.1%
	Principal Amount
COMMUNICATION SERVICES – 0.1%
Wireless Telecommunication Services – 0.1%
Intelsat Jackson Holdings SA Term Loan B3 U.S. Prime + 4.750% 8.00% 11/27/23 (c)(e)(i)	$ 510,000	$ 517,334
Intelsat Jackson Holdings SA Term Loan B4 U.S. Prime + 5.500% 8.75% 1/2/24 (c)(e)(i)	45,000	45,745
TOTAL COMMUNICATION SERVICES		563,079
CONSUMER DISCRETIONARY – 0.0%
Hotels, Restaurants & Leisure – 0.0%
Golden Entertainment, Inc. Term Loan B 1 month U.S. LIBOR + 3.000% 3.75% 10/21/24 (c)(e)(i)	516,839	512,317
See accompanying notes which are an integral part of the financial statements.
79	Annual Report

Fidelity® Total Bond ETF
Schedule of Investments–continued
Bank Loan Obligations – continued
	Principal Amount	Value
ENERGY – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Mesquite Energy, Inc. DIP New Money Term Loan 1 month U.S. LIBOR + 10.000%, 1 month U.S. LIBOR + 8.000% 10.00% - 12.00% 5/11/22 (c)(d)(e)(i)	$ 71,751	$ 0
Mesquite Energy, Inc. Roll Up Term Loan 1 month U.S. LIBOR + 5.250% 7.25% 5/11/22 (c)(d)(e)(i)	31,000	0
TOTAL ENERGY		0
INFORMATION TECHNOLOGY – 0.0%
Software – 0.0%
Ultimate Software Group, Inc. 2021 Term Loan 3 month U.S. LIBOR + 3.250 4.00% 5/4/26 (c)(e)(i)	218,353	218,353
TOTAL BANK LOAN OBLIGATIONS (Cost $1,371,345)		1,293,749
Convertible Bonds – 0.0%

COMMUNICATION SERVICES – 0.0%
Media – 0.0%
DISH Network Corp.:
2.375% 3/15/24	400,000	388,000
3.375% 8/15/26	418,000	436,017
TOTAL COMMUNICATION SERVICES		824,017
ENERGY – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Mesquite Energy, Inc.:
15.00% 7/15/23 (d)(j)	28,145	100,478
15.00% 7/15/23 (d)(j)	48,697	157,778
TOTAL ENERGY		258,256
TOTAL CONVERTIBLE BONDS (Cost $816,080)		1,082,273

Money Market Fund – 11.8%
	Shares
Fidelity Cash Central Fund, 0.06% (k) (Cost $241,789,942)	241,742,577	241,790,925
TOTAL INVESTMENT IN SECURITIES – 105.7% (Cost $2,107,261,173)		2,165,894,998
NET OTHER ASSETS (LIABILITIES) – (5.7%)		(117,249,329)
NET ASSETS – 100.0%		$2,048,645,669

Legend
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $324,314,078 or 15.8% of net assets.
(b)	Non-income producing - Security is in default.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Level 3 security.
(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	A portion of the security sold on a delayed delivery basis.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)	Non-income producing.
(i)	Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.
(j)	Restricted securities (including private placements) – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $258,256 or 0.0% of net assets.
(k)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 7/16/21	$ 26,647
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 7/16/21	$ 45,735

See accompanying notes which are an integral part of the financial statements.
Annual Report	80

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.06%	$136,108,262	$934,896,048	$829,214,846	$146,335	$1,462	$(1)	$241,790,925	0.4%
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.
Investment Valuation
The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
U.S. Treasury Obligations	$ 794,034,082	$ —	$ 794,034,082	$ —
Corporate Bonds	731,299,330	—	731,299,330	—
U.S. Government Agency - Mortgage Securities	232,051,621	—	232,051,621	—
Asset-Backed Securities	92,732,673	—	92,732,673	—
Collateralized Mortgage Obligations	48,225,559	—	48,225,559	—
Foreign Government and Government Agency Obligations	16,372,582	—	16,372,582	—
Municipal Securities	4,698,210	—	4,698,210	—
Common Stocks	2,313,994	2,055,893	—	258,101
Bank Loan Obligations	1,293,749	—	1,293,749	—
Convertible Bonds	1,082,273	—	824,017	258,256
Money Market Funds	241,790,925	241,790,925	—	—
Total Investments in Securities:	$ 2,165,894,998	$ 243,846,818	$ 1,921,531,823	$ 516,357
Other Information
Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):
United States of America	94.5
Cayman Islands	4.2
United Kingdom	1.3
Mexico	1.1
Canada	1.0
Others (Individually Less Than 1%)	3.6
105.7%
See accompanying notes which are an integral part of the financial statements.
81	Annual Report

Financial Statements
Statements of Assets and Liabilities
August 31, 2021
	Fidelity Corporate Bond ETF	Fidelity Investment Grade Bond ETF	Fidelity Investment Grade Securitized ETF	Fidelity Limited Term Bond ETF
Assets
Investments in securities, at value – See accompanying schedule:
Unaffiliated issuers	$280,740,441	$ 9,961,555	$11,543,600	$280,585,634
Fidelity Central Funds	12,316,151	934,371	3,471,995	1,618,747
Total Investments in Securities	$293,056,592	$10,895,926	$15,015,595	$282,204,381
Segregated cash with brokers for derivative instruments	—	—	3,730	48,000
Cash	29,183	26,449	—	—
Receivable for investments sold
Regular delivery	—	—	—	—
Delayed delivery	—	339,068	4,784,548	—
Distributions receivable from Fidelity Central Funds	590	48	171	57
Interest receivable	2,484,473	48,101	18,785	1,254,131
Other assets	118	—	—	—
Total assets	295,570,956	11,309,592	19,822,829	283,506,569
Liabilities
Payable to custodian bank	—	—	—	186
Payable for investments purchased
Regular delivery	460,797	—	207,298	—
Delayed delivery	—	1,143,878	9,613,749	—
Distributions payable	561,750	11,200	9,400	178,200
Bi-lateral OTC swaps, at value	—	—	274	—
Accrued management fees	87,233	3,046	2,997	84,691
Payable for daily variation margin on futures contracts	—	—	3,558	46,925
Payable for daily variation margin on centrally cleared OTC swaps	—	—	31	—
Total liabilities	1,109,780	1,158,124	9,837,307	310,002
Net Assets	$294,461,176	$10,151,468	$ 9,985,522	$283,196,567
Net Assets consist of:
Paid in capital	$283,872,749	$10,026,001	$ 9,989,016	$282,363,228
Total accumulated earnings (loss)	10,588,427	125,467	(3,494)	833,339
Net Assets	$294,461,176	$10,151,468	$ 9,985,522	$283,196,567
Shares outstanding	5,250,000	200,000	200,000	5,400,000
Net Asset Value per share	$ 56.09	$ 50.76	$ 49.93	$ 52.44
Investments at cost – Unaffiliated issuers	$269,381,276	$ 9,800,915	$11,534,933	$279,575,629
Investments at cost – Fidelity Central Funds	12,316,068	934,371	3,471,995	1,618,745
Investments at cost	$281,697,344	$10,735,286	$15,006,928	$281,194,374
See accompanying notes which are an integral part of the financial statements.
Annual Report	82

Statements of Assets and Liabilities
August 31, 2021
	Fidelity Low Duration Bond Factor ETF	Fidelity Total Bond ETF
Assets
Investments in securities, at value – See accompanying schedule:
Unaffiliated issuers	$235,930,702	$1,924,104,073
Fidelity Central Funds	3,328,989	241,790,925
Total Investments in Securities	$239,259,691	$2,165,894,998
Segregated cash with brokers for derivative instruments	—	—
Cash	3,270	9,060
Receivable for investments sold
Regular delivery	1,367,119	—
Delayed delivery	—	19,524,942
Distributions receivable from Fidelity Central Funds	235	13,460
Interest receivable	331,649	11,067,041
Other assets	—	—
Total assets	240,961,964	2,196,509,501
Liabilities
Payable to custodian bank	—	—
Payable for investments purchased
Regular delivery	5,397,411	4,235,325
Delayed delivery	—	139,806,025
Distributions payable	93,500	3,225,920
Bi-lateral OTC swaps, at value	—	—
Accrued management fees	28,718	596,562
Payable for daily variation margin on futures contracts	—	—
Payable for daily variation margin on centrally cleared OTC swaps	—	—
Total liabilities	5,519,629	147,863,832
Net Assets	$235,442,335	$2,048,645,669
Net Assets consist of:
Paid in capital	$235,005,885	$1,997,260,946
Total accumulated earnings (loss)	436,450	51,384,723
Net Assets	$235,442,335	$2,048,645,669
Shares outstanding	4,625,000	38,202,000
Net Asset Value per share	$ 50.91	$ 53.63
Investments at cost – Unaffiliated issuers	$235,185,453	$1,865,471,231
Investments at cost – Fidelity Central Funds	3,328,989	241,789,942
Investments at cost	$238,514,442	$2,107,261,173
See accompanying notes which are an integral part of the financial statements.
83	Annual Report

Financial Statements  – continued
Statements of Operations
For the year ended August 31, 2021
	Fidelity Corporate Bond ETF	Fidelity Investment Grade Bond ETFA	Fidelity Investment Grade Securitized ETFA	Fidelity Limited Term Bond ETF
Investment Income
Interest	$ 7,296,093	$ 74,819	$ 21,406	$ 3,445,959
Income from Fidelity Central Funds	7,585	305	1,170	4,217
Total income	7,303,678	75,124	22,576	3,450,176
Expenses
Management fees	960,149	18,056	17,950	986,775
Independent trustees' fees and expenses	711	9	9	714
Miscellaneous	106	—	—	101
Total expenses before reductions	960,966	18,065	17,959	987,590
Expense reductions	(24)	(13)	(8)	(70)
Total expenses	960,942	18,052	17,951	987,520
Net investment income (loss)	6,342,736	57,072	4,625	2,462,656
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(555,392)	(28,844)	3,822	39,964
Net realized gain (loss) on Fidelity Central Funds	(177)	—	—	—
Net realized gain (loss) on In-kind redemptions	1,335,731	—	—	1,483,632
Net realized gain (loss) on futures contracts	—	—	(1,317)	(97)
Net realized gain (loss) on Swaps	—	—	7	—
Total net realized gain (loss)	780,162	(28,844)	2,512	1,523,499
Change in net unrealized appreciation (depreciation) on investment securities	701,763	160,640	8,667	(1,617,938)
Change in net unrealized appreciation (depreciation) on Fidelity Central Funds	—	—	—	—
Change in net unrealized appreciation (depreciation) on futures contracts	—	—	120	1,172
Change in net unrealized appreciation (depreciation) on delayed delivery commitments	—	—	—	—
Change in net unrealized appreciation (depreciation) on swaps	—	—	1,598	—
Total change in net unrealized appreciation (depreciation)	701,763	160,640	10,385	(1,616,766)
Net gain (loss)	1,481,925	131,796	12,897	(93,267)
Net increase (decrease) in net assets resulting from operations	$ 7,824,661	$188,868	$ 17,522	$ 2,369,389

A	For the period March 2, 2021 (commencement of operations) to August 31, 2021.
See accompanying notes which are an integral part of the financial statements.
Annual Report	84

Statements of Operations
For the year ended August 31, 2021
	Fidelity Low Duration Bond Factor ETF	Fidelity Total Bond ETF
Investment Income
Interest	$ 1,608,406	$ 38,079,141
Income from Fidelity Central Funds	6,347	146,335
Total income	1,614,753	38,225,476
Expenses
Management fees	350,864	6,238,802
Independent trustees' fees and expenses	642	4,633
Miscellaneous	—	705
Total expenses before reductions	351,506	6,244,140
Expense reductions	(69)	(91)
Total expenses	351,437	6,244,049
Net investment income (loss)	1,263,316	31,981,427
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	232,920	(4,911,227)
Net realized gain (loss) on Fidelity Central Funds	(11)	1,462
Net realized gain (loss) on In-kind redemptions	—	372,289
Net realized gain (loss) on futures contracts	—	—
Net realized gain (loss) on Swaps	—	—
Total net realized gain (loss)	232,909	(4,537,476)
Change in net unrealized appreciation (depreciation) on investment securities	(716,238)	7,451,309
Change in net unrealized appreciation (depreciation) on Fidelity Central Funds	—	(1)
Change in net unrealized appreciation (depreciation) on futures contracts	—	—
Change in net unrealized appreciation (depreciation) on delayed delivery commitments	—	111
Change in net unrealized appreciation (depreciation) on swaps	—	—
Total change in net unrealized appreciation (depreciation)	(716,238)	7,451,419
Net gain (loss)	(483,329)	2,913,943
Net increase (decrease) in net assets resulting from operations	$ 779,987	$ 34,895,370
See accompanying notes which are an integral part of the financial statements.
85	Annual Report

Financial Statements  – continued
Statements of Changes in Net Assets
	Fidelity Corporate Bond ETF		Fidelity Investment Grade Bond ETF	Fidelity Investment Grade Securitized ETF
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2021A	Year ended August 31, 2021A
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,342,736	$ 4,442,634	$ 57,072	$ 4,625
Net realized gain (loss)	780,162	2,442,128	(28,844)	2,512
Change in net unrealized appreciation (depreciation)	701,763	4,352,447	160,640	10,385
Net increase (decrease) in net assets resulting from operations	7,824,661	11,237,209	188,868	17,522
Distributions to shareholders	(7,401,950)	(4,449,450)	(63,400)	(21,016)
Return of capital	—	—	—	(28,984)
Total distributions	(7,401,950)	(4,449,450)	(63,400)	(50,000)
Share transactions
Proceeds from sales of shares	119,871,987	93,045,226	10,026,000	10,018,000
Cost of shares redeemed	(32,765,280)	(20,723,268)	—	—
Net increase (decrease) in net assets resulting from share transactions	87,106,707	72,321,958	10,026,000	10,018,000
Total increase (decrease) in net assets	87,529,418	79,109,717	10,151,468	9,985,522
Net Assets
Beginning of year	206,931,758	127,822,041	—	—
End of year	$294,461,176	$206,931,758	$10,151,468	$ 9,985,522
Other Information
Shares
Sold	2,150,000	1,700,000	200,000	200,000
Redeemed	(600,000)	(400,000)	—	—
Net increase (decrease)	1,550,000	1,300,000	200,000	200,000

A	For the period March 2, 2021 (commencement of operations) to August 31, 2021.
See accompanying notes which are an integral part of the financial statements.
Annual Report	86

Statements of Changes in Net Assets
	Fidelity Limited Term Bond ETF		Fidelity Low Duration Bond Factor ETF
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,462,656	$ 3,211,559	$ 1,263,316	$ 3,098,901
Net realized gain (loss)	1,523,499	4,840,075	232,909	(556,284)
Change in net unrealized appreciation (depreciation)	(1,616,766)	(471,728)	(716,238)	667,566
Net increase (decrease) in net assets resulting from operations	2,369,389	7,579,906	779,987	3,210,183
Distributions to shareholders	(2,569,300)	(3,246,850)	(1,253,350)	(3,253,525)
Return of capital	—	—	—	—
Total distributions	(2,569,300)	(3,246,850)	(1,253,350)	(3,253,525)
Share transactions
Proceeds from sales of shares	278,080,411	240,154,010	58,685,085	119,529,263
Cost of shares redeemed	(175,867,637)	(190,966,794)	(13,985,293)	(37,293,765)
Net increase (decrease) in net assets resulting from share transactions	102,212,774	49,187,216	44,699,792	82,235,498
Total increase (decrease) in net assets	102,012,863	53,520,272	44,226,429	82,192,156
Net Assets
Beginning of year	181,183,704	127,663,432	191,215,906	109,023,750
End of year	$ 283,196,567	$ 181,183,704	$235,442,335	$191,215,906
Other Information
Shares
Sold	5,300,000	4,650,000	1,150,000	2,350,000
Redeemed	(3,350,000)	(3,700,000)	(275,000)	(750,000)
Net increase (decrease)	1,950,000	950,000	875,000	1,600,000

See accompanying notes which are an integral part of the financial statements.
87	Annual Report

Financial Statements  – continued
Statements of Changes in Net Assets
	Fidelity Total Bond ETF
	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 31,981,427	$ 26,733,354
Net realized gain (loss)	(4,537,476)	35,899,738
Change in net unrealized appreciation (depreciation)	7,451,419	20,078,194
Net increase (decrease) in net assets resulting from operations	34,895,370	82,711,286
Distributions to shareholders	(65,488,188)	(28,071,550)
Return of capital	—	—
Total distributions	(65,488,188)	(28,071,550)
Share transactions
Proceeds from sales of shares	727,338,753	690,482,395
Cost of shares redeemed	(13,321,769)	(141,095,205)
Net increase (decrease) in net assets resulting from share transactions	714,016,984	549,387,190
Total increase (decrease) in net assets	683,424,166	604,026,926
Net Assets
Beginning of year	1,365,221,503	761,194,577
End of year	$2,048,645,669	$1,365,221,503
Other Information
Shares
Sold	13,500,000	13,100,000
Redeemed	(250,000)	(2,800,000)
Net increase (decrease)	13,250,000	10,300,000
See accompanying notes which are an integral part of the financial statements.
Annual Report	88

Financial Highlights
	Fidelity Corporate Bond ETF
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2019	Year ended August 31, 2018	Year ended August 31, 2017
Selected Per-Share Data
Net asset value, beginning of period	$ 55.93	$ 53.26	$ 48.64	$ 50.97	$ 51.20
Income from Investment Operations
Net investment income (loss)A	1.321	1.546	1.732	1.599	1.444
Net realized and unrealized gain (loss)	0.387	2.655	4.610	(2.311)	(0.243)
Total from investment operations	1.708	4.201	6.342	(0.712)	1.201
Distributions from net investment income	(1.308)	(1.531)	(1.722)	(1.618)	(1.431)
Distributions from net realized gain	(0.244)	—	—	—	—
Total distributions	(1.552)	(1.531)	(1.722)	(1.618)	(1.431)
Net asset value, end of period	$ 56.09	$ 55.93	$ 53.26	$ 48.64	$ 50.97
Total ReturnB,C	3.11%	8.06%	13.39%	(1.41)%	2.43%
Ratios to Average Net AssetsD,E
Expenses before reductions	.36%	.36%	.36%	.42%	.45%
Expenses net of fee waivers, if any	.36%	.36%	.36%	.42%	.45%
Expenses net of all reductions	.36%	.36%	.36%	.42%	.45%
Net investment income (loss)	2.38%	2.88%	3.45%	3.22%	2.87%
Supplemental Data
Net assets, end of period (000 omitted)	$294,461	$206,932	$127,822	$58,362	$63,711
Portfolio turnover rateF	26% G	31% G	40%	81% G	29%

A	Calculated based on average shares outstanding during the period.
B	Based on net asset value.
C	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
D	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
E	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
F	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
G	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
89	Annual Report

Financial Statements  – continued
Financial Highlights
Fidelity Investment Grade Bond ETF
Year ended August 31, 2021A
Selected Per-Share Data
Net asset value, beginning of period	$ 50.00
Income from Investment Operations
Net investment income (loss)B	0.287
Net realized and unrealized gain (loss)	0.790
Total from investment operations	1.077
Distributions from net investment income	(0.317)
Total distributions	(0.317)
Net asset value, end of period	$ 50.76
Total ReturnC,D,E	2.16%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.36%
Expenses net of fee waivers, if any	.36%
Expenses net of all reductions	.36%
Net investment income (loss)	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$10,151
Portfolio turnover rateI,J	19%

A	For the period March 2, 2021 (commencement of operations) to August 31, 2021.
B	Calculated based on average shares outstanding during the period.
C	Based on net asset value.
D	Total returns for periods of less than one year are not annualized.
E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
F	Annualized.
G	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
H	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
I	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
J	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.
Annual Report	90

Financial Highlights
Fidelity Investment Grade Securitized ETF
Year ended August 31, 2021A
Selected Per-Share Data
Net asset value, beginning of period	$ 50.00
Income from Investment Operations
Net investment income (loss)B	0.023
Net realized and unrealized gain (loss)	0.160
Total from investment operations	0.183
Distributions from net investment income	(0.078) C
Distributions from net realized gain	(0.027)C
Return of capital	(0.145)
Total distributions	(0.250)
Net asset value, end of period	$ 49.93
Total ReturnD,E,F	0.36%
Ratios to Average Net AssetsG,H,I
Expenses before reductions	.36%
Expenses net of fee waivers, if any	.36%
Expenses net of all reductions	.36%
Net investment income (loss)	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,986
Portfolio turnover rateJ,K	65%

A	For the period March 2, 2021 (commencement of operations) to August 31, 2021.
B	Calculated based on average shares outstanding during the period.
C	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
D	Based on net asset value.
E	Total returns for periods of less than one year are not annualized.
F	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
G	Annualized.
H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
I	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
J	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
K	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.
91	Annual Report

Financial Statements  – continued
Financial Highlights
	Fidelity Limited Term Bond ETF
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2019	Year ended August 31, 2018	Year ended August 31, 2017
Selected Per-Share Data
Net asset value, beginning of period	$ 52.52	$ 51.07	$ 49.42	$ 50.60	$ 50.85
Income from Investment Operations
Net investment income (loss)A	0.470	1.039	1.344	1.072	0.767
Net realized and unrealized gain (loss)	(0.044)	1.495	1.687	(1.201)	(0.131)
Total from investment operations	0.426	2.534	3.031	(0.129)	0.636
Distributions from net investment income	(0.486) B	(1.084)	(1.381)	(1.051)	(0.836)
Distributions from net realized gain	(0.020)B	—	—	—	(0.050)
Total distributions	(0.506)	(1.084)	(1.381)	(1.051)	(0.886)
Net asset value, end of period	$ 52.44	$ 52.52	$ 51.07	$ 49.42	$ 50.60
Total ReturnC,D	0.83%	5.04%	6.22%	(0.23)%	1.27%
Ratios to Average Net AssetsE,F
Expenses before reductions	.36%	.36%	.36%	.41%	.45%
Expenses net of fee waivers, if any	.36%	.36%	.36%	.41%	.45%
Expenses net of all reductions	.36%	.36%	.36%	.41%	.45%
Net investment income (loss)	.90%	2.02%	2.69%	2.15%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$283,197	$181,184	$127,663	$190,278	$103,725
Portfolio turnover rateG,H	75%	102%	32%	113%	206%

A	Calculated based on average shares outstanding during the period.
B	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
C	Based on net asset value.
D	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
E	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
F	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
G	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
H	Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.
Annual Report	92

Financial Highlights
	Fidelity Low Duration Bond Factor ETF
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2019	Year ended August 31, 2018A
Selected Per-Share Data
Net asset value, beginning of period	$ 50.99	$ 50.71	$ 50.10	$ 50.00
Income from Investment Operations
Net investment income (loss)B	0.275	0.913	1.479	0.279
Net realized and unrealized gain (loss)	(0.085)	0.325	0.469	0.096
Total from investment operations	0.190	1.238	1.948	0.375
Distributions from net investment income	(0.270)	(0.958)	(1.338)	(0.275)
Total distributions	(0.270)	(0.958)	(1.338)	(0.275)
Net asset value, end of period	$ 50.91	$ 50.99	$ 50.71	$ 50.10
Total ReturnC,D,E	0.36%	2.48%	3.95%	0.75%
Ratios to Average Net AssetsF,G
Expenses before reductions	.15%	.15%	.15%	.15% H
Expenses net of fee waivers, if any	.15%	.15%	.15%	.15% H
Expenses net of all reductions	.15%	.15%	.15%	.15% H
Net investment income (loss)	.54%	1.81%	2.90%	2.51% H
Supplemental Data
Net assets, end of period (000 omitted)	$235,442	$191,216	$109,024	$10,020
Portfolio turnover rateI	40%	43% J	14%	2% K

A	For the period June 12, 2018 (commencement of operations) to August 31, 2018.
B	Calculated based on average shares outstanding during the period.
C	Based on net asset value.
D	Total returns for periods of less than one year are not annualized.
E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
F	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
G	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
H	Annualized.
I	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
J	Portfolio turnover rate excludes securities received or delivered in-kind.
K	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.
93	Annual Report

Financial Statements  – continued
Financial Highlights
	Fidelity Total Bond ETF
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2019	Year ended August 31, 2018	Year ended August 31, 2017
Selected Per-Share Data
Net asset value, beginning of period	$ 54.71	$ 51.95	$ 48.80	$ 50.51	$ 50.82
Income from Investment Operations
Net investment income (loss)A	0.988	1.323	1.502	1.334	1.225
Net realized and unrealized gain (loss)	0.023	2.812	3.147	(1.690)	(0.242)
Total from investment operations	1.011	4.135	4.649	(0.356)	0.983
Distributions from net investment income	(0.951) B	(1.375)	(1.499)	(1.354)	(1.279)
Distributions from net realized gain	(1.143)B	—	—	—	—
Return of capital	—	—	—	—	(0.014)
Total distributions	(2.094)	(1.375)	(1.499)	(1.354)	(1.293)
Net asset value, end of period	$ 53.63	$ 54.71	$ 51.95	$ 48.80	$ 50.51
Total ReturnC,D	1.90%	8.10%	9.73%	(0.69)%	1.99%
Ratios to Average Net AssetsE,F
Expenses before reductions	.36%	.36%	.36%	.41%	.45%
Expenses net of fee waivers, if any	.36%	.36%	.36%	.41%	.45%
Expenses net of all reductions	.36%	.36%	.36%	.41%	.45%
Net investment income (loss)	1.84%	2.51%	3.01%	2.70%	2.45%
Supplemental Data
Net assets, end of period (000 omitted)	$2,048,646	$1,365,222	$761,195	$427,093	$280,414
Portfolio turnover rateG	117% H	112% H	150% H	91% H	128%

A	Calculated based on average shares outstanding during the period.
B	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
C	Based on net asset value.
D	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
E	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
F	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
G	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
H	Portfolio turnover rate excludes securities received or delivered in-kind.
See accompanying notes which are an integral part of the financial statements.
Annual Report	94

Notes to Financial Statements
For the year ended August 31, 2021
1. Organization.
Fidelity Corporate Bond ETF, Fidelity Investment Grade Bond ETF, Fidelity Investment Grade Securitized ETF, Fidelity Limited Term Bond ETF, Fidelity Low Duration Bond Factor ETF and Fidelity Total Bond ETF (the Funds) are exchange-traded funds of Fidelity Merrimack Street Trust (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.
A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%
(a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund’s most recent annual or semi-annual shareholder report.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund’s Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund’s investments to the Fair Value Committee (the Committee) established by each Fund’s investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund’s investments and ratifies the fair value determinations of the Committee.
Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)
Valuation techniques used to value each Fund’s investments by major category are as follows:
95	Annual Report

Notes to Financial Statements  – continued
3. Significant Accounting Policies – continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, municipal securities and U.S government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index, interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of August 31, 2021, is included at the end of each Fund’s Schedule of Investments.
Investment Transactions and Income. For financial reporting purposes and for processing shareholder transactions, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period and prior business day, respectively. The NAV per share for processing shareholder transactions is calculated as of the close of business (normally 4:00 p.m. Eastern time) of the Cboe BZX Exchange, Inc. (CboeBZX) for Fidelity Low Duration Bond Factor ETF, and of the New York Stock Exchange, Archipelago Exchange (NYSE Arca) for all other funds. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statements of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund’s expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund.Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and
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3. Significant Accounting Policies – continued

local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to prior period premium and discount on debt securities, redemptions in kind, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:
	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Corporate Bond ETF	$ 281,695,515	$ 11,851,671	$ (490,594)	$ 11,361,077
Fidelity Investment Grade Bond ETF	10,735,297	168,862	(8,233)	160,629
Fidelity Investment Grade Securitized ETF	15,009,689	23,594	(17,688)	5,906
Fidelity Limited Term Bond ETF	281,192,842	1,377,493	(365,954)	1,011,539
Fidelity Low Duration Bond Factor ETF	238,529,945	1,113,617	(383,871)	729,746
Fidelity Total Bond ETF	2,107,241,421	66,054,392	(7,400,815)	58,653,577
The tax-based components of distributable earnings as of period end were as follows for each Fund:
	Undistributed ordinary income	Undistributed capital gains	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity Corporate Bond ETF	$ —	$ —	$ —	$ 11,361,077
Fidelity Investment Grade Bond ETF	—	—	(28,834)	160,629
Fidelity Investment Grade Securitized ETF	—	—	—	5,906
Fidelity Limited Term Bond ETF	—	—	—	1,011,539
Fidelity Low Duration Bond Factor ETF	33,944	—	(327,240)	729,746
Fidelity Total Bond ETF	—	—	(5,126,471)	58,653,577
Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal year end and is subject to adjustment.
	No-expiration Short-term	No-expiration Long-term	Total capital loss carryforward
Fidelity Corporate Bond ETF	$ —	$ —	$ —
Fidelity Investment Grade Bond ETF	(28,834)	—	(28,834)
Fidelity Investment Grade Securitized ETF	—	—	—
Fidelity Limited Term Bond ETF	—	—	—
Fidelity Low Duration Bond Factor ETF	(327,240)	—	(327,240)
Fidelity Total Bond ETF	(5,126,471)	—	(5,126,471)
Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2020 to August 31, 2021. Loss deferrals were as follows:
Capital Losses
Fidelity Corporate Bond ETF	$ (762,325)
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Notes to Financial Statements  – continued
3. Significant Accounting Policies – continued

The tax character of distributions paid was as follows:
August 31, 2021
	Ordinary Income	Long-Term Capital Gain	Tax Return Of Capital	Total
Fidelity Corporate Bond ETF	$ 6,910,400	$ 491,550	$ —	$ 7,401,950
Fidelity Investment Grade Bond ETFA	63,400	—	—	63,400
Fidelity Investment Grade Securitized ETFA	21,016	—	28,984	50,000
Fidelity Limited Term Bond ETF	2,462,569	106,731	—	2,569,300
Fidelity Low Duration Bond Factor ETF	1,253,350	—	—	1,253,350
Fidelity Total Bond ETF	47,486,988	18,001,200	—	65,488,188

A	For the period March 2, 2021 (commencement of operations) to August 31, 2021.

August 31, 2020
Fidelity Corporate Bond ETF	$ 4,449,450	$ —	$ —	$ 4,449,450
Fidelity Limited Term Bond ETF	3,246,850	—	—	3,246,850
Fidelity Low Duration Bond Factor ETF	3,245,196	8,329	—	3,253,525
Fidelity Total Bond ETF	28,071,550	—	—	28,071,550
Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund’s portfolio turnover rate.
Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a Funds' right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.
TBA securities subject to a forward commitment to sell at period end are included at the end of each applicable Fund's Schedule of Investments under the caption "TBA Sale Commitments.” The proceeds and value of these commitments are reflected in the each applicable Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.
Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through
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3. Significant Accounting Policies – continued

assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts, options, and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.
The Funds' use of derivatives increased or decreased their exposure to the following risks:
Equity Risk                            Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Credit Risk                            Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.
Interest Rate Risk        Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Funds attempt to reduce their exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Funds the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Funds receive collateral in the form of cash or securities once each Fund’s net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Funds' custodian bank in accordance with the collateral agreements entered into between the Funds, the counterparty and the Funds' custodian bank. The Funds could experience delays and costs in gaining access to the collateral even though it is held by the Funds' custodian bank. The Funds' maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Funds. The Funds may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty’s unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts and exchange-traded options are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statements of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the applicable Funds, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.
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Notes to Financial Statements  – continued
4. Derivative Instruments – continued

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity Investment Grade Securitized ETF
Credit Risk
Swaps	$ —	$ 303
Total Credit Risk	—	303
Interest Rate Risk
Futures Contracts	(1,317)	120
Purchased Options	—	(245)
Swaps	7	1,295
Total Interest Rate Risk	(1,310)	1,170
Totals	$ (1,310)	$ 1,473

Fidelity Limited Term Bond ETF
Interest Rate Risk
Futures Contracts	$ (97)	$ 1,172
Total Interest Rate Risk	(97)	1,172
Totals	$ (97)	$ 1,172
A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.
Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the bond market and fluctuations in interest rates.
Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statements of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statements of Operations.
Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts”. The notional amount at value reflects each contract’s exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statements of Assets and Liabilities. Securities deposited to meet initial margin requirements are identified in the Schedules of Investments.
Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and potential credit events.
Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.
Any open options at period end are presented in the Schedule of Investments under the captions “Purchased Options,” “Purchased Swaptions,” “Written Options” and “Written Swaptions,” as applicable, and are representative of volume of activity during the period.
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4. Derivative Instruments – continued

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.
Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.
Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to varia tion margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.
For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.
Any open swaps at period end are included in the Schedule of Investments under the caption “Swaps” and are representative of volume of activity during the period.
Credit Default Swaps. Credit default swaps enable the Funds to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Funds enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.
For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.
As a seller, if an underlying credit event occurs, the Funds will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry’s inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.
As a buyer, if an underlying credit event occurs, the Funds will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry’s inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.
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Notes to Financial Statements  – continued
4. Derivative Instruments – continued

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Funds are the sellers, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.
Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Funds entered into interest rate swaps to manage their exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.
	Purchases ($)	Sales ($)
Fidelity Corporate Bond ETF	60,633,566	36,212,913
Fidelity Investment Grade Bond ETF	4,923,433	9,720
Fidelity Investment Grade Securitized ETF	952,430	6,362
Fidelity Limited Term Bond ETF	133,246,679	52,530,754
Fidelity Low Duration Bond Factor ETF	115,324,899	69,720,968
Fidelity Total Bond ETF	191,386,350	106,288,358
Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.
	In-kind Subscriptions ($)	In-kind Redemptions ($)
Fidelity Corporate Bond ETF	87,991,449	27,216,732
Fidelity Investment Grade Bond ETF	—	—
Fidelity Investment Grade Securitized ETF	—	—
Fidelity Limited Term Bond ETF	165,552,844	165,525,173
Fidelity Low Duration Bond Factor ETF	—	—
Fidelity Total Bond ETF	279,685,095	5,175,695
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of .36% of each Fund's average net assets for Fidelity Corporate Bond ETF, Fidelity Investment Grade Bond ETF, Fidelity Investment Grade Securitized ETF, Fidelity Limited Term Bond ETF and Fidelity Total Bond ETF. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. For Fidelity Corporate Bond ETF, Fidelity Limited Term Bond ETF and Fidelity Total Bond ETF, the management fee paid to the investment adviser is reduced by an amount equal to the fees and expenses paid by each fund to the independent Trustees.
Fidelity Low Duration Bond Factor ETF's management fee is based on an annual rate of .15% of average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.
Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.
Annual Report	102

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statements of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment advisor. During the period there were no borrowings on this line of credit.
Amount
Fidelity Corporate Bond ETF	$ 106
Fidelity Investment Grade Bond ETF	—
Fidelity Investment Grade Securitized ETF	—
Fidelity Limited Term Bond ETF	101
Fidelity Total Bond ETF	705
8. Expense Reductions.
Through arrangements with each applicable Fund’s custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund’s expenses by the following amounts:
Amount
Fidelity Corporate Bond ETF	$ 24
Fidelity Investment Grade Bond ETF	13
Fidelity Investment Grade Securitized ETF	8
Fidelity Limited Term Bond ETF	70
Fidelity Low Duration Bond Factor ETF	69
Fidelity Total Bond ETF	91
9. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities and cash to a fund and redemption proceeds are paid with a basket of securities from a fund’s portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund’s shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.
10. Other.
Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.
11. Credit Risk.
Certain Funds invest a significant portion of its assets in structured securities of issuers backed by residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.
12. Coronavirus (COVID-19) Pandemic.
An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds’ performance.
103	Annual Report

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Merrimack Street Trust and Shareholders of each of the six funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (six of the funds constituting Fidelity Merrimack Street Trust, hereafter collectively referred to as the "Funds") as of August 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund Name	Statements of operation	Statements of changes in net assets	Financial highlights
Fidelity Corporate Bond ETF	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For each of the five years in the period ended August 31, 2021
Fidelity Investment Grade Bond ETF	For the period March 2, 2021 (commencement of operations) through August 31, 2021	For the period March 2, 2021 (commencement of operations) through August 31, 2021	For the period March 2, 2021 (commencement of operations) through August 31, 2021
Fidelity Investment Grade Securitized ETF	For the period March 2, 2021 (commencement of operations) through August 31, 2021	For the period March 2, 2021 (commencement of operations) through August 31, 2021	For the period March 2, 2021 (commencement of operations) through August 31, 2021
Fidelity Limited Term Bond ETF	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For each of the five years in the period ended August 31, 2021
Fidelity Low Duration Bond Factor ETF	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021, 2020, 2019, and for the period from June 12, 2018 (commencement of operations) through August 31, 2018
Fidelity Total Bond ETF	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For each of the five years in the period ended August 31, 2021
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 18, 2021
Annual Report	104

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
105	Annual Report

Trustees and Officers (Unaudited)
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 286 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-FIDELITY.
Experience, Skills, Attributes, and Qualifiﬁcations of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
Annual Report	106

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2012
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
107	Annual Report

Trustees and Officers (Unaudited)  – continued
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2013
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2013
Trustee
Annual Report	108

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Chairman of the Independent Trustees
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2013
Trustee
Vice Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2013
Trustee
Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Offiﬃcers:
Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Robert W. Helm (1957)
Year of Election or Appointment: 2021
109	Annual Report

Trustees and Officers (Unaudited)  – continued
Name, Year of Birth; Principal Occupation
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Annual Report	110

Name, Year of Birth; Principal Occupation
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Marc L. Spector (1972)
Year of Election or Appointment: 2016
Deputy Treasurer
Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).
111	Annual Report

Shareholder Expense Example (Unaudited)
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021) for Fidelity Corporate Bond ETF, Fidelity Limited Term Bond ETF, Fidelity Low Duration Bond Factor ETF and Fidelity Total Bond ETF and for the period (March 02, 2021 to August 31, 2021) for Fidelity Investment Grade Bond ETF and Fidelity Investment Grade Securitized ETF. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (March 1, 2021 to August 31, 2021).
Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Annualized Expense RatioA	Beginning Account Value	Ending Account Value August 31, 2021	Expenses Paid During Period
Fidelity Corporate Bond ETF	0.36%
Actual		$ 1,000.00	$ 1,028.80	$ 1.84B
Hypothetical C		$ 1,000.00	$ 1,023.39	$ 1.84D
Fidelity Investment Grade Bond ETF	0.36%
Actual		$ 1,000.00	$ 1,021.60	$ 1.82B
Hypothetical C		$ 1,000.00	$ 1,023.39	$ 1.84D
Fidelity Investment Grade Securitized ETF	0.36%
Actual		$ 1,000.00	$ 1,003.60	$ 1.81B
Hypothetical C		$ 1,000.00	$ 1,023.39	$ 1.84D
Fidelity Limited Term Bond ETF	0.36%
Actual		$ 1,000.00	$ 1,004.30	$ 1.82B
Hypothetical C		$ 1,000.00	$ 1,023.39	$ 1.84D
Fidelity Low Duration Bond Factor ETF	0.15%
Actual		$ 1,000.00	$ 1,003.40	$ 0.76B
Hypothetical C		$ 1,000.00	$ 1,024.45	$ 0.77D
Fidelity Total Bond ETF	0.36%
Actual		$ 1,000.00	$ 1,020.40	$ 1.83B
Hypothetical C		$ 1,000.00	$ 1,023.39	$ 1.84D

Annual Report	112

A	Annualized expense ratio reflects expenses net of applicable fee waivers.
B	Actual expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Fidelity Corporate Bond ETF, Fidelity Limited Term Bond ETF, Fidelity Low Duration Bond ETF and Fidelity Total Bond ETF and multiplied by 183/365 (to reflect the period March 02, 2021 to August 31, 2021) for Fidelity Investment Grade Bond ETF and Fidelity Investment Grade Securitized ETF.
C	5% return per year before expenses.
D	Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
113	Annual Report

Distributions (Unaudited)
The Board of Trustees of each fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income.
	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Corporate Bond ETF	10/1/2021	9/29/2021	$0.108	$0.00
Fidelity Investment Grade Bond ETF	10/1/2021	9/29/2021	$0.056	$0.00
Fidelity Investment Grade Securitized ETF	10/1/2021	9/29/2021	$0.050	$0.00
Fidelity Limited Term Bond ETF	10/1/2021	9/29/2021	$0.036	$0.00
Fidelity Low Duration Bond Factor ETF	10/1/2021	9/29/2021	$0.019	$0.00
Fidelity Total Bond ETF	10/1/2021	9/29/2021	$0.078	$0.00
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended August 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.
Fidelity Corporate Bond ETF	$209,594
Fidelity Limited Term Bond ETF	$130,153
A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:
Fidelity Corporate Bond ETF	2%
Fidelity Investment Grade Bond ETF	21%
Fidelity Investment Grade Securitized ETF	1%
Fidelity Limited Term Bond ETF	7%
Fidelity Low Duration Bond Factor ETF	17%
Fidelity Total Bond ETF	15%
The funds hereby designate the amounts noted below as distributions paid during the period January 1, 2021 to August 31, 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders:
Fidelity Corporate Bond ETF	$ 3,684,370
Fidelity Investment Grade Bond ETF	$ 51,003
Fidelity Investment Grade Securitized ETF	$ 49,413
Fidelity Limited Term Bond ETF	$ 1,446,099
Fidelity Low Duration Bond Factor ETF	$ 559,721
Fidelity Total Bond ETF	$18,314,594
The funds designate the amounts noted below as distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.
Fidelity Corporate Bond ETF	$ 4,973,786
Fidelity Limited Term Bond ETF	$ 2,679,150
Fidelity Low Duration Bond Factor ETF	$ 2,344,865
Fidelity Total Bond ETF	$31,619,894
The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.
Annual Report	114

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Investment Grade Bond ETF
Fidelity Investment Grade Securitized ETF
At its November 2020 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity’s staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds’ investment objectives, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity’s investment staff, including its size, education, experience, and resources, as well as Fidelity’s approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity’s trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity’s investments in business continuity planning, and its success in continuously providing services to the Fidelity funds notwithstanding the severe disruptions caused by the COVID-19 pandemic.
Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative and shareholder and other services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under a separate agreement covering securities lending services for each fund. The Board also considered the nature and extent of the supervision of third-party service providers, principally transfer agents, custodians, subcustodians, and pricing vendors.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.
Investment Performance. Each fund is a new fund and therefore had no historical performance for the Board to review at the time it approved each fund’s Advisory Contracts. The Board considered the Investment Advisers’ experience in managing investment grade bond funds investing in similar securities, with which the Board is familiar through its supervision of other Fidelity Funds.
Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. In reviewing the Advisory Contracts, the Board considered each fund’s all-inclusive (subject to certain exceptions) fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board noted that each fund’s proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of each fund is below the median of those funds used by the Board for management fee comparisons.
Based on its review, the Board concluded that each fund’s management fee and projected total expense ratio were reasonable in light of the services that each fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability. Each fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of each fund at the time it approved the Advisory Contracts. In connection with its future renewal of each fund’s Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing each fund and servicing each fund’s shareholders.
Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that each fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.
115	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees  – continued
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund’s Advisory Contracts should be approved.
Annual Report	116

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119	Annual Report

FIXETF-ANN-1021
1.9864852.106

Item 2.	Code of Ethics

As of the end of the period, August 31, 2021, Fidelity Merrimack Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Corporate Bond ETF, Fidelity Investment Grade Bond ETF, Fidelity Investment Grade Securitized ETF, Fidelity Limited Term Bond ETF, Fidelity Low Duration Bond Factor ETF, and Fidelity Total Bond ETF (the “Funds”):

Services Billed by PwC

August 31, 2021 FeesA,B

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond ETF	$33,300	$—	$6,800	$1,400
Fidelity Investment Grade Bond ETF	$25,600	$—	$7,100	$400
Fidelity Investment Grade Securitized ETF	$26,500	$—	$7,400	$400
Fidelity Limited Term Bond ETF	$35,100	$—	$7,100	$1,400
Fidelity Low Duration Bond Factor ETF	$35,400	$—	$7,200	$1,400
Fidelity Total Bond ETF	$37,800	$—	$7,600	$1,500

August 31, 2020 FeesA,B

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond ETF	$34,000	$—	$6,800	$1,700
Fidelity Investment Grade Bond ETF	$—	$—	$—	$—
Fidelity Investment Grade Securitized ETF	$—	$—	$—	$—
Fidelity Limited Term Bond ETF	$35,800	$—	$7,100	$1,800
Fidelity Low Duration Bond Factor ETF	$36,100	$—	$7,200	$1,800
Fidelity Total Bond ETF	$38,500	$—	$7,600	$1,900

A	Amounts may reflect rounding.
B	Fidelity Investment Grade Bond ETF and Fidelity Investment Grade Securitized ETF commenced operations on March 2, 2021.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2021A,B	August 31, 2020A,B
Audit-Related Fees	$8,959,700	$8,940,200
Tax Fees	$11,200	$20,800
All Other Fees	$—	$—

A	Amounts may reflect rounding.
B	May contain amounts billed prior to the Fidelity Investment Grade Bond ETF and Fidelity Investment Grade Securitized ETF’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

*        *         *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2021A,B	August 31, 2020A,B
PwC	$14,323,300	$14,078,100

A	Amounts may reflect rounding. .
B	May contain amounts billed prior to the Fidelity Investment Grade Bond ETF and Fidelity Investment Grade Securitized ETF’s commencement of operations.

The trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.	Audit Committee of Listed Registrants

The Audit Committee is a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. As of August 31, 2021, the members of the Audit Committee were Elizabeth S. Acton, Ann E. Dunwoody, John Engler, Robert F. Gartland, Arthur E. Johnson, Michael E. Kenneally, Marie L. Knowles and Mark A. Murray.

Item 6.	Investments

(a)	Not applicable.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.	Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)	(3)	Not applicable.

(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Merrimack Street Trust

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 21, 2021

By:	/s/ John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 21, 2021